File No. 333-128472       CIK #1327566

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 8 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Van Kampen Unit Trusts, Municipal Series 589
                              (Exact Name of Trust)

                          Invesco Capital Markets, Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  INVESCO CAPITAL MARKETS, INC.         PAUL HASTINGS LLP
  Attention: John M. Zerr, Esq.         Attention: Michael R. Rosella, Esq.
  11 Greenway Plaza                     75 East 55th Street
  Houston, Texas 77046-1173             New York, New York 10022

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on February 25, 2014, pursuant to paragraph (b) of Rule 485.

                            Van Kampen Unit Trusts,
                              Municipal Series 589


IM-IT Discount/18                                             Missouri IM-IT/131

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
  Part II of this Prospectus. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Van Kampen Unit Trusts, Municipal Series (the "Fund") consists of the underlying separate unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds insured bonds or bonds that are insured under a portfolio insurance policy issued by a rated insurance company.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is February 25, 2014




INVESCO

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 589
                   Summary of Essential Financial Information

                            As of November 29, 2013
                     Sponsor: Invesco Capital Markets, Inc.
           Evaluator: Standard & Poor's Securities Evaluations, Inc.
                  Supervisor: Invesco Investment Advisers LLC
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                    IM-IT          Missouri
                                                                                                   Discount         IM-IT
General Information                                                                                 Trust           Trust
                                                                                                --------------  --------------
Principal Amount (Par Value) of Securities ...................................................  $    3,955,000  $    1,645,000
Number of Units ..............................................................................           4,085           2,258
Fractional Undivided Interest in Trust per Unit ..............................................         1/4,085         1/2,258
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio .........................................  $ 3,853,099.85  $ 1,686,245.50
      Aggregate Bid Price of Securities per Unit .............................................  $       943.23  $       746.79
      Sales charge 4.712% (4.50% of Public Offering Price excluding principal cash) for the
      IM-IT Discount Trust and 3.092% (3.00% of Public Offering Price excluding
      principal cash) for the Missouri IM-IT Trust ...........................................  $        44.44  $        23.06
      Principal Cash per Unit ................................................................  $          .62  $        (1.20)
      Public Offering Price per Unit (1) .....................................................  $       988.29  $       768.65
Redemption Price per Unit ....................................................................  $       943.85  $       745.59
Excess of Public Offering Price per Unit over Redemption Price per Unit ......................  $        44.44  $        23.06
Minimum Value of the Trust under which Trust Agreement may be terminated .....................  $ 1,000,000.00  $   520,000.00
Annual Premium on Portfolio Insurance ........................................................  $           --  $           --
Evaluator's Annual Evaluation Fee (3) ........................................................  $        1,529  $          822
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit ..............................................  $        40.71  $        34.70
      Less: Estimated Annual Expense excluding Insurance .....................................  $         2.35  $         2.48
      Less: Annual Premium on Portfolio Insurance ............................................  $           --  $           --
      Estimated Net Annual Interest Income per Unit ..........................................  $        38.36  $        32.22
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income ...................................................  $        38.36  $        32.22
      Divided by 12 ..........................................................................  $         3.20  $         2.69
Estimated Daily Rate of Net Interest Accrual per Unit ........................................  $       .10653  $       .08951
Estimated Current Return Based on Public Offering Price (2) ..................................            3.88%           4.19%
Estimated Long-Term Return (2) ...............................................................            3.87%           3.35%

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(1) Plus accrued interest to the date of settlement (three business days after purchase) of $2.56 and $2.16 for the IM-IT Discount and Missouri IM-IT Trusts, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II of this Prospectus.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution .............  $1.00 per Unit
Date of Deposit ............................  December 1, 2005
Supervisor's Annual Supervisory Fee ........  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee .........  Maximum of $.15 per Unit

   Record and Computation Dates ............... TENTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Discount Trust and January and July for the Missouri IM-IT Trust.

   Distribution Dates ......................... TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Discount Trust and January and July for the Missouri IM-IT Trust.

   Trustee's Annual Fee ....................... $.91 and $.51 per $1,000
principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Van Kampen Unit Trusts, Municipal Series 589:

   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Insured Municipals Income Trust, 18th Discount Series and Missouri Insured Municipals Income Trust, Series 131 (the "Trusts," included in Van Kampen Unit Trusts, Municipal Series 589) as of October 31, 2013, and the related statements of operations and changes in net assets for each of the three years in the period ended October 31, 2013, and the financial highlights for each of the five years in the period ended October 31, 2013. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at October 31, 2013 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, 18th Discount Series and Missouri Insured Municipals Income Trust, Series 131 (included in Van Kampen Unit Trusts, Municipal Series 589) as of October 31, 2013, and the results of their operations and changes in net assets for each of the three years in the period ended October 31, 2013, and the financial highlights for each of the five years in the period ended October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York
February 25, 2014

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 589
                            Statements of Condition
                                October 31, 2013
                                                                                                  IM-IT       Missouri
                                                                                                Discount       IM-IT
                                                                                                  Trust        Trust
                                                                                              ------------  ------------
Trust property
   Cash ....................................................................................  $         --  $         --
   Tax-exempt securities at fair value (cost $3,663,859 and $1,690,595, respectively)
        (notes 1 and 2) ....................................................................     3,885,368     1,688,967
   Accrued interest ........................................................................        49,038        18,420
   Receivable for securities sold ..........................................................            --        41,678
                                                                                              ------------  ------------
                                                                                              $  3,934,406  $  1,749,065
                                                                                              ============  ============
Liabilities and interest to Unitholders
   Cash overdraft ..........................................................................  $     47,766  $     54,532
   Redemptions payable .....................................................................            --            --
   Interest to Unitholders .................................................................     3,886,640     1,694,533
                                                                                              ------------  ------------
                                                                                              $  3,934,406  $  1,749,065
                                                                                              ============  ============

                             Analyses of Net Assets

Interest of Unitholders (4,085 and 2,268 Units, respectively of fractional undivided interest outstanding)
   Cost to original investors of 5,000 and 2,815 Units, respectively (note 1) ..............  $  4,764,850  $  2,799,940
      Less initial underwriting commission (note 3) ........................................       233,474       137,182
                                                                                              ------------  ------------
                                                                                                 4,531,376     2,662,758
      Less redemption of Units (915 and 547 Units, respectively) ...........................       865,579       483,947
                                                                                              ------------  ------------
                                                                                                 3,665,797     2,178,811
   Undistributed net investment income
      Net investment income ................................................................     1,438,552       888,978
      Less distributions to Unitholders ....................................................     1,425,892       880,644
                                                                                              ------------  ------------
                                                                                                    12,660         8,334
   Realized gain (loss) on Bond sale or redemption .........................................         9,593       (30,906)
   Unrealized appreciation (depreciation) of Bonds (note 2) ................................       221,509        (1,628)
   Distributions to Unitholders of Bond sale or redemption proceeds ........................       (22,919)     (460,078)
                                                                                              ------------  ------------
          Net asset value to Unitholders ...................................................  $  3,886,640  $  1,694,533
                                                                                              ============  ============
Net asset value per Unit (Units outstanding of 4,085 and 2,268, respectively) ..............  $     951.44  $     747.15
                                                                                              ============  ============

   The accompanying notes are an integral part of these financial statements.

             INSURED MUNICIPALS INCOME TRUST, 18TH DISCOUNT SERIES
                            Statements of Operations
                            Years ended October 31,
                                                                                    2011          2012          2013
                                                                                ------------  ------------  ------------
Investment income
   Interest income ...........................................................  $    187,663  $    182,580  $    171,906
   Expenses
      Trustee fees and expenses ..............................................         6,639         6,470         6,250
      Evaluator fees .........................................................         1,671         1,501         1,529
      Supervisory fees .......................................................         2,059         1,933         1,958
                                                                                ------------  ------------  ------------
          Total expenses .....................................................        10,369         9,904         9,737
                                                                                ------------  ------------  ------------
      Net investment income ..................................................       177,294       172,676       162,169
Realized gain (loss) from Bond sale or redemption
   Proceeds ..................................................................        41,415       276,772       198,849
   Cost ......................................................................        49,297       256,534       193,362
                                                                                ------------  ------------  ------------
      Realized gain (loss) ...................................................        (7,882)       20,238         5,487
Net change in unrealized appreciation (depreciation) of Bonds ................       (64,729)      268,020      (169,783)
                                                                                ------------  ------------  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ....................................................  $    104,683  $    460,934  $     (2,127)
                                                                                ============  ============  ============

                      Statements of Changes in Net Assets
                            Years ended October 31,

                                                                                    2011          2012          2013
                                                                                ------------  ------------  ------------
Increase (decrease) in net assets
Operations:
   Net investment income .....................................................  $    177,294  $    172,676  $    162,169
   Realized gain (loss) on Bond sale or redemption ...........................        (7,882)       20,238         5,487
   Net change in unrealized appreciation (depreciation) of Bonds .............       (64,729)      268,020      (169,783)
                                                                                ------------  ------------  ------------
      Net increase (decrease) in net assets resulting from operations ........       104,683       460,934        (2,127)
Distributions to Unitholders from:
   Net investment income .....................................................      (177,249)     (172,890)     (162,743)
   Bonds sale or redemption proceeds .........................................            --            --            --
   Redemption of Units .......................................................       (33,068)     (286,255)     (202,662)
                                                                                ------------  ------------  ------------
      Total increase (decrease) ..............................................      (105,634)        1,789      (367,532)
Net asset value to Unitholders
   Beginning of period .......................................................     4,358,017     4,252,383     4,254,172
                                                                                ------------  ------------  ------------
   End of period (including undistributed net investment income of
      $13,448, $13,234 and $12,660, respectively) ............................  $  4,252,383  $  4,254,172  $  3,886,640
                                                                                ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

              MISSOURI INSURED MUNICIPALS INCOME TRUST, SERIES 131
                            Statements of Operations
                            Years ended October 31,
                                                                                    2011          2012          2013
                                                                                ------------  ------------  ------------
Investment income
   Interest income ...........................................................  $    119,274  $    117,258  $     93,931
   Expenses
      Trustee fees and expenses ..............................................         4,603         4,509         4,256
      Evaluator fees .........................................................           918           821           822
      Supervisory fees .......................................................         1,215         1,131         1,123
                                                                                ------------  ------------  ------------
          Total expenses .....................................................         6,736         6,461         6,201
                                                                                ------------  ------------  ------------
      Net investment income ..................................................       112,538       110,797        87,730
Realized gain (loss) from Bond sale or redemption
   Proceeds ..................................................................        83,969        86,496       721,778
   Cost ......................................................................        98,144        86,711       736,538
                                                                                ------------  ------------  ------------
      Realized gain (loss) ...................................................       (14,175)         (215)      (14,760)
Net change in unrealized appreciation (depreciation) of Bonds ................       (30,426)       95,024       (74,055)
                                                                                ------------  ------------  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ....................................................  $     67,937  $    205,606  $     (1,085)
                                                                                ============  ============  ============

                      Statements of Changes in Net Assets
                            Years ended October 31,

                                                                                    2011          2012          2013
                                                                                ------------  ------------  ------------
Increase (decrease) in net assets
Operations:
   Net investment income .....................................................  $    112,538  $    110,797  $     87,730
   Realized gain (loss) on Bond sale or redemption ...........................       (14,175)         (215)      (14,760)
   Net change in unrealized appreciation (depreciation) of Bonds .............       (30,426)       95,024       (74,055)
                                                                                ------------  ------------  ------------
      Net increase (decrease) in net assets resulting from operations ........        67,937       205,606        (1,085)
Distributions to Unitholders from:
   Net investment income .....................................................      (112,804)     (110,334)      (91,577)
   Bonds sale or redemption proceeds .........................................            --            --      (446,272)
   Redemption of Units .......................................................       (86,060)      (84,644)     (278,304)
                                                                                ------------  ------------  ------------
      Total increase (decrease) ..............................................      (130,927)       10,628      (817,238)
Net asset value to Unitholders
   Beginning of period .......................................................     2,632,070     2,501,143     2,511,771
                                                                                ------------  ------------  ------------
   End of period (including undistributed net investment income of
      $11,718, $12,181 and $8,334, respectively) .............................  $  2,501,143  $  2,511,771  $  1,694,533
                                                                                ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of October 31, 2013, the Insured Municipals Income Trust, 18th Discount Series consists of 11 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Airport, 1 (8%); General Obligation, 2 (21%); Health Care, 1 (10%); Higher Education, 1 (8%); Transportation, 2 (19%) and Water and Sewer, 4 (34%). The portfolio consists of 11 Bond issues in 8 states. See "Portfolio" herein.

   As of October 31, 2013, the Missouri Insured Municipals Income Trust, Series 131 consists of 6 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General Obligation, 2 (25%); Public Building, 2 (54%); Public Education, 1 (6%); and Transportation, 1 (15%). See "Portfolio" herein.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 589
INSURED MUNICIPALS INCOME TRUST, DISCOUNT SERIES                                 PORTFOLIO schedule as of October 31, 2013
--------------------------------------------------------------------------------------------------------------------------
Port-                                                                                       Redemption
folio     Aggregate                                                                Rating    Feature         Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date      (Note 2)   (Note 2)      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
  A   $       255,000 South Carolina, Transportation Infrastructure Bank Revenue
                       Bonds, Series A (AMBAC Assurance Insured)
                       4.250% Due 10/01/24                                           A1*   2015 @ 100      $     262,523
--------------------------------------------------------------------------------------------------------------------------
  B           590,000 Jacksonville Electric Authority, Florida, Water and Sewer
                       System Revenue Bonds, Series A (FGIC Insured)
                       4.250% Due 10/01/27                                            AA   2013 @ 100            590,059
--------------------------------------------------------------------------------------------------------------------------
  C           510,000 Fremont, California, Unified School District General
                       Obligation Bonds, Alameda County Election
                       2002, Series B (FSA Insured)                                        2015 @ 100
                       4.375% Due 08/01/28                                           AA-   2015 @ 100 P.R.       546,088
--------------------------------------------------------------------------------------------------------------------------
  D             5,000 Berkeley County, South Carolina, Water & Sewer Revenue
                       Bonds System Series A (FSA Insured)                                 2015 @ 100
                       4.375% Due 06/01/30                                           AA-   2015 @ 100 P.R.         5,321
--------------------------------------------------------------------------------------------------------------------------
  E           400,000 Passaic Valley, New Jersey, Sewerage Commissioners,
                       Sewer System Revenue Bonds, Series F
                       (FGIC Insured)                                                      2013 @ 100
                       2.500% Due 12/01/32                                           A2*   2026 @ 100 S.F.       274,835
--------------------------------------------------------------------------------------------------------------------------
  F           495,000 Utah, Transportation Authority, Sales Tax Revenue Bonds,             2015 @ 100
                       Series B (FSA Insured)                                              2031 @ 100 S.F.
                       4.500% Due 06/15/33                                           AAA   2015 @ 100 P.R.       538,233
--------------------------------------------------------------------------------------------------------------------------
  G           305,000 University of Colorado, Enterprise System Revenue Bonds,
                       Series B (MBIA Insured)                                             2015 @ 100
                       4.375% Due 06/01/35                                           AA-   2033 @ 100 S.F.       305,058
--------------------------------------------------------------------------------------------------------------------------
  H           375,000 Colorado, Water Resources and Power Development
                       Authority, Water Resources Revenue Bonds, City
                       of Aurora Utility Enterprise Project, Series D
                       (Assured Municipal Insured)                                         2015 @ 100
                       4.375% Due 08/01/35                                           AA-   2031 @ 100 S.F.       374,715
--------------------------------------------------------------------------------------------------------------------------
  I           340,000 Pierce County, Washington, General Obligations Bonds
                       (FGIC Insured)                                                      2015 @ 100
                       4.500% Due 12/01/35                                            AA   2031 @ 100 S.F.       340,524
--------------------------------------------------------------------------------------------------------------------------
  J           390,000 Miami-Dade County, Florida, Public Facilities Revenue
                       Bonds Jackson Health System, Series A
                       (MBIA Insured)                                                      2015 @ 100
                       4.375% Due 06/01/37                                            A    2036 @ 100 S.F.       345,095
--------------------------------------------------------------------------------------------------------------------------
  K           310,000 Clark County, Nevada, Airport Revenue Bonds, Senior
                       Series A (AMBAC Assurance Insured)                                  2015 @ 100
                       4.500% Due 07/01/37                                           AA-   2036 @ 100 S.F.       302,917
      ---------------                                                                                      ---------------
      $     3,975,000                                                                                      $   3,885,368
      ===============                                                                                      ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 589
MISSOURI INSURED MUNICIPALS INCOME TRUST                                         PORTFOLIO schedule as of October 31, 2013
--------------------------------------------------------------------------------------------------------------------------
Port-                                                                                       Redemption
folio     Aggregate                                                                Rating    Feature         Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date      (Note 2)   (Note 2)      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
  A   $       160,000 Marion County, Missouri, School District No. 60, Refunding
                       and Improvement General Obligation Bonds, Missouri
                       Direct Deposit (FSA Insured)
                       4.500% Due 03/01/21                                           AA+   2015 @ 100      $     166,042
--------------------------------------------------------------------------------------------------------------------------
  B           250,000 St. Louis County, Missouri, Parkway School District C-2              2015 @ 100
                       General Obligation Bonds (MBIA Insured)                             2022 @ 100 S.F.
                       4.500% Due 03/01/23                                           AAA   2015 @ 100 P.R.       264,090
--------------------------------------------------------------------------------------------------------------------------
  C           100,000 Cape Girardeau County, Missouri, Building Corporation,
                       Reorganized School District R-02 Leasehold
                       Revenue Bonds, Jackson R-II School
                       District, High School Project
                       (MBIA Insured)
                       5.250% Due 03/01/26                                            A    2016 @ 100            108,765
--------------------------------------------------------------------------------------------------------------------------
  D           400,000 Jackson County, Missouri, Public Building Corporation
                       Leasehold Revenue Bonds Capital Improvements                        2014 @ 100
                       Project (MBIA Insured)                                              2026 @ 100 S.F.
                       5.000% Due 12/01/29                                            A    2014 @ 100 P.R.       420,676
--------------------------------------------------------------------------------------------------------------------------
  E           500,000 Missouri, State Development Finance Board Leasehold
                       Revenue Bonds, Office Building Projects
                       (FGIC Insured)                                                      2015 @ 100
                       4.700% Due 10/01/30                                           AA+   2015 @ 100 P.R.       541,690
--------------------------------------------------------------------------------------------------------------------------
  F           245,000 Puerto Rico, Commonwealth Highway & Transportation
                       Authority, Transportation Revenue Bonds, Series A
                       (FSA Insured)                                                       2018 @ 100
                       4.750% Due 07/01/38                                           AA-   2029 @ 100 S.F.       187,704
      ---------------                                                                                      ---------------
      $     1,655,000                                                                                      $   1,688,967
      ===============                                                                                      ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 589
                         Notes to Financial Statements
                        October 31, 2011, 2012 and 2013
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, a third party valuation provider. The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds,
(3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (Insured Municipals Income Trust, 18th Discount Series and Missouri Insured Municipals Income Trust, Series 131) was based on the determination by the Evaluator of the offering prices of the Bonds on the date of deposit (December 1, 2005). Since the valuation is based upon the bid prices, such Trusts (Insured Municipals Income Trust, 18th Discount Series and Missouri Insured Municipals Income Trust, Series
131) recognized downward adjustments of $37,207 and $17,041, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended October 31, 2006.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Part II of this Prospectus.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trusts have no IRS examinations pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, A Division of the McGraw-Hill Companies ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 21, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 21, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Deposit Date prior to April 21, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trusts may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trusts utilize various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of October 31, 2013 based on the inputs used to value them:

                                                        IM-IT           Missouri
                                                       Discount          IM-IT
Valuation Inputs                                        Trust            Trust
----------------------------------------------      --------------  --------------
Level 1 -- Quoted prices                            $           --  $           --
Level 2 -- Other significant observable inputs           3,885,368       1,688,967
Level 3 -- Significant unobservable inputs                      --              --
                                                    --------------  --------------
Total                                               $    3,885,368  $    1,688,967
                                                    ==============  ==============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at October 31, 2013 is as follows:

                                                        IM-IT           Missouri
                                                       Discount          IM-IT
                                                        Trust            Trust
                                                    --------------  --------------
Unrealized Appreciation                             $      238,611  $       60,600
Unrealized Depreciation                                    (17,102)        (62,228)
                                                    --------------  --------------
                                                    $      221,509  $       (1,628)
                                                    ==============  ==============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   Units were presented for redemption as follows:

                                                     Years ended October 31,
                                                    2011      2012      2013
                                                  --------  --------  --------
   IM-IT Discount Trust                               38       294       211
   Missouri IM-IT Trust                               98        88       322

NOTE 5 - FINANCIAL HIGHLIGHTS
IM-IT Discount/18
                                                        2009          2010          2011          2012          2013
                                                    ------------  ------------  ------------  ------------  ------------
Per Share Operating Performance:
   Net asset value, beginning of period ..........  $     763.34  $     882.47  $     941.66  $     926.45  $     990.26
                                                    ------------  ------------  ------------  ------------  ------------
   Income from investment operations:
      Net investment income ......................         38.41         38.48         38.45         38.55         38.48
      Net realized and unrealized gain (loss)
         on investment transactions (a) ..........        119.25         60.85       (15.22)         63.86       (38.69)
                                                    ------------  ------------  ------------  ------------  ------------
   Total from investment operations ..............        157.66         99.33         23.23        102.41        (0.21)
                                                    ------------  ------------  ------------  ------------  ------------
Distributions to Unitholders from:
   Net investment income .........................       (38.53)       (38.64)       (38.44)       (38.60)       (38.61)
   Bond sale and redemption proceeds .............            --        (1.50)            --            --            --
                                                    ------------  ------------  ------------  ------------  ------------
   Total distributions to Unitholders ............       (38.53)       (40.14)       (38.44)       (38.60)       (38.61)
                                                    ------------  ------------  ------------  ------------  ------------
   Net asset value, end of period ................  $     882.47  $     941.66  $     926.45  $     990.26  $     951.44
                                                    ============  ============  ============  ============  ============
Total Return: ....................................        21.22%        11.50%         2.75%        11.21%       (0.06)%
Ratios as a Percentage
of Average Net Assets:
   Expenses ......................................         0.28%         0.25%         0.25%         0.23%         0.24%
   Net investment income .........................         4.69%         4.22%         4.34%         3.99%         3.95%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)
Missouri IM-IT/131
                                                        2009          2010          2011          2012          2013
                                                    ------------  ------------  ------------  ------------  ------------
Per Share Operating Performance:
   Net asset value, beginning of period ..........  $     817.10  $     925.07  $     948.15  $     933.96  $     969.80
                                                    ------------  ------------  ------------  ------------  ------------
   Income from investment operations:
      Net investment income ......................         41.78         41.77         41.63         41.67         36.35
      Net realized and unrealized gain (loss)
         on investment transactions (a) ..........        111.40         23.57       (14.09)         35.67       (36.12)
                                                    ------------  ------------  ------------  ------------  ------------
   Total from investment operations ..............        153.18         65.34         27.54         77.34          0.23
                                                    ------------  ------------  ------------  ------------  ------------
Distributions to Unitholders from:
   Net investment income .........................       (42.14)       (42.26)       (41.73)       (41.50)       (37.95)
   Bond sale and redemption proceeds .............        (3.07)            --            --            --      (184.93)
                                                    ------------  ------------  ------------  ------------  ------------
   Total distributions to Unitholders ............       (45.21)       (42.26)       (41.73)       (41.50)      (222.88)
                                                    ------------  ------------  ------------  ------------  ------------
   Net asset value, end of period ................  $     925.07  $     948.15  $     933.96  $     969.80  $     747.15
                                                    ============  ============  ============  ============  ============
Total Return: ....................................        19.30%         7.25%         3.11%         8.37%       (0.31)%
Ratios as a Percentage
of Average Net Assets:
   Expenses ......................................         0.29%         0.26%         0.27%         0.25%         0.30%
   Net investment income .........................         4.77%         4.48%         4.59%         4.34%         4.25%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.


                                                                       CMSPRO589

                               Prospectus Part II

                                 February 2014

                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds

                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

      You should read this prospectus and retain it for future reference.
--------------------------------------------------------------------------------

 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




INVESCO



THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Invesco Capital Markets, Inc. as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers rendered at closing, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, High Grade Tax-Exempt Bond, 20+ Year Series, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:


                                                                           Approximate Maturity
                                                                           From Date of Deposit
Trust                                                                            in Years
-----------------------------------------------------------------------------------------------
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
   Long-Term State and  National Quality Trust................................   15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series.............................   20 to 30
IM-IT Laddered Series.........................................................   10 to 30
Investment Grade Municipal Limited Maturity Trust.............................   17 to 22
IM-IT Limited Maturity Trust and  Quality Municipals Income Trust (QM-IT)
   Limited Maturity Series....................................................   12 to 15
Investment Grade Municipal Intermediate Trust.................................    7 to 13
IM-IT Intermediate Trust and  Strategic Municipal Trust Intermediate Series...    5 to 15
State Intermediate Laddered Maturity Trust....................................    5 to 10
IM-IT Short Intermediate Trust................................................    3 to 7

     The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, federal, state, and, if applicable, local tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) As of the Date of Deposit, with respect to Insured Trusts, the bonds must be insured with a Standard & Poor's Rating Services ("Standard & Poor's") rating of AAA or a Moody's Investors Service, Inc. ("Moody's") rating of Aaa or if not rated are insured by a bond insurer with a AAA rating by Standard & Poor's or a Aaa rating by Moody's, with respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity,
(c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The markets for credit instruments, including corporate bonds and municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. The current economic environment has made conditions difficult for virtually all industries and companies to operate in an efficient manner. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax treatment of the bonds or of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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   The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
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   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR
Life) of a Trust's portfolio:

   ELTR Life (Years)             Sales Charge
   ------------------------------------------
   Less than 2 ...................   1.50%
   2 but less than 4 .............   2.00
   4 but less than 6 .............   3.00
   6 but less than 8 .............   3.50
   8 but less than 11 ............   4.00
   11 but less than 15 ...........   4.50
   15 and over ...................   4.80

   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of "6 but less than 8" years would be 3.50% of the Public Offering Price per Unit (3.630% of the aggregate bid price of the bonds).

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.375% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

   The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

   Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than three calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations or if the IRS notifies a Trust that such withholding is required. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return or a claim for refund. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Unit Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the "SEC") may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
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   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is noncancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
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   The Sponsor. Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of December 31, 2013, the total stockholders' equity of Invesco Capital Markets, Inc. was $95,030,907 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $778.7 billion as of December 31, 2013.

   Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the requirements for qualification as a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. However, legislation added in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain currently is generally 20%. State and local taxes may also apply. Dividends and net capital gains also are subject to a 3.8% Medicare contribution tax on net investment income for taxpayers at higher income levels.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), however, also treats certain capital gains as ordinary income in special situations.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and, in general, any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Trust beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies that do not invest in stock. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain under current law is generally 20%. State and local taxes may also apply.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Trust beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

STATE TRUST RISK FACTORS AND TAX STATUS
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State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arizona Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arizona Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arizona tax consequences to residents of the State of Arizona of owning Units of an Arizona Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arizona taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arizona tax counsel ("Arizona Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arizona tax consequences under then-existing Arizona income tax law to Unitholders subject to Arizona income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona, it political subdivisions and authorities (the "Arizona Bonds"), and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Arizona Bonds, the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

   Neither the Sponsor, nor its counsel, nor Arizona Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Arizona Counsel expressed no opinion with respect to such matters, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by an Arizona Unitholder, would be exempt from the Arizona income tax. Arizona Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Arizona Counsel assumed that, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Arizona Bonds is exempt from the Arizona income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Arizona Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based on the assumptions above, Arizona Counsel rendered its opinion to the Trust at closing that, under then-existing Arizona law:

     (1) For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under Arizona State law.

     (2) For Arizona income tax purposes, interest on the Bonds which is excludable from federal gross income and which is exempt from Arizona income taxes when received by the Trust, and which would be excludable from federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

     (3) To the extent that interest derived from the Trust by a Unitholder with respect to the Bonds is excludable from federal gross income, such interest will not be subject to Arizona income taxes.

     (4) Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Trust and received by the Unitholders.

     (5) Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later.

     (6) Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from Arizona income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

     (7) Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

     (8) Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

   Arizona Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arizona Counsel expressed no opinion with respect to taxation under any other provisions of Arizona law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arizona tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arkansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arkansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arkansas tax consequences to residents of the State of Arkansas of owning Units of an Arkansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arkansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arkansas tax counsel ("Arkansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arkansas tax consequences under then-existing Arkansas income tax law to Unitholders subject to Arkansas income tax.

   The assets of the Trust will consist of bonds issued by the State of Arkansas or a local government of Arkansas (the "Bonds"). Arkansas Counsel rendered its opinion at closing that, under then-existing Arkansas law:

     (1) The Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

     (2) Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Trust for Arkansas income tax purposes, and will have a taxable event when the Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

     (3) Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

     (4) Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

   Arkansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arkansas Counsel expressed no opinion with respect to taxation under any other provisions of Arkansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arkansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. As of September 2010, the State of California has begun to slowly emerge from the economic downturn, although it continues to experience significant financial stress and historically large budget gaps. Severe budgetary measures have been proposed in the Governor's Budget for the 2010-11 fiscal year and the May Revision to the Governor's Budget for the 2010-11 fiscal year, released on May 14, 2010, addresses the estimated budget gaps in fiscal year 2010-11 and subsequent fiscal years. While the consensus among economists is that the economic outlook for the State is turning positive, the economy and California's fiscal condition remain in a fragile state. Economists do not expect normal economic growth in the State until 2011 and emphasize that high employment and uncertain revenue estimates will result in a modest and prolonged economic recovery.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Colorado Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Colorado Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Colorado tax counsel ("Colorado Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Colorado tax consequences under then-existing Colorado income tax law to Unitholders subject to Colorado income tax.

   The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

   Neither the Sponsor, nor its counsel, nor Colorado Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Colorado Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "Colorado Income Tax").

   It is assumed that, at the respective times of issuance of the Bonds: (i) opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Colorado Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion of Colorado Counsel did not address the taxation of persons other than full time residents of Colorado.

   In the opinion of Colorado Counsel rendered to the Trust at closing, in summary under then-existing Colorado law:

     (1) Because Colorado income tax law is based upon the federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

     (2) With respect to Colorado Unitholders, in view of the relationship between federal and Colorado tax computations described above:

          (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Trust, and the income of the Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Trust;

          (ii) Interest on Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

          (iii) To the extent that interest income derived from the Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado Income Tax.

          (iv) Any proceeds paid under an insurance policy or policies, if any, issued to the Trust with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

          (v) Each Colorado Unitholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later);

          (vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

          (vii) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Trust is not deductible for federal income tax purposes, it also will not be deductible for Colorado income tax purposes.

   Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

   Counsel to the Trust has expressed no opinion with respect to taxation under any other provision of Colorado law. Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Connecticut Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Connecticut Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Connecticut tax consequences to residents of the State of Connecticut of owning Units of a Connecticut Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Connecticut taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Connecticut tax counsel ("Connecticut Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Connecticut tax consequences under then-existing Connecticut income tax law to Unitholders subject to Connecticut income tax.

   The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and Connecticut Counsel believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

   Connecticut Counsel rendered its opinion to the Trust at closing, which relied explicitly on the opinion of the Trust's federal income tax counsel at closing regarding federal income tax matters, that under then-existing Connecticut law:

     (1) The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

     (2) Interest income from a Connecticut Bond, or from a Bond issued by United States territories or possessions the interest on which federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut Income Tax when any such interest is received by the Trust or distributed by it to such a Unitholder;

     (3) Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

     (4) Gains and losses recognized by a Unitholder for federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

     (5) The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

     (6) An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

   Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

   Connecticut Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Connecticut Counsel expressed no opinion with respect to taxation under any other provisions of Connecticut law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Connecticut tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Florida Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Florida Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Florida tax counsel ("Florida Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Florida tax consequences under then-existing Florida tax law to Unitholders subject to Florida tax.

   The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "Puerto Rico Bonds", and together with the Florida Bonds, the "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

   Neither the Sponsor, nor its counsel, nor Florida Counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion of Florida Counsel issued at closing as described below that the Bonds constitute debt for federal income tax purposes.

   "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

   Florida Counsel rendered its opinion at closing that, under then-existing Florida law:

     (1) For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (2) Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (3) Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

     (4) Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Code.

     (5) Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

   Florida Counsel expressed no opinion with respect to taxation under any other provision of Florida law.

   The Florida intangible personal property tax was repealed effective January 1, 2007. Such repeal should have no impact on the opinion of Florida Counsel issued at closing, as such opinion concluded in item (5) above that neither the Bonds nor the Units will be subject to the Florida intangible personal property tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Georgia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Georgia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Georgia tax consequences to residents of the State of Georgia of owning Units of the Georgia IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Georgia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Georgia tax counsel ("Georgia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Georgia tax consequences under then-existing Georgia income tax law to Unitholders subject to Georgia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Georgia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Georgia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Georgia Unitholder, would be exempt from the Georgia income tax. Georgia Counsel assumed for purposes of its opinion delivered at closing that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Georgia Counsel assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Georgia counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Georgia Counsel rendered its opinion to the Trust at closing that under then-existing Georgia law:

     (1) For Georgia income tax purposes, the Trust is not an association taxable as a corporation, and the income of the Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Trust and received by the Unitholders.

     (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (3) Amounts paid under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

   Georgia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Georgia Counsel expressed no opinion with respect to taxation under any other provisions of Georgia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Georgia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Massachusetts Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Massachusetts Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Massachusetts tax consequences to residents of the State of Massachusetts of owning Units of a Massachusetts Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Massachusetts taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Massachusetts tax counsel
("Massachusetts Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Massachusetts tax consequences under then-existing Massachusetts income tax law to Unitholders subject to Massachusetts income tax.

   Massachusetts Counsel rendered its opinion to the Trust at closing that, under then-existing Massachusetts law:

     (1) Prior to 2009, for Massachusetts income tax purposes, the Trust was treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws. As a result of the repeal of Section 8 of Chapter 62 of the Massachusetts General Laws, for income tax purposes, Massachusetts conforms to the federal entity classification. Thus, the Trust will be treated a trust and not as an association taxable as a corporation.

     (2) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

     (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

     (4) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

     (5) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

     (6) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

   Massachusetts Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Massachusetts Counsel expressed no opinion with respect to taxation under any other provisions of Massachusetts law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Massachusetts tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Michigan Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Michigan Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of the Michigan IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   For federal income tax purposes and, thus, for purposes of the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

   For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Units to the extent the transaction constitutes a taxable event for federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for federal income tax purposes.

   The Michigan Intangibles Tax was repealed effective January 1, 1998.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt interest from obligations issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Michigan Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Michigan Counsel expressed no opinion with respect to taxation under any other provisions of Michigan law, including the MBT.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Minnesota Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Minnesota Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Minnesota tax consequences to residents of the State of Minnesota of owning Units of a Minnesota Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Minnesota taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Minnesota tax counsel ("Minnesota Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Minnesota tax consequences under then-existing Minnesota income tax law to Unitholders subject to Minnesota income tax.

   The assets of the Trust will consist of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate,
(ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

   Neither the Sponsor, nor its counsel, nor Minnesota Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion of Minnesota Counsel issued at closing did not address the taxation of persons other than full time residents of Minnesota. For purposes of such opinion, Minnesota Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Minnesota Counsel assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel nor Minnesota Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Minnesota Counsel rendered its opinion to the Trust at closing that, under then-existing Minnesota law:

     (1)  The Trust is not an association taxable as a corporation;

     (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and distributed to such Unitholder;

     (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

     (4) Each Unitholder of the Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

     (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

     (7) To the extent that interest derived from the Trust by a Unitholder with respect to any Possession Bonds would be excludable from gross income for federal income tax purposes and would be exempt from state and local taxation pursuant to federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

   Minnesota Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Minnesota Counsel expressed no opinion with respect to taxation under any other provisions of Minnesota law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Minnesota tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Missouri Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Missouri Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of the Missouri IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Missouri tax counsel ("Missouri Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Missouri tax consequences under then-existing Missouri income tax law to Unitholders subject to Missouri income tax.

   The assets of the Trust will consist of debt obligations issued by or on behalf of the State of Missouri or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds", and together with the Missouri Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Missouri Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Missouri Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. The opinion rendered by Missouri Counsel at closing did not address the taxation of persons other than full time residents of Missouri.

   Missouri Counsel rendered its opinion to the Trust at closing that, under then-existing Missouri law:

     (1) The Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

     (3) Each Unitholder of the Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

     (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

     (6) The Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

   Missouri Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Missouri Counsel expressed no opinion with respect to taxation under any other provisions of Missouri law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Jersey Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Jersey Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Jersey tax consequences to residents of the State of New Jersey of owning Units of the New Jersey IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Jersey taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Jersey tax counsel ("New Jersey Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Jersey tax consequences under then-existing New Jersey income tax law to Unitholders subject to New Jersey income tax.

   New Jersey Counsel rendered its opinion to the Trust at closing that, under then-existing New Jersey law:

     (1) The Trust will be recognized as a trust and not an association taxable as a corporation. The Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

     (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

     (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

     (4) Units of the Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

     (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

   New Jersey Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Jersey Counsel expressed no opinion with respect to taxation under any other provisions of New Jersey law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Jersey tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. Historically, the State has been one of the wealthiest states in the nation, however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The crisis in the world financial markets that unfolded in 2008 continues to have a disproportionate effect on the State's economy, as Wall Street historically generates approximately one-fifth of the State's revenues each year. The State's tax revenue collections have declined substantially over the past year, and have been accompanied by lowered projections for current and future fiscal years. General Fund receipts for the current fiscal year, through July 2009, were reported to be $4.8 billion lower than during the same period last year, and projections for total General Fund receipts for Fiscal Year 2009-10 have been lowered by approximately $2 billion from previous estimates.

   The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. In particular, extended periods of uncertainty in the financial and capital markets may have a disproportional, adverse effect on the economic health of the City of New York and the State, relative to the nation. The turmoil on Wall Street has had a major adverse impact on New York City's economy, as the securities industry historically represents approximately five percent of jobs in the City, as well as about twenty percent of all wages in the City. The New York City Comptroller's Office currently estimates that the number of unemployed New York City residents will reach 400,000 by 2010, as compared to approximately 170,000 unemployed in early 2008. Many of these job losses are directly and indirectly related to the disruptions occurring in the financial sector in New York City. The Comptroller's Office also projects that personal tax collections in Fiscal Year 2010 will decrease by over 30% from levels in 2008. Major shortfalls such as this will contribute to the ongoing financial difficulties that New York City will continue to face in the foreseeable future.

   The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New York Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New York Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York tax consequences to residents of the State of New York of owning Units of the New York IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New York tax counsel ("New York Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New York tax consequences under then-existing New York income tax law to Unitholders subject to New York income tax.

   New York Counsel examined the income tax laws of the State of New York and the City of New York to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of New York ("New York Unitholders"). For purposes of rendering its opinions at closing, New York Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor New York Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although New York Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a New York Unitholder, would be exempt from the income tax imposed by the State of New York and the City of New York that are applicable to individuals, trusts and estates (the "New York Personal Income Tax"). The opinion of New York Counsel did not address the taxation of persons other than full time residents of New York. New York Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, New York Counsel assumed that, with respect to the New York Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the New York Bonds is exempt from the New York Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor New York Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as New York Counsel considered to be applicable, New York Counsel rendered its opinion to the Trust at closing that, under then-existing New York law:

     (1) Under existing New York law, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

     (2) Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from federal income tax under Section 103 of the Code and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

   New York Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New York Counsel expressed no opinion with respect to taxation under any other provisions of New York law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Ohio Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Ohio Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   The following discussion of Ohio tax consequences assumes that each Ohio IM-IT ("Ohio Trust") organized as a grantor trust continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), that each Ohio Trust organized as a regulated investment company continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of each Ohio Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions.

     (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2)  Distributions with respect to Units of the Ohio Trust
          ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Ohio Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Ohio Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Ohio Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Ohio Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Ohio Trust are not subject to the Ohio commercial activity tax. Distributions from the Ohio Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Ohio Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Ohio Counsel expressed no opinion with respect to taxation under any other provisions of Ohio law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oklahoma Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oklahoma Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oklahoma tax consequences to residents of the State of Oklahoma of owning Units of a Oklahoma Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oklahoma taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oklahoma tax counsel ("Oklahoma Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oklahoma tax consequences under then-existing Oklahoma income tax law to Unitholders subject to Oklahoma income tax.

   The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Oklahoma Bonds, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

   Neither the Sponsor, nor its counsel, nor Oklahoma Counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion of Oklahoma Counsel rendered at closing did not address the taxation of persons other than full time residents of Oklahoma.

   Oklahoma Counsel rendered its opinion to the Trust at closing that, under then-existing Oklahoma law:

     (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

     (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

     (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

     (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

   Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Oklahoma Counsel expressed no opinion with respect to taxation of the Trust for Oklahoma franchise tax purposes.

   Under Oklahoma law, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Oklahoma Counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Trust.

   Oklahoma Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oklahoma Counsel expressed no opinion with respect to taxation under any other provisions of Oklahoma law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oklahoma tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation. Severe weather conditions, as well as natural disasters, may have a significant impact on the Commonwealth's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Pennsylvania Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Pennsylvania Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania tax consequences to residents of the State of Pennsylvania of owning Units of the Pennsylvania IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Pennsylvania tax counsel ("Pennsylvania Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Pennsylvania tax consequences under then-existing Pennsylvania income tax law to Unitholders subject to Pennsylvania income tax.

   Pennsylvania Counsel examined the income tax laws of the State of Pennsylvania to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Pennsylvania ("Pennsylvania Unitholders"). The assets of the Trust will consist of bonds issued by the State of Pennsylvania or a local government of Pennsylvania (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Pennsylvania Bonds, the "Bonds"). For purposes of rendering its opinions at closing, Pennsylvania Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Based upon the foregoing, and upon an investigation of such matters of law as Pennsylvania Counsel considered to be applicable, Pennsylvania Counsel rendered its opinion to the Trust at closing that, under then-existing Pennsylvania law:

     (1) The Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

     (2) Interest on the Bonds, net of Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax, which may be subject to such tax.

     (3) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

     (4) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

     (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

     (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

     (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

     (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Pennsylvania Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Pennsylvania Counsel expressed no opinion with respect to taxation under any other provisions of Pennsylvania law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Texas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Texas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Texas tax consequences to residents of the State of Texas of owning Units of a Texas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Texas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Texas tax counsel ("Texas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Texas tax consequences under then-existing Texas law to Unitholders.

   Texas Counsel rendered its opinion to the Trust at closing that, under then-existing Texas law:

     (1) Neither Texas nor any political subdivision of Texas currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by Texas or any political subdivision of Texas;

     (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in Texas;

     (3) The "inheritance tax" of Texas, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

     (4) With respect to any Unitholder which is subject to Texas corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to Texas, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

   The opinion set forth in clause (2), above, was limited by Texas Counsel to the extent that Units of the Trust may be subject to property taxes levied in Texas if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or (iii), by an insurance company incorporated under the laws of Texas (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01) . Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

   For Texas tax reports due on or after January 1, 2008, Texas enacted the franchise margin tax, which reformed the Texas franchise tax and extended the tax to certain active businesses, broadened the tax base and lowered the tax rate. An entity subject to the franchise margin tax generally uses federal gross income (which would not include interest on obligations exempt from tax for federal income tax purposes or exempt-interest dividends derived therefrom) as the starting point for calculating its net taxable margin, which is then reduced by three possible calculations the lowest of which is the entity's net taxable margin. It is not likely that exempt interest distributed by the Trust would increase a Unitholder's franchise margin tax liability. However, Unitholders subject to the franchise margin tax should consult their tax advisors to determine whether, based on such Unitholder's individual circumstances, such Unitholder would be subject to the franchise margin tax with respect to respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Texas state or local tax laws.

   Texas Counsel expressed no opinion with respect to taxation under any other provisions of Texas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Texas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   West Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--West Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the West Virginia tax consequences to residents of the State of West Virginia of owning Units of a West Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The West Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special West Virginia tax counsel ("West Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain West Virginia tax consequences under then-existing West Virginia income tax law to Unitholders subject to West Virginia income tax.

   The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds", and together with the West Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor West Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although West Virginia Counsel expressed no opinion regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

   At the time of closing for each Trust, West Virginia Counsel to the Trust rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

     (1) The Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

     (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

     (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

     (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

     (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust.

     (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

   West Virginia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and West Virginia Counsel expressed no opinion with respect to taxation under any other provisions of West Virginia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other West Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Colorado Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or a political subdivision thereof, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (v) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Colorado.

   Under existing Colorado law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Colorado personal income tax (the "Personal Income Tax") and the Colorado corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Colorado Revised Statutes; however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax or the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Florida Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   Florida does not currently impose an income tax on individuals. Florida formerly imposed an annual tax on intangible personal property held by individuals as of the first day of the calendar year. However, Florida repealed the annual intangible personal property tax effective January 1, 2007.

   Florida does impose an income tax on corporations and certain other entities and distributions from the Trust may be subject to this income tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Michigan Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of a Michigan Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

   Michigan Unitholders who are subject to the Personal Income Tax will not be taxed on exempt-interest dividends to the extent such dividends are attributable to interest on obligations of Michigan and its political subdivisions. To the extent the distributions from the Trust are attributable to other sources, such distributions (including, but not limited to, long-term and short-term capital gains, interest on other obligations, and investment company taxable income, if any) may be subject to the Personal Income Tax. Michigan Unitholders should consult their tax advisors regarding the applicability of the Personal Income Tax to such distributions based on their individual circumstances.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt-interest dividends derived from obligations of the Trust issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust, other income or gains of the trust (including long-term or short-term capital gains, interest, and other investment company taxable income, if any), or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of a Missouri Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Missouri or political subdivisions thereof (the "Missouri Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds" and together with the Missouri Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Missouri or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Missouri.

   Under existing Missouri law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Missouri income tax imposed on individuals, trusts, estates (the "Personal Income Tax") and the income tax imposed on certain corporations (the "Corporate Income Tax") (not including banking institutions, credit institutions, credit unions and savings and loan associations), provided the Trust designates such dividends in an annual notice mailed to Unitholders.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, generally will be subject to the Personal Income Tax.

     (3) Distributions from the Trust, including exempt-interest dividends attributable to interest on the Bonds, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations (the "Franchise Taxes").

     (4) Each Unitholder generally will be subject to tax for purposes of the Personal Income Tax and the Franchise Taxes on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax and the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--New York Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning Units of a New York Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds", and together with the New York Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

   Under existing New York law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax") .

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

     (3) Distributions, including exempt-interest dividends, distributed by the Trust will generally be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 of the Administrative Code of the City of New York (the "City Corporate Tax").

     (4) Each Unitholder generally will be subject to tax for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York State or New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Ohio Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Ohio tax consequences to residents of the State of Ohio of owning Units of the Ohio IM-IT (the "Trust"), which is treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Ohio taxing authorities could disagree with any conclusions set forth in this section.

   In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters ("Ohio Counsel") assuming the Trust continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of the Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions, then under existing law:

     (1) The Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2) Distributions with respect to Units of the Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Trust of Ohio Obligations, including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Trust are not subject to the Ohio commercial activity tax. Distributions from the Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Pennsylvania Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania state and local tax consequences to residents of the State of Pennsylvania of owning Units of a Pennsylvania Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds," and, collectively with the Pennsylvania Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Pennsylvania.

   Under existing Pennsylvania law at the time of closing, based on the advice of special Pennsylvania tax counsel to the Trust ("Pennsylvania Counsel"):

     (1) Exempt-interest dividends distributed by the Trust attributable to interest on the Bonds, net of Trust expenses, will be exempt from the personal income tax (the "Personal Income Tax") and the corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Pennsylvania Tax Reform Code of 1971, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Pennsylvania Bonds, net of Trust expenses, will be exempt from the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Puerto Rico Bonds may be subject to the Philadelphia School Tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax. Capital gain dividends distributed by the Trust will be exempt from the Philadelphia School Tax. Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Pennsylvania Bonds and capital gain dividends, will generally be subject to the Philadelphia School Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Share for more than six months. If, however, the Share was held by the Unitholder for six months or less, then the gains will be subject to the Philadelphia School Tax.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Neither the Sponsor, nor its counsel, nor Pennsylvania Counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania state or local tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
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   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-2590, 811-2870 and 811-2962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
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   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul Hastings LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


Contents of Prospectus Part II
  The Trusts                                      2
  Estimated Current and Long-Term Returns         6
  Public Offering                                 6
  Rights of Unitholders                           9
  Insurance on the Bonds in the Insured Trusts   10
  Fund Administration                            11
  Federal Tax Status                             13
  State Trust Risk Factors and Tax Status        17
  Expenses                                       47
  Additional Information                         48
  Other Matters                                  48

Daily Prices
  o Call our 24-Hour Pricing Line
        (800) 953-6785
  o Visit our Unit Trusts Daily Prices Page http://www.invesco.com/UIT

Account Questions
  o Contact the Trustee
        (800) 856-8487

Learning More About Unit Trusts
  o Contact Invesco
        (630) 684-6000
  o Visit our Unit Trusts Internet Page
        http://www.invesco.com/UIT

Additional Information
  You may obtain an Information Supplement that provides more details about your trust and its policies.
  o Visit the SEC Internet Site
        http://www.sec.gov
  o Contact the Trustee
        (800) 856-8487




                                                                    U-SECPRO0214


                               Prospectus Part II
                                 February 2014


                        Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series






INVESCO


                             Information Supplement

                         Insured Municipals Income Trust
                      Investors' Quality Tax-Exempt Trust
                 Van Kampen Focus Portfolios, Municipal Series
                    Van Kampen Unit Trusts, Municipal Series

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   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                Table of Contents
                                                              Page

                Municipal Bond Risk Factors                      2
                Insurance on the Bonds                           6
                Portfolio Administration                        17
                Sponsor Information                             18
                Trustee Information                             19
                Termination of the Trust Agreement              19
                Description of Ratings                          20
                State Trust Risk Factors                        22




INVESCO




                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Housing Bonds. Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issuers and the ability of mortgage insurers to pay claims. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Public Utility and Wholesale Electric Bonds. Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Water and Sewer Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Lease Obligation Bonds. Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefore. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Waste Disposal Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers, if any, and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized and domiciled in the State of Maryland. Since December 2007, ACA Financial Guaranty has not issued any new financial guaranty insurance policies and is currently operating as a runoff insurance company.

   On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan for ACA Financial Guaranty. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former collateralized debt obligation ("CDO") counterparties and certain other counterparties with approximately a 95% economic interest in ACA Financial Guaranty. ACA Financial Guaranty continues to operate as a runoff insurance company and focus on actively monitoring its remaining insured municipal obligations.

   As of September 30, 2012, ACA Financial Guaranty had total admitted assets of $436.3 million and total liabilities of $328.7 million, resulting in a surplus as regards policyholders of $107.6 million.

   On December 15, 2008, S&P raised the financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC, with a developing outlook. The upgrade reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding CDO and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. At the same time, S&P also withdrew the ratings at ACA Financial Guaranty's request.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac's activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008 downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. On November 5, 2008, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Aa3 to Baa1, with a developing outlook, as a result of greater than expected mortgage-related losses in the third quarter. On November 19, 2008, S&P lowered its insurance financial strength rating of Ambac Assurance to A from AA, with a negative outlook. The November 19, 2008 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance's exposures in the U.S. residential mortgage sector and particularly the related collateralized debt obligation structures have been a source of significant and comparatively greater-than-competitor losses and will continue to expose the company to the potential for further adverse loss development. On April 13, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Baa1 to Ba3, with a developing outlook, reflecting Ambac Assurance's weakened business position and very constrained financial flexibility, as well as its weakened risk adjusted capitalization, as Moody's loss estimates on residential mortgage-backed securities ("RMBS") have increased significantly. In Moody's view, these higher loss estimates increase the estimated capital required to support Ambac Assurance's sizable direct RMBS portfolio (including securities owned as well as securities guaranteed) and also the insurer's large portfolio of ABS CDO risks. On June 24, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to BBB from A with negative implications. The June 24, 2009 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance is effectively in runoff and the likelihood of the company continuing as an operating entity capable of writing new business has decreased significantly. On July 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to CC from BBB, with a developing outlook. The July 28, 2009 rating action on Ambac Assurance reflects S&P's view of the significant deterioration in the Ambac Assurance's insured portfolio of nonprime RMBS and related CDOs, which has required the company to strengthen reserves to account for higher projected claims. In S&P's view, the additional reserves will have a significant negative effect on operating results, which will likely cause surplus to decline to below regulator required minimums. On July 29, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Ba3 to Caa2, with a developing outlook, reflecting Moody's belief that, as a result of Ambac Assurance's recently announced large loss reserve increase and credit impairment charge estimated for the second quarter of 2009 which would reduce Ambac Assurance's regulatory capital to levels below the required minimum threshold, there will be increased pressure on Ambac Assurance's counterparties to commute outstanding exposures on terms that could imply a distressed exchange. On March 25, 2010, S&P revised the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). S&P's March 25, 2010 rating action resulted following a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac Assurance to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, RMBS, and other structured finance transactions. On March 26, 2010, Moody's placed the Caa2 insurance financial strength rating of Ambac Assurance on review for possible upgrade. On November 23, 2010, Moody's affirmed Ambac's Caa2 insurance financial strength rating, with a developing outlook. On November 30, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of Ambac at the company's request. The November 30, 2010 rating action followed a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, residential mortgage-backed securities, and other structured finance transactions. On April 7, 2011, Moody's withdrew the insurance financial strength rating of Ambac Assurance.

   There have been a number of developments with respect to ratings actions by the rating agencies. As a result of these rating agency actions, as well as investor concern with respect to these actions, Ambac Assurance and its operating subsidiaries have been able to originate only a de minimis amount of new financial guarantee business since November 2007, and no new business in 2009. As a result, Ambac is no longer competing for new business.

   On March 25, 2010, Ambac announced that, at the direction of the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"), Ambac Assurance had established a segregated account for certain of its liabilities, primarily policies related to credit derivatives, RMBS and other structured finance transactions. This action derives from the OCI's view that immediate action is necessary to address Ambac Assurance's financial position. In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities. On June 7, 2010 Ambac announced that it had commuted all of its remaining CDOs of ABS and that certain other non-CDO of ABS exposures would be commuted within the next twelve months.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Ambac will continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

   Ambac Assurance's statutory policyholder surplus and qualified statutory capital were $100.0 million and $628.3 million at September 30, 2012, respectively as compared to $495.3 million and $684.6 million as of December 31, 2011, respectively. As of September 30, 2012, total stockholders' deficit was $3.49 billion; at December 31, 2011, total stockholders' deficit was $3.15 billion. This increased deficit was primarily caused by the net loss for the nine months ended September 30, 2012, partially offset by unrealized gains on investment securities during the period.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On June 24, 2010, S&P published a Full Analysis in which it affirmed its "AAA" financial strength ratings of Assured Guaranty and Assured Municipal, reflecting S&P's view of the companies' dominant market position in the bond insurance industry and their strong combined capital position. On October 25, 2010, S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA+ from AAA, with a stable outlook. The downgrades reflect S&P's view of a struggling financial guarantee market, each company's weak statutory operating performance, and also the quality of each company's capital within S&P's capital adequacy analysis. On November 30, 2011 S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA- from AA+, with a stable outlook. The November 30, 2011 downgrades reflect S&P's view that Assured Guaranty and Assured Municipal do not maintain enough capital to mitigate the largest obligor concentrations for a higher rating.

   On November 21, 2008, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aaa to Aa2, primarily reflecting Moody's updated view on Assured Guaranty's exposure to weakness inherent in the financial guaranty business model. Also on November 21, 2008, Moody's downgraded the insurance financial strength rating of FSA from Aaa to Aa3, reflecting Moody's view of FSA's diminished business and financial profile resulting from its exposure to losses on U.S. mortgage risks and disruption in the financial guaranty business more broadly. On November 12, 2009, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aa2 to Aa3, with a negative outlook. Moody's November 12, 2009 downgrade results from Moody's review of the performance of Assured's RMBS exposures. Moody's said that adverse trends in RMBS loss estimates have had varying effects on Assured's main insurance subsidiaries. On March 5, 2010, Moody's confirmed the insurance financial strength ratings of both Assured Guaranty and Assured Municipal at Aa3, with a negative outlook. On January 17, 2013, Moody's downgraded the insurance financial strength ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody's reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal.

   Assured's third quarter 2012 net income declined to $142 million from $761 million in third quarter 2011 due primarily to the effects of changes in credit spreads on the fair value of credit derivatives, offset in part by a decline in loss expense, which was significantly higher in the prior year due mainly to the effects of declining discount rates in the third quarter of 2011. Non-GAAP operating income in third quarter 2012 was $166 million, an increase from operating income in third quarter 2011, due primarily to higher net earned premiums due to refundings, accelerations and terminations, lower loss expense, and a lower effective tax rate on operating income. As of September 30, 2012, Assured Guaranty had total assets of $5.28 billion and total liabilities of $4.13 billion, resulting in total shareholder equity of $1.15 billion. As of September 30, 2012, Assured Municipal had total assets of $10.74 billion and total liabilities of $7.64 billion, resulting in total shareholder equity of $3.10 billion.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Build America Mutual Assurance Company ("BAM"). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

   On July 23, 2012, S&P assigned an initial rating of AA to BAM's financial strength and counterparty credit ratings, with a stable outlook. These ratings based upon S&P's view that BAM holds a very strong competitive position with low industry risk, along with extremely strong capital adequacy and strong operating performance.

   As of September 30, 2012 BAM had total net admitted assets of $518.9 million and total liabilities of $27.9 million, resulting in a surplus as regards policyholders of $491.0 million.

   The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007 and is licensed to write financial guarantee insurance in 49 states.

   On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook. On April 8, 2009, Moody's downgraded the insurance financial strength rating of BHAC from Aaa to Aa1, with a stable outlook. This downgrade reflects Moody's view concerning "the impact on Berkshire's key businesses of the severe decline in equity markets over the past year as well as the protracted economic recession." Moody's noted that Berkshire is also exposed to heightened volatility in its earnings and capital base related to market value fluctuations within its large portfolio of equity derivatives. On February 4, 2010, S&P lowered the financial strength rating of BHAC from AAA to AA+, with a stable outlook. The February 4, 2010 rating action was taken in anticipation of Berkshire's acquisition of Northern Santa Fe Corporation reflecting S&P's expectation that a significant part of the internal cash for the acquisition will come from Berkshire's core insurance operations and that Berkshire's overall capital adequacy has weakened to levels no longer consistent with a AAA rating and is not expected to return to extremely strong levels in the near term.

   As of September 30, 2012, Berkshire had total assets of $424.1 billion and total liabilities of $235.0 billion, resulting in total shareholder equity of $189.1 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies ("CIFG Group"), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the "CIFG Merger").

   On March 6, 2008, Moody's downgraded the insurance financial strength ratings of CIFG from Aaa to A1, with a stable outlook. This rating action reflected Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the U.S. residential mortgage market. Moody's believed that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. On May 20, 2008, Moody's downgraded the insurance financial strength ratings of CIFG to Ba2 from A1, with direction uncertain, reflecting the high likelihood that, absent material developments, the company would fail minimum regulatory capital requirements in New York and Bermuda due to expected significant increases in modeled loss reserves on ABS CDOs. In Moody's view, the breach of such regulatory capital requirements would put the company in a precarious position, especially in light of the solvency provisions embedded in its CDS exposures. On October 28, 2008, Moody's downgraded the insurance financial strength rating of CIFG from Ba2 to B3, with direction uncertain, reflecting Moody's expectation of substantially higher mortgage-related losses arising from CIFG's insured portfolio, as well as the possibility that certain troubled exposures could be commuted. On January 22, 2009, Moody's upgraded the insurance financial strength rating of CIFG from B3 to Ba3, with a developing outlook, reflecting the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS CDO risks. Also on January 22, 2009, S&P raised the insurance financial strength rating of CIFG to BB from B, with a developing outlook. S&P's January 22, 2009 upgrade results from the completion of CIFG's restructuring plan involving key policyholders, creditors, and equity owners (counterparties) who had hedged their ABS CDO and commercial real estate CDO exposures with CIFG and which were significantly affected by defaults and downgrades of the underlying collateral. On June 15, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of CIFG to CC from BB, with a negative outlook, reflecting S&P's view of the significant deterioration in the company's insured portfolio of nonprime RMBS which has necessitated that CIFG strengthen reserves to account for the higher projected claims. On August 20, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Ba3to Caa2, resulting from significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring. On November 11, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Caa2 to Ca. Also on November 11, 2009, Moody's announced that it will withdraw the insurance financial strength rating of CIFG. The November 11, 2009 rating actions reflect Moody's view that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and Moody's believes that CIFG may no longer have sufficient financial resources to pay all insurance claims. On February 16, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of CIFG.

   As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG's statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company was engaged in the business of providing financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. In January 2008, FGIC voluntarily ceased writing financial guaranty policies concerning new or additional risks.

   The deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007 and continued through the fourth quarter of 2009, has adversely affected the company's business, results of operations and financial condition. Specifically, the company incurred significant losses related to its exposure to certain ABS CDOs, which are backed primarily by subprime RMBS, and to certain RMBS, primarily backed by first-lien or second-lien mortgages. These losses have resulted in a substantial reduction of FGIC's statutory policyholders' surplus over time. On November 24, 2009, the New York State Insurance Department, the predecessor to the New York State Department of Financial Services, issued an order pursuant to
Section 1310 of the New York Insurance Law requiring FGIC to, among other things, suspend paying any and all claims. FGIC was subsequently unable to eliminate the impairment of its policyholders' surplus through an out-of-court Surplus Restoration Plan. On June 11, 2012, Benjamin M. Lawsky, Superintendent of Financial Services of the State of New York (the "Superintendent") filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator ("Rehabilitator") of FGIC, (ii) directing the Rehabilitator to take possession of the property and assets of FGIC and to conduct the business thereof, and
(iii) directing the Rehabilitator to take steps towards the removal of the causes and conditions which have made FGIC's rehabilitation proceeding (the "Rehabilitation Proceeding") necessary. FGIC consented to the commencement of the Rehabilitation Proceeding.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch Ratings, Inc. ("Fitch"). Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB with Rating Watch Negative; Moody's had downgraded FGIC from A3 to Baa3; and S&P had downgraded FGIC from A to BB. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On November 24, 2008, S&P lowered its insurance financial strength rating of FGIC to CCC from BB, with a negative outlook. S&P's November 24, 2008 downgrade results from FGIC's exposure to nonprime and second-lien mortgages and related CDO of ABS. On December 19, 2008, Moody's downgraded the insurance financial strength rating of FGIC from B1 to Caa1, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio and the constrained liquidity and financial flexibility of the holding company. On March 24, 2009, Moody's downgraded the insurance financial strength rating of FGIC from Caa1 to Caa3, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio, insufficient claims paying resources to cover Moody's estimate of expected loss, and the constrained liquidity and financial flexibility of FGIC's holding company. Also on March 24, 2009, Moody's withdrew the insurance financial strength rating of FGIC. On April 22, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of FGIC to CC from CCC, with a negative outlook. Also on April 22, 2009, S&P withdrew the ratings on FGIC and the counterparty credit rating on the holding company, FGIC Corporation, because of S&P's expectation that timely and comprehensive financial information will no longer be available.

   As of September 30, 2012, FGIC had net admitted assets of approximately $2.1 billion and total liabilities of approximately $5.8 billion.

   On August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter

   11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation's subsidiaries or affiliates, including FGIC, are part of the Chapter 11 filing.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through though its wholly-owned subsidiaries MBIA Insurance Corporation ("MBIA Corp."), which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

   On February 18, 2009, MBIA, Inc., the parent company of MBIA Corp., announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   On June 5, 2008, S&P downgraded MBIA Corp.'s insurance financial strength rating to AA from AAA. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA Corp. and its insurance affiliates from Aaa to A2. Moody's June 19, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. On November 7, 2008, Moody's downgraded the insurance financial strength rating of MBIA Corp. and its insurance affiliates from A2 to Baa1, with a developing outlook. Moody's November 7, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s diminished business and financial profile resulting from its exposure to losses from U.S. mortgage risks and disruption in the financial guaranty business more broadly. On February 18, 2009, Moody's downgraded the insurance financial strength rating of MBIA Corp. from Baa1 to B3, with a developing outlook, reflecting MBIA Corp.'s substantial reduction in claims-paying resources relative to the remaining higher-risk exposures in its insured portfolio, given the removal of capital, and the transfer of unearned premium reserves associated with the ceding of its municipal portfolio to MBIA Illinois, as well as the continued deterioration of MBIA Corp.'s insured portfolio of largely structured credits, with stress reaching sectors beyond residential mortgage-related securities. Also on February 18, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB+ from AA, with a negative outlook. The February 18, 2009 rating action on MBIA Corp. reflects S&P's view that MBIA Corp.'s retained insured portfolio lacks sufficient sector diversity and with time could become more concentrated, and that MBIA Corp.'s 2005-2007 vintage direct RMBS, CDO of ABS, and other structured exposures are subject to continued adverse loss development that could erode capital adequacy. At the same time, S&P lowered the counterparty credit and financial strength ratings of MBIA Illinois to AA- from AA, reflecting MBIA Illinois's uncertain business prospects and capital. On June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB from BBB+, with a negative outlook, resulting from MBIA Corp.'s increased loss assumptions on its 2005-2007 vintage direct RMBS and CDO of ABS and a change in the assumed tax benefit of tax-loss carryforwards. Also on June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from AA-, with a negative outlook, reflecting S&P's view of National Guarantee's uncertain business and capital-raising prospects. On September 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BB+ from BBB, with a negative outlook, reflecting S&P's view that macroeconomic conditions continue to contribute to losses on the group's structured finance products. On December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to B from BB+, with a negative outlook, reflecting increased stress case loss projections. Also on December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to BBB from A, with a developing outlook. On December 19, 2011 Moody's downgraded the insurance financial strength rating of National Guarantee from Baa1 to Baa2, with a negative outlook, based upon weakening of the overall MBIA group's market standing as losses grow at National Guarantee's affiliated companies and the risk that resources at National Guarantee could be drawn away to support losses elsewhere within the group. On May 10, 2013 S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. The May 10, 2013 rating action reflects S&P's view that MBIA Corp. no longer acts as an anchor on the National Guarantee rating following the settlement with Societe Generale that ends litigation challenging National Guarantee's split from MBIA Corp. in 2009. On May 21, 2013 Moody's upgraded the insurance financial strength rating of MBIA Corp. to B3 from Caa2, with a positive outlook, citing MBIA Corp.'s improved capital and liquidity profile following settlements of putback receivables and insured claims with major counterparties. Also on May 21, 2013 Moody's upgraded the insurance financial strength rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013 rating action reflects National Guarantee's improved credit profile following the repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring.

   As of September 30, 2012, National Guarantee had total net admitted assets of $5.9 billion and total liabilities of $4.1 billion, resulting in a surplus as regard policyholders of $1.8 billion.

   As of September 30, 2012, MBIA, Inc. and its subsidiaries had total assets of $22.1 billion and total liabilities of $19.6 billion. MBIA, Inc.'s total shareholders' equity as of September 30, 2012 was $2.6 billion, increasing from $1.7 billion as of December 31, 2011.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. ("Radian Group"), headquartered in Philadelphia, provides private mortgage insurance and related risk mitigation products and services to mortgage lenders nationwide through its principal operating subsidiary, Radian Guaranty Inc. ("Radian Guaranty"). Radian, a wholly-owned subsidiary of Radian Guaranty, is domiciled and licensed in New York as a financial guaranty insurer. In the third quarter of 2008, Radian discontinued writing any new financial guaranty business, including accepting reinsurance.

   On March 12, 2009, Moody's downgraded the insurance financial strength rating of Radian, as well as the ratings of its operational affiliates, from A3 to Ba1, with a stable outlook, reflecting the substantial deterioration in the credit profile of Radian Guaranty, coupled with increased loss estimates on Radian's pooled corporate exposures. On November 24, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB from BBB- and left the ratings on CreditWatch with negative implications, reflecting S&P's view that adverse loss development in Radian's insured portfolio has resulted in higher capital charges and could result in further losses. On December 22, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB- from BB, with a negative outlook.

   As of September 30, 2012, Radian Group had total assets of $6.45 billion and total liabilities of $5.43 billion. As of September 30, 2012, Radian had a statutory policyholders' surplus of $1.02 billion and a contingency reserve of $290.9 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. ("Syncora Holdings"), is a New York domiciled financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

   In February 2008, Moody's downgraded the insurance financial strength ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its insurance financial strength rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department ("NYID"), the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P's July 28, 2010 ratings actions resulted from S&P's belief that there is not sufficient information to judge Syncora Guarantee's claims paying ability.

   As of September 30, 2012, Syncora Guarantee had total assets of $1.17 billion and total liabilities of $639 million, resulting in a policyholders' surplus of $504.2 million.

   On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee's plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers, if any, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust, if any, is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had an S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by S&P) may or may not have a higher yield than uninsured bonds rated "AAA" by S&P. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer, if any, has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Invesco Capital Markets, Inc. is the Sponsor of the Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of December 31, 2013, the total stockholders' equity of Invesco Capital Markets, Inc. was $95,030,907 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $778.7 billion as of December 31, 2013. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            State Trust Risk Factors

   Arizona Risk Factors

   Economic Condition and Outlook. The Arizona Department of Commerce, Research Administration's ("RA") updated forecast projects a continued loss of nonfarm jobs for the calendar years 2008-09 forecast period, with a decrease of more than 47,000 jobs (-1.8 percent).

   For 2008, RA forecasts a loss of 34,000 jobs (-1.3 percent), and in 2009, RA projects employment reductions of 13,500 (-0.5 percent). In contrast, the previous forecast released in May 2008 projected a loss of 9,200 nonfarm jobs (-0.3 percent) for the entire two-year forecast period. Global Insight, a major economics forecasting and consulting firm based in Waltham, Massachusetts, projects that national nonfarm employment will remain unchanged in 2008 and then have a slight loss of 150,000 jobs (-0.1 percent) in 2009. RA expects an Arizona recovery will be delayed until late 2009 and early 2010 because of higher commodity prices (especially for food and energy), stagnant incomes, and the effects of the crisis in finance and housing. Stagnant incomes and rising prices have reduced the real spending power of the consumer and damaged the industries dependent on consumer spending such as trade, transportation, leisure, and hospitality.

   Indicators of the continued downturn in the housing market include rising rates of mortgage foreclosures, declining sales of new and existing homes, higher inventories of unsold houses, falling housing starts, and a continued decline in home prices. The reduction of credit availability, as a result of widening financial market instability, has served to compound the downturn in housing by increasing the difficulty in securing home loans for many buyers. As a result of tighter credit, less money is available to make loans, not only for houses, but also other consumer and business purchases. Because of this reduced spending, firms are expected to decrease output and employment.

   Unfortunately, the current financial crisis has spread to other parts of the world and is contributing to the slowdown in global economic growth. Besides financial turbulence, higher commodity prices (especially for food and energy) have also contributed to a global economic slowdown. RA projects economic and financial problems in Asia and Europe will impact Arizona by reducing demand for the State's exports and limiting the supply of imported capital available for domestic lending.

   As a result of worsening problems in the financial and housing markets, job losses in construction are projected to deepen during the 2008-09 forecast period to number more than 44,000, or a decline of almost 20 percent. RA projects a loss of 31,000 jobs in 2008 and 13,000 jobs for 2009. The downturn in the construction industry is projected to contribute to the reduction of employment in the professional and business services industry group. Companies in this major industry group hire many construction employees through the employment services sector, with its many contract and temporary labor service firms. As a result, RA projects a loss of more than 7,000 jobs (-1.9 percent) for the forecast period.

   Job losses in financial activities are forecast to total more than 10,000 jobs (-5.7 percent) from 2008 to 2009. Recent merger and acquisition activity in the financial services industry is projected to contribute to employment decreases.

   Slowing economic growth in the domestic and international economy has reduced the demand for goods produced in Arizona's factories. RA forecasts a reduction of almost 6,000 jobs (-3.3 percent), in manufacturing in 2008 and 2009 as a consequence of decreased demand.

   The trade, transportation, and utilities industry group is forecast to have job losses as a result of curtailed business and consumer spending in response to the economic downturn. During the forecast period, RA projects that total job decreases will number 7,000 (-1.3 percent).

   The other services industry group is projected to have a total reduction of 1,600 jobs (-1.7 percent) over the two-year period. Increased demand for repair services, however, is forecast to bolster this major industry as a result of financially stressed businesses and consumers delaying the purchases of new equipment and machinery. Information job reductions are forecast to number 1,400 (-3.3 percent) in 2008 and 2009.

   The educational and health services industry group is projected to have the largest job growth of any major industry group with a gain of more than 18,000 jobs (6.1 percent) in the forecast period. Despite a growing and aging population, the growth rate is forecast to slow as a consequence of the current economic downturn.

   Employment gains in the public sector are forecast to number 7,500 (1.80 percent) in 2008 and 2009. The reduction in government tax revenue as a result of a slowing economy is forecast to sharply curtail job growth in 2009, especially in the State and local education sectors.

   Leisure and hospitality is projected to have a gain of 2,700 jobs (1 percent) during the forecast period. Local tourism is forecast to provide some compensation for the reduction in the number of domestic and international travelers.

   Natural resources and mining is projected to have slowing job growth as a result of reduced economic expansion in the rest of the world, especially in Asia. RA forecasts an increase of 2,500 (22 percent).

   In conclusion, RA's updated forecast projects a greater loss of nonfarm employment (-47,000 jobs, or -1.8 percent) in 2008-09, compared to its previous forecast released in May 2008 (-9,200 jobs or -0.3 percent), because of a loss in business and consumer confidence. Higher food and energy prices, falling home values, stagnant incomes, and contracting credit have all combined to erode business and consumer confidence.

   Major Initiatives. In the Governor's fiscal year 2008 budget, emphasis was placed on a budget management plan to balance funding through State agency budget saving strategies, utilize capital financing to build new schools, and draw from the State's Budget Stabilization Fund. Faced with adverse economic trends resulting in revenue shortfalls, functions identified as integral to State government were not compromised. For instance, education and programs and services affecting the State's children remained priorities in the fiscal year 2008 budget and were only minimally impacted by budget cutbacks. Balancing service delivery with the need to resolve the State's budget difficulties will continue to be a priority issue.

   General Fund. The General Fund ended the June 30, 2008 fiscal year with $108.91 million in unreserved fund balance and a $252.71 million reserved fund balance for a total fund balance of $361.62 million. This compares to the previous year's total fund balance of $1.9 billion. Included in the $252.71 million reserved fund balance is $147.21 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of Rainy Day Fund established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division ("GAO"). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by federal depository insurance or alternatively collateralized with surety equal to 102 percent of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process generally allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by an approved property insurer for claims in excess of $3.5 million, but less than $450 million, and liability claims in excess of $2 million for the Universities and the School for the Deaf and Blind and $7 million for all other state agencies, but less than $100 million. The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to $200 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The Risk Management Fund ("RMF") deficit of $307.37 million in fiscal year 2008 is primarily due to the RMF receiving annual funding only for expected paid claims (self-insured and excess insurance expenditures, legal and other claim related expenditures, and administrative expenditures), and not being funded for non-current accrued insurance losses. Accrued insurance losses of the RMF are not considered when determining funding for each fiscal year.

   Ratings. As of May 2010, Arizona was assigned an issuer credit rating of AA-by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Arizona trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Arizona trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Arizona trust to pay interest on or principal of such bonds.

   Your Arizona trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

   Arkansas Risk Factors

   Economic Outlook. Arkansas is a noted leader in the South for its favorable business climate and low cost of doing business. The average cost of living for all of Arkansas' Metropolitan Statistical Areas is consistently below the national average. Businesses also enjoy low tax obligations through a variety of incentives, exemptions, credits and refunds. Targeted business incentives provide start-up companies a 33 percent transferable income tax credit for research and development, a 10 percent payroll tax credit for up to five years, and sales and use tax refunds for equipment and building materials. Targeted businesses are those that grow knowledge-based businesses from the intellectual property generated by Arkansas' research universities.

   In fiscal year 2009, wage and salary employment in Arkansas fell to 1,191,680 jobs. This represented a decrease of 14,050 jobs or 1.2 percent compared to fiscal year 2008. In fiscal year 2010, wage and salary employment is expected to average 1,167,880 jobs. This represents a projected decrease of 23,800 jobs or -2 percent from fiscal year 2009.

   In fiscal year 2009, actual net available general revenues collected totaled $4,434.7 million. The net available distribution was $82 million or 1.9 percent above the net available distribution of fiscal year 2008. The general revenue distribution included a one-time transfer of $3.4 million from the General Improvement Fund.

   Fiscal year 2010 net available general revenue collections are estimated at $4,408.8 million, a decrease of $25.9 million or 0.6 percent from fiscal year 2009. Fiscal year 2010 net available general revenue collections include $61 million in a one-time transfer from the Revenue Allotment Reserve Fund and a $10 million deposit from Unclaimed Property proceeds.

   Major Initiatives. The Arkansas Highway and Transportation Department completed a number of construction projects in each of its ten districts in fiscal year 2009. Among the construction projects completed were: a new railroad overpass on Highway 38 in Cabot; another section of Highway 65 was widened to four lanes, this one between Harrison and the Missouri state line; a new Arkansas Welcome Center was opened at Blytheville in August 2008; a 1.25-mile section of Highway 133 in Crossett was widened to five lanes and opened in July 2008; and a new passing lane opened on Highway 23 just south of Eureka Springs.

   The Arkansas Department of Education, through its Smart Arkansas Initiative, has aligned all of its efforts -- be it professional development or curriculum design, teacher licensure processes or school improvement interventions -- to support a single goal, and that goal is to provide all Arkansas public school students with the knowledge and skills they will need to succeed in two- or four-year college classrooms or in workplace training programs where the jobs promise a path to continued growth and self-sufficiency.

   The Department of Human Services ("DHS") serves more than 1.3 million Arkansans each year with 7,500 employees located in 86 sites around the State. DHS launched several core initiatives to further the agency's mission of improving the quality of life of all Arkansans by protecting the vulnerable, fostering independence, and promoting better health. During the 2009 regular session legislators approved $4.3 million dollars in additional funding for the Division of Children and Family Services ("DCFS"). The Governor has since released another $13.6 million in stimulus and other one-time funds. These resources will assist DCFS in many ways including putting 143 more staff in the field, funding a Structured Decision Making model for workers, accelerating new training, recruiting and retaining foster homes, and offering Intensive Family Services to 500 families at imminent risk of separation.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. The Revenue Stabilization Act requires that, before any state spending can take place, the Arkansas General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established Arkansas' Revenue Stabilization Law. This law and related legislation govern the administration and distribution of state revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the Arkansas General Revenue Allotment Account and the Arkansas Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenue Allotment Account, 3% of all revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance, net of income tax refunds, is then distributed to separate funds proportionately as established by the Stabilization Law. From the Arkansas Special Revenue Fund, 3% of all special revenues collected by the Department of Finance and Administration ("DFA") and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the treasurer for major programs and agencies of the State in accordance with fund priorities established by the Arkansas General Assembly.

   According to the Stabilization Law, the Arkansas General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the treasurer or
(2) the maximum appropriation by the Arkansas General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for Arkansas fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds, which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 1027 of 1999 and a statewide election conducted June 15, 1999, authorized the State to issue Federal Highway Grant Anticipation and Tax Revenue General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to $575 million to be issued in several series of various principal amounts. The bonds were issued to pay the cost of reconstructing and renovating the interstate highways and related facilities in the State of Arkansas. The bonds are payable primarily from Federal Interstate Maintenance Funds and by State revenues derived from the tax on diesel fuel at the rate of 4 cents per gallon. No bonds were issued under this act in the 2009 fiscal year.

   Act 496 of 1981, as amended, authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue State Water Resources Development General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State of Arkansas and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The bonds were issued to provide financing for the development of water resources projects in the State of Arkansas approved and implemented by the Arkansas Soil and Water Conservation Commission. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. No bonds were issued under this act in the 2009 fiscal year.

   Act 686 of 1987, as amended, authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue Waste Disposal and Pollution Abatement Facilities General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to $250 million with no more than $50 million being issued during any fiscal biennium unless the General Assembly by law authorizes a greater amount to be issued. The bonds are issued to provide financing for the development of waste disposal and pollution abatement facilities projects in the State of Arkansas. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. No bonds were issued under this act in the 2009 fiscal year.

   Act 607 of 1997 authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue Water, Waste Disposal, and Pollution Abatement Facilities General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $60 million being issued during any fiscal biennium for nonrefunding purposes unless the General Assembly, by law, authorizes a greater amount to be issued. The bonds were issued to provide financing for the development of water, waste disposal, pollution abatement, drainage and flood control, irrigation, and wetland preservation facilities projects in the State. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. In fiscal year 2009, $15.3 million of bonds were issued under this act.

   Act 683 of 1989, as amended, authorized the State to issue College Savings General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $100 million being issued in any fiscal biennium unless the General Assembly of the State shall, by law, authorize a greater principal amount thereof to be issued. The College Series bonds were issued to provide funds to finance capital improvements projects at State institutions of higher education. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. No bonds were issued under this act in the 2009 fiscal year.

   Act 1282 of 2005 authorized the State to issue Higher Education General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to approximately $250 million. However, the total outstanding principal amount of Higher Education General Obligation Bonds issued under Act 1282 of 2005 and the College Savings Bond Act of 1989 shall not have scheduled debt service payments on a combined basis in excess of $24 million in any one fiscal year. The Higher Education General Obligation Bonds were issued to provide funds to finance technology and facility improvements for State institutions of higher education and to refund certain outstanding bonds. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. No bonds were issued under this act in the 2009 fiscal year.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   In November 2004, Arkansas voters approved Amendment 82 to the Arkansas Constitution to allow the State to issue general obligation bonds for projects that create 500 jobs and have an investment of $500 million. Pursuant to Amendment 82, bond issuance is limited to 5 percent of State general revenues during the most recent year, which currently would allow an issuance of approximately $191 million in bonds. Changes to legislation governing threshold limits and allowing the director the discretion to increase incentives in highly competitive situations by approving rebates have provided Arkansas additional tools to attract industry.

   The General Assembly has enacted Act 1981 of 2007, which is implementing legislation for Amendment 82. Under Act 1981, the Governor and the General Assembly will approve or disapprove each proposed issuance of bonds under Amendment 82. As of June 30, 2007, no proposed issue of any such bonds had been considered. The State is unable to predict the timing or amount of any such future issuance.

   Arkansas engaged in two significant bond issues during fiscal year 2009. The Arkansas Natural Resources Commission issued $15.3 million of Series 2009 Pollution General Obligation Bonds and the Department of Corrections issued $2.7 million of Series 2009 Construction Facilities Bonds. The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of Arkansas as of June 30, 2009, was approximately $856 million. Arkansas had approximately $183 million in debt service funds as of June 30, 2009 so Arkansas' net bonded debt was $672,523 million.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Arkansas are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agency. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Arkansas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Arkansas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Arkansas trust to pay interest on or principal of such bonds.

   Your Arkansas trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

   California Risk Factors

   Your California trust invests primarily in California municipal securities. Generally, the value of California municipal securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as "California" or the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of the accompanying Prospectus, derived primarily from official statements and legislative analyses relating to the State's budget and from official statements for securities offerings of the State.

   General Economic Conditions

   Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

   Between the first half of 2008 and second half of 2009, California, along with the United States, experienced the most severe economic downturn and financial pressure since the 1930s. Falling home prices, reduced credit availability, decreasing investment values and growing job losses, among other factors, weighed heavily on the California economy. Since January 2010, California, as well as the United States, has begun to slowly emerge from the economic downturn, although analysts have projected that the upturn in the current economic outlook will be modest and prolonged and forecast a sluggish recovery in 2010 and 2011 for both the State and national economies. The high number of unemployed in the State resulted in sharp declines in consumer spending and anticipated tax revenues during the downturn, and continues to place financial strain on hard-hit industries and government spending plans, hindering a more robust recovery of the California economy. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

   As of July 2010, California's unemployment was 12.3%, compared to 11.8% in July 2009 (5.4% in July 2007), and employment growth in the State fell by 0.5% during the same year-over-year period. Job losses and the rate of unemployment in the State have held steady since December 2009, and the State has experienced gains in the number of employed in the last three consecutive months. The slowdown in the State's job growth continues to affect all industry sectors.

   Geography. California's geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. In October 2007, a series of wildfire burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

   State Budgets

   Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by a two-thirds majority vote by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

   California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). Due to historic revenue shortfalls in 2008 and 2009, the Legislature and Governor had to adopt three major budget plans for fiscal year 2009-10 in less than 11 months to resolve a projected budget deficit of $60 billion. Preliminary projections for the 2010-11 fiscal year suggest that the State will continue to face multi-billion dollar budget gaps through at least fiscal year 2013-14, absent prompt corrective action, due to ongoing revenue shortfalls and the elimination or expiration of certain enacted budget solutions.

   Current Budget. California entered the 2010-11 fiscal year on July 1, 2010 without an enacted budget. As of September 1, 2010, the State Legislature had not obtained the two-thirds majority vote necessary to pass the budget. California has failed to enact a budget by the constitutional deadline in 25 of the last 30 fiscal years with the longest delay occurring in 2008, when a budget was not signed by the Governor until September 23. Absent a budget, the State Controller has indicated that the State will need to borrow from special fund reserves, defer certain payments owed to local governments and schools, and issue IOUs to conserve cash for payments mandated by the State Constitution and federal law.

   The Governor's Budget for the 2010-11 fiscal year ("2010 Governor's Budget"), released on January 8, 2010, projected General Fund revenues and transfers in fiscal year 2010-11 of $85.5 billion and proposed expenditures of $82.9 billion for the 2010-11 fiscal year. Absent its proposed budget solutions, the 2010 Governor's Budget projected a $19.9 billion deficit as of June 30, 2011, due primarily to a carryover deficit from fiscal year 2009-10, continued revenue shortfalls and failure to achieve certain enacted budget solutions. The 2010 Governor's Budget proposed to close the budget deficit through recoupment of funds from the U.S. Government for federally mandated programs, substantial expenditure reductions, elimination of certain State-funded programs and other alternative funding solutions which would require voter approval at the primary and general elections in June and November 2010. With the proposed budget's corrective actions, the Governor's Budget projects a $1 billion available reserve at the end of the 2010-11 fiscal year.

   The May Revision to the Governor's Budget for the 2010-11 fiscal year (the "May Revision"), released on May 14, 2010, projected revenues and transfers in fiscal year 2010-11 of $86.1 billion and proposed expenditures of $83.4 billion for the 2010-11 fiscal year. The May Revision also estimated a budget deficit of $19.1 billion as of June 30, 2011, absent any corrective actions. Assuming all the proposed budget solutions in the May Revision are implemented, the Governor projected a General Fund reserve of $1.2 billion as of the 2010-11 fiscal year-end.

   In its May 18, 2010 "Overview of the 2010-11 May Revision," the LAO concluded that the May Revision made a reasonable estimate of the State's current budget problem, but it expressed concern that, due to several billion-dollar assumptions underlying the Governor's proposals, the budgeted savings of the proposals may not be achieved absent prompt enactment of legislation.

   2009-10 Budget. The California State Budget for the 2009-10 fiscal year (the "2009 Budget Act"), enacted on February 20, 2009, projected General Fund revenues and transfers of $97.7 billion and authorized expenditures of $92.2 billion for the fiscal year ended June 30, 2010. The 2009 Budget Act assumed that the State would implement all of the Governor's proposed budget-balancing solutions, which were subsequently rejected by voters in the May 19 special election, creating a budget shortfall of $5.8 billion for the 2009-10 fiscal year.

   While the 2009 Budget Act was in operating balance at the time it was adopted, the sinking economy and the turmoil in the financial markets caused General Fund revenues to decline faster and farther than expected. In May and June 2009, the State Legislature adopted revisions to the 2009 Budget Act (the "Revised 2009 Budget") in response to a projected budget deficit of $21.3 billion for the 2009-10 fiscal year (due to the defeat of the Governor's proposals, sharp declines in revenue and a $6.2 billion deficit projected for the 2008-09 fiscal year). The Revised 2009 Budget projected General Fund revenues and transfers of $89.1 billion and authorized expenditures of $83.5 billion. A further amendment to the 2009 Budget Act (the "Amended 2009 Budget") was enacted on July 28, 2009 in response to an increased projected budget deficit of $26.3 billion (due to further deterioration of the State's fiscal condition since May 2009 and delay in enacting budget solutions). The Amended 2009 Budget projected General Fund revenues and transfers of $89.5 billion and authorized expenditures of $84.6 billion.

   On November 30, 2009, the Legislative Analyst's Office ("LAO"), a non-partisan fiscal and policy adviser, released its annual "California Fiscal Outlook" report (the "LAO Report"). The LAO Report concluded that the Amended 2009 Budget's projections regarding General Fund revenues and several major budget solutions were overly optimistic and forecast that the Legislature will need to address budget deficits of at least $20 billion in each of the 2010-11, 2011-12 and 2012-13 fiscal years. The LAO expressed concern that "the scale of the [projected] deficits is so vast that we know of no way that the Legislature, the Governor, and the voters can avoid making additional, very difficult choices about state priorities."

   The May Revision provided an update to the projections in the Amended 2009 Budget, projecting General Fund revenues and transfers in fiscal year 2009-10 of $86.5 billion and authorized expenditures of $86.5 billion. It also estimated a budget deficit of $6.8 billion as of June 30, 2010 assuming adoption of all of the Governor's proposals.

   Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Significant Deterioration of State Finances. In 2009, the State Controller was forced to defer payment of $4.8 billion in general obligations for 30 days and issue nearly $2.6 billion in registered warrants (IOUs) in payment of non-mandated State obligations to prevent a severe cash deficit. The 2010 Governor's Budget and State Controller have both projected continuing cash pressure during the 2010-11 fiscal year. While legislation enacted in March 2010 during the special session of the Legislature permit the State to defer approximately $4.7 billion in education and local government payments to avoid future liquidity difficulties, a significant cash shortfall is projected in fiscal year 2010-11 which may require further issuance of IOUs absent a timely budget and further corrective actions.

   Deficit Solutions. In the Amended 2009 Budget, the State adopted $24.1 billion in budget solutions and adjusted the estimated General Fund reserve for the 2009-10 fiscal year to $500 million. Since the 2009 Budget Act, the State has enacted $51.9 billion in budget solutions ($31 billion in spending reductions, $12.5 billion in additional taxes and $8.4 billion in other measures) and secured $8 billion in federal stimulus money to supplement State programs. On July 28, 2010, the Governor declared a fiscal state of emergency and ordered 150,000 state workers to take furlough three days per month to preserve State funds.

   In its LAO Report, the LAO forecasts that California will need to address a General Fund deficit of approximately $23 billion by fiscal year 2012-13 (nearly $8 billion more than deficit projected by the Amended 2009 Budget) absent prompt legislative action. The LAO Report attributed its negative fiscal outlook to the State's obligation in fiscal year 2012-13 to repay borrowed funds to local governments pursuant to Proposition 1A. The LAO in its report also cautioned that, absent permanent, ongoing budget solutions and a sustainable financial framework, California may struggle with insolvency in future fiscal years. The LAO reaffirmed its projections in its Overview of the May Revision.

   Constraints on the Budget Process. Proposition 58, approved in March 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restrict future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

   If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the deteriorating economic conditions and the rapidly expanding budget deficit in fiscal year 2008-09, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems. In conjunction with the issuance of the 2010 Governor's Budget on January 8, 2010, the Governor declared another fiscal emergency and called a special session of the Legislature. During the special session, the Legislature adopted legislation intended to reduce the projected budget deficit by approximately $3.2 billion, a portion of which (intended to provide $2.1 billion in savings) the Governor vetoed. The remaining $1.1 billion in budget solutions adopted by the Legislature was signed by the Governor on March 22, 2010.

   Proposition 58 also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a special reserve (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each of the 2008-09 and 2009-10 fiscal years and the 2010 Governor's Budget assumes the suspension of the annual transfer for fiscal year 2010-11.

   Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

   State Indebtedness

   General Obligation Bonds and Revenue Bonds. As of August 1, 2010, the State had approximately $89.6 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $71.1 billion. As of August 1, 2010, general obligation bond authorizations of approximately $42.9 billion remained unissued.

   Ratings. As of September 2010, the State's general obligation bonds were rated A1 by Moody's, A- by S&P, and A- by Fitch Ratings. Though bonds issued by the State remain "investment grade" according to each ratings agency, California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. The current fiscal outlook of the State as a result of the economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk of greater price volatility. The ratings agencies continue to monitor the State's budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future.

   Infrastructure Planning. In January 2006, the Governor and Legislature launched the Strategic Growth Plan, a State program dedicated to rebuilding California's infrastructure. Despite the recession and budget problems, California has continued to invest in maintaining and improving the State's infrastructure through this program. In the November 2008 general election, California voters approved new general obligation bond measures authorizing $9.95 billion for a high-speed train service linking Southern California and the San Francisco Bay Area, $980 million for construction and renovation of children's hospitals and $900 million for mortgage loans to California veterans. The State government has also proposed placing additional measures on the ballot in the November 2010 general election for voters to consider, authorizing at least $11 billion of new general obligation bonds for various water management, drought relief and groundwater protection projects. The State has aggressively pursued and secured federal stimulus money under the American Recovery and Reinvestment Act of 2009 to fund other infrastructure projects.

   Local Government

   The primary units of local government in California are the counties, which vary significantly in size and population. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

   Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Senate Constitutional Amendment No. 4, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle licensing revenues. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

   Constitutional and Legislative Factors

   Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State's initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State's ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of your California Trust.

   Effect of Other State Laws on Bond Obligations

   Some of the California municipal securities in which your California Trust can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

   Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   On June 30, 2009, the California Court of Appeals, Third Appellate District, held in Shaw v. People ex rel. Chiang that the State in the 2007 Budget Act improperly appropriated $1.2 billion in sales and use taxes collected on vehicle fuel to make debt service payments on various transportation bonds and fund various transportation-related programs. The California Supreme Court denied the State's petition for review on September 30, 2009 and the matter was remanded to the trial court, which entered a judgment requiring the State to reimburse $1.1 billion for fiscal year 2007-08 from unencumbered funds from an appropriation reasonably related to public transit, of which there is none in the 2009-10 fiscal year.

   On December 1, 2008, a settlement agreement among the parties in Department of Finance v. Commission on State Mandates, et al. (Sacramento Superior Court) was reached in connection with a dispute over reimbursement claims relating to State-mandated behavioral intervention plans for special education students. The settlement agreement, subject to legislative approval, requires the State to pay plaintiffs $510 million in retroactive reimbursements over six years, starting in fiscal year 2011-12, and to permanently increase special education funding by $65 million annually, beginning in fiscal year 2009-10. The LAO has recommended that the State eliminate the annual funding costs by aligning California special education regulations with federal law. If the Legislature does not approve the settlement agreement, trial in this matter has been set for December 2010.

   On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The adverse ruling to the Board if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

   On August 18, 2008, the U.S. District Court, District of California, Western Division, granted in part a preliminary injunction in Independent Living Center of Southern California v. Shewry ("Independent Living Center"), a Medi-Cal case by various Medi-Cal service providers to bar the State from implementing the 10% reduction in reimbursement rates adopted by the State in July 2008. The district court's injunctions were made effective as of August 18, 2008. On appeal, the Ninth Circuit Court of Appeals affirmed the district court's injunction and further found that the injunction should apply to services rendered on or after July 1, 2008. The Los Angeles Superior Court denied a similar motion for preliminary injunction by different plaintiffs in California Medical Association
v. Shewry, and the plaintiffs intend to appeal seeking the retrospective relief awarded by the Ninth Circuit Court in Independent Living Center. A final decision adverse to the State in these two cases could result in costs to the General Fund of $816 million.

   On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

   Colorado Risk Factors

   General. The Colorado legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting ("OSPB") develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   Economic Outlook. The Colorado economy enters 2010 with slowly improving economic conditions. Colorado continues to fare better relative to the rest of the country, but is not without its own unique challenges. Even though the State is seeing improving conditions in personal income, employment growth remains weak. The recession was late to hit Colorado and it is yet to be determined whether the State will lead or lag the national recovery.

   The employment situation at both the national and State level continues to be the largest economic concern as the nation begins its slow recovery out the recession. While the OSPB forecast projects consistent month-to-month job growth to return to Colorado for the second half of 2010, Colorado's nonagricultural employment is still anticipated to decrease at an annual rate of 1.3 percent in 2010.

   The unemployment rate in Colorado is forecast at 7.8 percent for 2010. That is up from 7.3 percent for 2009; however this 2010 projection is nearly two percentage points below the forecasted national rate. Slowly improving labor market conditions will keep the forecasted Colorado unemployment rate above 6 percent through 2013.

   Colorado personal income has shown improvements since the second quarter of 2009. After nine straight months of contraction, personal income began to grow in June 2009, and continued throughout the third quarter of 2009. Personal income consists of private and government wage and salary income, proprietors' income, government transfer receipts, and interest and dividend income earned on assets.

   Colorado personal income is forecast to increase by 3.5 percent in 2010. This is in line with stronger forecast growth at the national level. The wage and salary component of personal income, which comprises 55 percent of the total, is forecast to grow at 3.2 percent in 2010. Personal income is closely linked to employment growth in Colorado. As the employment situation improves and Colorado begins to experience consistent job growth, personal income should benefit.

   The U.S. consumer price index ("CPI") is a measure of the average change in prices over time. The index represents spending behavior for urban consumers and wage earners who represent roughly 87 percent of the total U.S. population. The index is a basket of "representative" goods and services such as food, housing, medical care, transportation and education among others. The percentage change in the CPI, period-to-period, is the inflation rate. The Denver-Boulder-Greeley CPI is measured by the Bureau of Labor Statistics at a bi-annual frequency. As is the case at the national level, inflation expectations in Colorado are quite moderate in the near term. 2009 realized an annual deflation rate of 0.7 percent in Colorado. Sluggish employment growth and weak personal consumption should hold inflation below historical averages in 2010. This OSPB forecast projects 1.5 percent annual inflation in Colorado during 2010, and rates of 2.1 percent in 2011 and 2.5 percent thereafter.

   Population and Migration. Population in Colorado is forecast to grow by 1.7 percent in 2010. The population growth rate has remained steady over the past five years and is forecast to remain near 1.7 percent through 2013. Population migration into Colorado was revised up to 48,400 for 2009. The 2010 forecast shows migration of 44,800, as Colorado has received much attention throughout the recession for being a job creation leader.

   Construction. Colorado nonresidential construction activity was hit hard by the recession. Colorado experienced back to back contractions in nonresidential construction of 12.5 percent and 22.4 percent during 2008 and 2009. Conditions are mixed for Colorado moving forward. Historically low interest rates bode well for new capital construction projects, but the difficulty in obtaining financing could be an overarching constraint. The continued impact of the American Recovery and Reinvestment Act ("ARRA") in Colorado may add to growth in the coming years through various statewide construction projects. Residential housing permits in Colorado ended down 50.5 percent in 2009. The OSPB forecast for 2010 is an increase of 37.2 percent in permits. This increase comes from a historically low base. The federal first-time homebuyer credit program has been extended through the first half of 2010 which is anticipated to help support the stronger growth forecasted in 2010.

   Retail Trade. The effects of the recession have had a negative effect on retail trade in the State. 2009 saw a decrease of 11.5 percent in retail trade activity. Weak labor market conditions, reductions in personal income, and an overall decrease in consumer confidence have played a large part in the precipitous drop. The forecast for 2010 has retail trade recovery at a slow pace of 3.6 percent. The modest increase is in large part due to the slow recovery in state-wide employment.

   Debt Management. The State is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the State or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the Taxpayer's Bill of Rights ("TABOR") amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the State has issued Certificates of Participation ("COPs") secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes ("TRANs"), the pledged revenue stream is future federal revenues and state highway users taxes. The State has other forms of borrowing that are small in relation to the revenue bonds and COPs.

   Risk Management. The State self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the State has purchased insurance. The State uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during the 2005-06 fiscal year. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the State's risk management fund.

   Risks to the Colorado Forecast. Although the national recession has yet to officially be declared over, most economists believe it ended sometime during the third quarter of 2009. Colorado entered the recession later than most states and it has yet to be determined whether it will lead or lag the national recovery. The high level of unemployment, both at the national and State level, continues to be the focus of a solid recovery. A continuation of slow job growth in 2010 will constrain other state economic variables such as personal consumption and construction activity and is considered the largest risk for a rapid return to robust economic growth in Colorado.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Ratings. As of May 2010, the State of Colorado was assigned an issuer credit rating of AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Colorado trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Colorado trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Colorado trust to pay interest on or principal of such bonds.

   Your Colorado trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

   Connecticut Risk Factors

   General. Connecticut has no system of county government. Below the State level, governing units consist of 169 municipalities. The General Statutes of Connecticut provide procedures for the creation of many types of local special purpose authorities, districts and similar bodies. Under Connecticut law, all municipal governmental bodies have only the powers specifically granted to them by the State and the ancillary powers that are necessarily implied by the powers explicitly granted.

   Economic Condition and Outlook. Connecticut, like other states, has experienced steady erosion in total employment as a result of the economic recession. Since March of 2008, the State has lost over 90,000 payroll jobs. In the prior two national recessions, Connecticut experienced job losses for an average of 34 months. If that trend holds, Connecticut will begin to experience modest job growth in early 2011. The strongest job loss has been experienced in the construction sector, although almost all employment sectors have seen declines. Connecticut has experienced slow labor force growth over the past decade, which has tempered the unemployment rate. Connecticut's unemployment rate was 8.8 percent at the end of 2009.

   Connecticut is a wealthy state, with large income disparities. Connecticut continues to lead the nation with per capita income of $55,288, which is almost 40 percent above the national level. Connecticut's personal income declined at a rate of 4.4 percent through the third quarter of 2009. Over the past five years the State's per capita income growth averaged over 6 percent annually.

   Connecticut is projecting significant declines in State revenues over the next several years due to the lingering impact of the recession and its heavy reliance on one-time revenue sources to balance the State budget. The budget imbalance is estimated to approach $4 billion by fiscal year 2012. A significant realignment of State spending and revenue will be required to avert this budget shortfall.

   Major Policy Initiatives and Priorities.

   Labor Concessions and Retirement Incentive Program. An agreement reached between the State and its unions is expected to yield savings and payment deferrals in excess of $600 million over the next two fiscal years. Fiscal year 2009 savings and cost deferrals were estimated at just over $70 million. Part of the savings plan included a retirement incentive program, which resulted in over 3,800 retirements. The plan also included wage concessions, furlough days, changes in employee health insurance contributions and retirement contribution deferrals.

   Health Care Reform. Public Act 09-148, which was vetoed by the Governor and overridden by the State Legislature, established a SustiNet Health Partnership board of directors that must make legislative recommendations, by January 1, 2011, on the details and implementation of the "SustiNet Plan," a self-insured health care delivery plan. The act specifies that these recommendations must address:

     1. Establishment of a public authority or other entity with the power to contract with insurers and health care providers, develop health care infrastructure ("medical homes"), set reimbursement rates, create advisory committees, and encourage the use of health information technology;

     2. Provisions for the phased-in offering of the SustiNet Plan to State employees and retirees, HUSKY A and B beneficiaries, people without employer sponsored insurance ("ESI"), people with unaffordable ESI, small and large employers, and others;

     3.   Guidelines for development of a model benefits package; and

     4.   Public outreach and methods of identifying uninsured citizens.

   The board must establish a number of separate committees to address and make recommendations concerning health information technology, medical homes, clinical care and safety guidelines, and preventive care and improved health outcomes. The act also establishes an independent information clearinghouse to provide employers, consumers, and the general public with information about SustiNet and private health care plans.

   Budgetary and Other Control Systems. In November 1992, electors approved an amendment to the State Constitution providing that the amount of budgeted expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment thus provided a framework for placing a cap on budgeted appropriations.

   Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the State's personal income or annual inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap.

   The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by three-fifths vote approves appropriations in excess of the cap. This has occurred in almost every year that the State has posted a budget surplus in the General Fund to enable the appropriation of surplus dollars that would have otherwise gone to reduce State debt and fill the Rainy Day Fund.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and policies; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in State government. This work has included improvements to the central State accounting system that advance internal control efforts.

   Revenues and Expenses. During 2009, total revenues of governmental activities increased slightly to $19.8 billion, while total expenses increased 2.4 percent to $21.5 billion. In comparison, in 2008 total revenues and expenses increased
2.8 percent and 16 percent, respectively. The small increase in total revenues was due mainly to an increase in grant revenues of $1.5 billion (31.5 percent) that was offset by a decrease in tax revenues of $1.4 billion (10.9 percent). Although, total expenses exceeded total revenues by $1.7 billion, this excess was increased by transfers of $0.9 billion, resulting in a decrease in net assets of $2.6 billion.

   During 2009, total revenues of business-type activities increased 19.5 percent to $4.2 billion, while total expenses increased by 26.4 percent to $5.3 billion. In comparison, in 2008 total revenues and expenses increased 3.5 percent and 6.9 percent, respectively. The increase in total expenses was due mainly to an increase in Employment Security expenses of $1 billion or 149.1 percent. Although, total expenses exceeded total revenues by $1.1 billion, this excess was reduced by transfers and special items of $0.9 billion, resulting in a decrease in net assets of $0.2 billion.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2009 totaled $14.4 billion (net of accumulated depreciation). This investment in capital assets includes land, buildings, improvements other than buildings, equipment, infrastructure, and construction in progress. The net increase in the State's investment in capital assets for the fiscal year was $1.1 billion, due mainly to a 10 percent increase in governmental activities' capital assets. Major capital asset events during the fiscal year 2009 included additions to land of $0.9 billion, additions to infrastructure of $0.6 billion, and a depreciation expense of $0.9 billion.

   Debt. At the end of the 2009 fiscal year, the State had total bonded debt of $18.5 billion. Pursuant to various public and special acts, the State has authorized the issuance of the following types of debt: general obligation debt (payable from the General Fund), special tax obligation debt (payable from the Debt Service Fund), and revenue debt (payable from specific revenues of the Enterprise funds). The State's total bonded debt increased by $0.9 billion (5.3 percent) during the fiscal year 2009. This increase resulted mainly from an increase in general obligation bonds of $0.6 billion (including bond anticipation notes) and an increase in revenue bonds of $0.2 billion.

   Section 3-21 of the Connecticut General Statutes provides that the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but have not been issued and the total amount of such indebtedness which has been issued and remains outstanding shall not exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year 2009. In computing the indebtedness at any time, revenue anticipation notes, refunded indebtedness, bond anticipation notes, tax increment financing, budget deficit bonding, revenue bonding, balances in debt retirement funds and other indebtedness pursuant to certain provisions of the General Statutes shall be excluded from the calculation. As of February 2009, the State had a debt incurring margin of $5.9 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Connecticut are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Connecticut trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Connecticut trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Connecticut trust to pay interest on or principal of such bonds.

   Your Connecticut trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

   Florida Risk Factors

   State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the State is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Florida's budget focuses on the needs of the State and its citizens, as well as desired results of programs and services. Chapter 216 of the Florida Statutes promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The fund balance reserved for budget stabilization is intended to cover revenue shortfalls and emergencies as defined by law.

   Economic Outlook. Florida has been deeply affected by the national and global economic recessions. In a presentation dated December 22, 2009, the Florida Legislature's Office of Economic and Demographic Research ("EDR") reported that Florida's economic growth is continuing to decline -- albeit at a significantly slower pace than last year. EDR indicates that the State's unemployment rate had already reached a near historic level of 11.5 percent in December 2009, a level not anticipated until spring 2010. EDR also indicates that employment conditions currently mirror the 1973-75 recession, with Florida exceeding the national unemployment rate of 10 percent. Negative population growth is compounding record unemployment numbers. Population growth hovered between 2 percent and 2.6 percent per year from the mid-1990's to 2006, and then began a slow decline before turning negative in 2008 for the first time since right after World War II. Over the forecast horizon, it is projected that population growth will rebound slightly, averaging 1.1 percent between 2025 and 2030. EDR believes the continuing housing market correction and still sluggish credit conditions will remain the predominant drags on Florida's economy. EDR projects that the economic decline in Florida is currently at its bottom and that the economy will begin a slow and protracted turning around sometime in the third quarter of fiscal year 2009-10.

   Several steps have been taken by the Florida Legislature to reduce state spending in light of constrained state revenues. In a special session held in January 2009, the Florida Legislature reduced mid-year expenditures for fiscal year 2008-09 to resolve a $2.3 billion deficit in the general revenue funds. Special Session A of 2009 also authorized a transfer in the amount of $400 million from the Budget Stabilization Fund to support the State's general revenue funds, leaving the remaining balance of the Budget Stabilization Fund at $274 million after the transfer. Transfers in the amount of $700 million from the Lawton Chiles Endowment Fund and $292 million from various trust funds were also authorized. Additional actions were taken during the 2009 legislative session to further reduce expenditures and increase the funds flowing into the State's General Revenue Fund (a recurring impact of slightly over $1 billion in fiscal year 2009-10). Even with these measures, the constitutionally required Long-Range Financial Outlook shows that the expected budget gap in fiscal year 2010-11 could approach $2.6 billion. The Long-Range Financial Outlook also identified the fiscal health of the Florida Hurricane Catastrophe Fund and Citizens Property Insurance Corporation as a significant risk to the forecast.


   Over three years, Florida expects to receive $15 billion from the American Recovery and Reinvestment Act of 2009. Although the federal American Recovery and Reinvestment Act of 2009 funds will provide a short-term economic boost to Florida, state leaders must continue to identify ways to reduce expenditures, increase efficiency, and better define a path for Florida's long-term economic sustainability, focused on diversification of the State's economy.

   General fund tax revenues for the fiscal year ended June 30, 2009, were 14 percent lower than the prior fiscal year. Sales tax revenues, the State's primary source of general revenue, contracted 10.8 percent. This is primarily due to downward trends in consumer confidence, losses in employment, the credit market freeze, and feedback effects from the global and national recessions. Although Florida's housing market adjustments reflect national trends, the market has proven more vulnerable to the real estate market downturn due to the decrease in demand for second homes and the drop in speculative investment activity from the heightened levels of the "boom" years. Total collections of documentary stamp taxes, which largely result from sales of real estate, declined significantly (a decrease of 42.6 percent) compared to the prior fiscal year. Through the end of the fiscal year, all major sources of general fund revenues (such as corporate income taxes) were negative in comparison to the previous fiscal year with the notable exceptions of tobacco-related taxes and highway safety licenses and fees, which were nearly flat. Article V fees showed significant positive gains, but they were attributable to the enactment of Chapter 2008-111, Laws of Florida, which provided for an increase in many existing fees and the establishment of some new fees.

   Population growth, the historical driver of Florida's economy, has been stunted by net migration falling below zero. State demographers do not expect net migration to turn positive again until fiscal year 2010-11. As of December 2009, the State's unemployment rate was 11.5 percent versus a national unemployment rate of 10 percent. Personal income growth was negative over the fiscal year, and the median price for existing single family homes fell 26.1 percent.

   The most recent projections by state economists indicate that general revenue collections for the fiscal year ending June 30, 2010 will be virtually flat to 2009, ending three years of declining receipts. The latest General Revenue Outlook shows that there will be $1.05 billion in unallocated general revenue at the end of the fiscal year. Repayment of the funds previously lent to the General Revenue Fund ($1.07 billion) is scheduled to begin in fiscal year 2011-12.

   Financial Trends. These trends help assess how Florida's financial position has changed over time. For fiscal year 2008-09 (ended June 30, 2009) the net assets invested in governmental activities decreased 6.27 percent as compared to a 4.25 percent decrease in fiscal year 2007-08. The net assets invested in business-type activities decreased 12.95 percent as compared to an 11.02 percent increase in fiscal year 2007-08. The net assets invested in the total primary government (which includes governmental activities and business-type activities) decreased 7.27 percent in fiscal year 2008-09 as compared to a 2.24 percent decrease in fiscal year 2007-08.

   Revenues and Expenditures. This information relates to Florida's significant revenue sources and can assist with evaluating the government's ability to produce its own source revenues. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Florida's revenues totaled approximately $37.96 billion while the expenses totaled approximately $69.99 billion. The total governmental fund balance was approximately $12.11 billion.

   The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2008-09 was $32.04 billion as compared to $33.94 billion in fiscal year 2007-08.

   Debt Management. This information will provide an understanding of Florida's outstanding debt and its ability to issue new debt. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor of Florida or the Comptroller of Florida believes a deficit will occur in any fund, by statute, he must certify his opinion to Florida's Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds or revenue bonds to finance or refinance fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from specified taxes. Revenue bonds are payable solely from specified revenues. The responsibility to issue most state bonds rests with the Division of Bond Finance of the State Board of Administration. However, certain quasi-governmental entities also incur debt and are reported as part of the primary government.

   Total bonded debt outstanding decreased by $1.6 billion, or approximately five percent, from the prior fiscal year to a total of $27.8 billion at June 30, 2009. The majority of the outstanding debt serves to finance educational facilities ($14.6 billion), the Florida Hurricane Catastrophe Fund ($5.2 billion) and transportation infrastructure ($4.4 billion). New bonded debt issues for 2009 totaled $2.6 billion. Annual debt service payments on net tax-supported debt totaled $2 billion for 2009, an increase of $160 million from the prior year. Annual debt service payments are projected to increase by 20 percent from $2 billion to $2.4 billion over the next four years.

   Litigation. The State, its units and employees are parties to numerous legal proceedings, many of which normally occur in government operations. Most of these legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse impact on the State's financial position. There are, however, several legal proceedings which, if decided adversely against the State, may require the State to make material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future expenditures or revenue sources of the State.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Florida are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Florida trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of Florida and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Florida trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Florida trust to pay interest on or principal of such bonds.

   Your Florida trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

   Georgia Risk Factors

   State Profile. Georgia is an economic hub of the southeast. The capital in Atlanta is the major economic and population center of the State with major regional economic and population centers in Augusta, Savannah, and Macon. Georgia's economic base is diverse with major port facilities on the coast, agricultural resources throughout the State, manufacturing and service industries, and is a major transportation hub with the busiest airport in the nation. Georgia is the ninth largest state with a population of 9.54 million people.

   Economic Condition and Outlook. The national and local economies entered into a severe recession during the State's 2009 fiscal year. The State's economy was significantly impacted by the national recession as total General Fund revenues declined by 10.5 percent from the prior fiscal year due to unprecedented declines in tax revenues. Employment levels fell sharply in Georgia through early 2009 and have since moderated. Georgia's unemployment rate in November 2009 was 10.2 percent and has been near this level since it peaked at 10.3 percent in July 2009. This is slightly above the U.S. rate of 10 percent and is consistent with high unemployment rates across the southeast. Georgia's population growth ranks fourth in the nation and first in the South, since the 2000 census. Georgia's median household income was $50,861, the 24th highest in the nation and 2.25 percent lower than the national average.

   The recession in Georgia has generally synchronized with the nation's economic performance. The economic downturn has continued into fiscal year 2010 and Georgia's revenue performance is likely to be weak in fiscal year 2010 as evidenced by a decline in year-to-date revenues of 15.2 percent through November 2009. Recent economic data suggest that Georgia's labor market is on a similar path as that of the nation. However, the weight of job losses, residential and commercial real estate markets and housing-related manufacturing could delay the recovery in Georgia. Personal income has grown slightly since fiscal year-end but is still down on a year over year basis.

   Economic Factors. The national and local economies entered into a severe recession during the State's 2009 fiscal year. The National Bureau of Economic Research dated the start of the national recession in December 2007. The recession was relatively mild, however, through the fall of 2008. Financial markets froze following the bankruptcy of Lehman Brothers, a major financial institution in September 2008. This precipitated a sharp contraction in economies worldwide.

   The downturn has had a severe impact on Georgia's economy. Total General Fund revenues in fiscal year 2009 fell by 10.5 percent from fiscal year 2008 and the downturn has continued into fiscal year 2010. Through November 2009, tax revenues, as reported by the Georgia Department of Revenue are down 15.4 percent year to date for fiscal year 2010.

   Other measures of economic activity in Georgia also indicate that the recession has had a significant impact. The U.S. Bureau of Labor Statistics reported that Georgia's unemployment rate in October 2009 was 10.2 percent with 482,703 workers unemployed and seeking work. This rate is equal to the U.S. unemployment rate. The Georgia unemployment rate peaked at 10.3 percent in July 2009; this is the highest rate of unemployment reported for the State.

   Nonfarm employment in Georgia has also fallen. The U.S. Bureau of Labor Statistics reported that Georgia's nonfarm employment totaled 3,839,800 in October 2009. This is a loss of about 228,000 jobs from October 2008, a decrease of 5.6 percent.

   Personal income is another important economic indicator for states. For Georgia, personal income fell by 3.4 percent in the second quarter of 2009 compared to the second quarter of 2008. For the U.S., personal income fell by
2.6 percent over the same period.

   Major Initiatives. Open Georgia is the State's initiative to bring increased transparency and accountability to State government in Georgia, which was created when Senate Bill 300, Transparency in Government Act, was passed in 2008 by the Georgia General Assembly. The Open Georgia website contains a searchable database of spending data for State salaries, travel expenditures and professional fees. The site was recently expanded to include 2009 State spending data on vendors and contracts awarded across most State agencies.

   Budgetary Highlights. The final amended budget of $17.4 billion differed significantly from the original budget (a decrease of $2.7 billion impacting appropriations), resulting primarily from the national recession. Actual Net Revenue Collections deposited with the Office of Treasury and fiscal Services were $16.8 billion compared with $18.7 billion in 2008. This collection total was less than the revenue estimate used in the amended appropriation act and was primarily the result of the economic recession. The resulting deficiency of actual net revenue collections to the final amended appropriation act totaling $681 million was primarily offset by a reduction in allotments to budget units in the amount of $325 million.

   Also impacting appropriation activity during fiscal year 2009 was receipt of American Recovery and Reinvestment Act of 2009 ("ARRA") funds totaling $802 million on a statutory basis of accounting. Of this amount, $497 million, $190 million and $59 million were attributable to Medicaid, State Fiscal Stabilization Fund ("SFSF") and transportation grants, respectively. The Medicaid funds provided for increased Medicaid reimbursement percentages authorized under ARRA. The SFSF funds were used primarily to stabilize budgets of local educational agencies and institutions in the Higher Education Fund, with the remainder going to other general government programs in the Public Safety sector.

   Each year, the difference between funds available and expenditures is added to or subtracted from the budgetary Revenue Shortfall Reserve ("RSR"). The reserve cannot exceed 10 percent of the previous fiscal year net budgetary revenue for any given fiscal year, and up to 1 percent of the preceding fiscal year's budgetary net revenue collections may be appropriated from the reserve to fund increased K-12 educational needs. The Governor may release RSR funds in excess of 4 percent of net revenue collections for appropriation.

   At June 30, 2009, the State's Revenue Shortfall Reserve declined to $271 million, compared to a balance of $753 million at the end of 2008 (balances reported are net of amounts released by the Governor for appropriation). The decrease reflects a deficiency in net current year receipts to expenditures of $295 million and the release from the June 30, 2008 reserve of $187 million for increased K-12 funding needs. At the current level, the RSR is not sufficient to provide for additional appropriations in fiscal year 2010. However, the balance remaining following any appropriation of funds for the 2010 mid-year K-12 adjustment (up to $167 million) will be available to meet any unanticipated budget shortfall at the end of fiscal year 2010.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt, to provide for the proper application of use of the debt proceeds, and to establish the procedures for protecting the holders of such debt. At the end of the fiscal year 2009, the State had total bonded debt outstanding of $11 billion.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The State is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to State and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Georgia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Georgia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Georgia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Georgia trust to pay interest on or principal of such bonds.

   Your Georgia trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

   Massachusetts Risk Factors

   Economic Outlook. Problems in the subprime mortgage and other credit markets deepened in 2009 as the recession continued. However, signs of recovery are showing. National and Massachusetts home values appeared to have bottomed out in the spring of 2009. The Commonwealth's per capita net income continues to exceed the nation, ending the 2008 calendar year at 27 percent above the national average, rising 4 percent during the year.

   Unfortunately, unemployment levels rose to their highest levels since the early 1990's in the Commonwealth, yet remained less than the nation as a whole for the year. The Commonwealth continues to contain a large employment base of education, as well as health and human service positions that somewhat stabilize the economy. However, even those institutions are not immune to a deep recession. Nationally, between the third and fourth quarters of 2008 and the first two quarters of 2009, the federal bureau of economic analysis reported that the gross domestic product fell by 2.7 percent. For the Commonwealth, annual figures show that between 2007 and 2008, which partially includes this recession, the gross State product grew by 3.6 percent.

   By most accounts, fiscal pressures will continue in the Commonwealth for some time. In October 2009, the Governor announced that a $600 million budget gap exists for fiscal year 2010. In response, the budget for fiscal year 2010 has been cut by nearly $269 million across all secretariats. This represents about 1 percent of the fiscal year 2010 General Appropriation Act. A managerial furlough plan has been extended. Programs and services across the Commonwealth will be affected by these budgetary constraints not only in fiscal year 2010, but into fiscal year 2011 until tax revenues recover.

   In December 2007, the nation entered into a recession caused by the downturn in the housing markets and was broadened due to the global capital market restructuring that occurred during fiscal year 2009. Rates of economic decline have been sharp as the nation's gross domestic product has fallen and unemployment has hit the highest levels in decades. However, some indicators have seemingly bottomed out. The Dow Jones Industrial Average has risen from a low of 6,547 in March of 2009 to over 10,000. The increase has a way to go to hit the historical high of two years ago of nearly 14,200. Housing values also appear to have started to rise again after hitting lows also in March 2009. Some of those rises may be attributable to tax credits available in American Recovery and Reinvestment Act of 2009 as well as other stimulus measures. Some economists have a view that unemployment will remain a problem for the foreseeable future.

   Massachusetts' economy outperformed the nation's economy as a whole. Per capita net income rose by over 4 percent for the calendar year of 2008. As of October 2009, unemployment continued to be less than the national average but is still rising. The rate for the Commonwealth rose from 5.2 percent in July of 2008 and has risen steadily throughout the year to 9.3 percent as of September 2009, but dipping slightly to 8.9 percent in October 2009. Nationwide, the rate has almost continuously risen in the same time span from 5.8 percent in July 2008 to 10.2 percent in October 2009, a rate that has not been seen since 1983. The Commonwealth is doing better than other states but there are many uncertain signs. The population of the Commonwealth continues to only slightly grow, showing only seven tenths of a percent increase, despite being the home to many world-renowned institutions of higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Population growth nationwide averages approximately 1 percent per year.

   The Commonwealth, with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's strongest component is its knowledge--based technology and service industries. The Commonwealth is home to 19 S&P 500 companies, among them seven Fortune 500 headquarters.

   Massachusetts also ranks highly in the knowledge-based economy. According to the United States Patent Office, the Commonwealth is fifth in the nation in patents per capita, only slightly behind California and Washington. Massachusetts' infrastructure provides strong support for this knowledge based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 U.S. Census, updated in the 2008 American Community Survey, estimated that 38.1 percent of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 27.7 percent for the United States as a whole. In the same survey, over 88.7 percent of residents over age 25 at least have a high school diploma or general education equivalent. In primary education, the National Assessment of Education Progress continues to rank Massachusetts first in 4th and 8th grade mathematics and reading, third in writing and fourth and sixth in science in grades 4 and 8, respectively. This shows that Massachusetts school children are consistently among the best educated in the nation.

   Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2009 by over $8.2 billion, which was a drop of more than $3.5 billion during the fiscal year. Of the $8.2 billion deficit amount, "unrestricted net assets" is negative by more than $12.3 billion, offset by $2.2 billion in "restricted net assets" and nearly $1.9 billion in the Commonwealth's investment in capital assets, net of related debt. There are two primary reasons for negative unrestricted net assets. Legislation mandates that the Highway Department transfer the Central Artery/Third Harbor Tunnel to the Massachusetts Turnpike Authority and the Massachusetts Port Authority upon completion. In fiscal year 2010, the Commonwealth will transfer these assets to the newly created Massachusetts Department of Transportation, which combines the Highway Department, the Aeronautics Commission, the Registry of Motor Vehicles, the Executive Office of Transportation and Construction, the operation of the Tobin Memorial Bridge and the Massachusetts Turnpike Authority into a singular transportation structure. As part of this combination, the capital assets will transfer to the new authority and offsetting liability will be reduced. The Commonwealth, however, paid for the construction of these assets and retains a large amount of related debt, which is now unrelated to any capital asset. The Commonwealth also has a liability of $3.3 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority ("MSBA"). MSBA continued to approve grants in fiscal year 2009. This overall liability of $3.3 billion decreased by approximately $457 million during fiscal year 2009 due to grant payments made to municipalities during the year in excess of projects added to the MSBA's waiting list and new programs. During the fiscal year 2009, approximately $1 billion in restricted net asset balances were set aside for unemployment benefits and an additional approximate $573 million was restricted for debt retirement.

   Changes in Net Assets. Overall, the Commonwealth's financial operations resulted in net asset decreases by over $3.5 billion in fiscal year 2009 before accounting changes. Net assets of governmental activities decreased by about $2.8 billion. The decrease in net assets is primarily attributable to three issues: the economic recession necessitating more services of about $1.8 billion, a large drop in pension net assets of about $667 million, adding to net pension obligations and approximately $993 million related to underfunding of retiree health care.

   Governmental Fund Balances. At June 30, 2009, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $5.1 billion. Of the $5.1 billion, nearly $4.4 billion represents unreserved and undesignated fund balance. Fund balances decreased by over $2 billion due to the downturn in the economy. Fund deficits of major governmental funds were again eliminated this year due to year end supplemental budgets or deficit elimination activities already in statute. Similar to last year, approximately $146 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2010. The MSBA's fund balance of approximately $1.4 billion is blended into the Commonwealth. Within this fund balance are over $1.9 billion in cash and investment contracts which were funded by bond proceeds in previous fiscal years, and other assets less approximately $522 million in current liabilities. Nearly $700 million was apportioned to the MSBA from the Commonwealth from sales taxes, adjusted for accruals; governmental reserved fund balances total nearly $626 million. The vast majority of this is over $573 million reserved for retirement of indebtedness, which is held in escrows related to refunding bonds and to pay grant anticipation notes. Of the remaining portion, $52 million is reserved for the Central Artery/Tunnel owner controlled insurance program for workers' compensation and general liability.

   Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually.

   Exclusive of MSBA, the Commonwealth issued approximately $2.5 billion in new debt in 2009. 21 percent of the Commonwealth's general obligation debt has been issued as variable rate bonds as of June 30, 2009. Included in this variable rate debt were approximately $402 million in auction rate securities (about 2 percent of all general obligation debt) as of June 30, 2009. Because of failed auctions that began in February 2008, meaning there were not enough bids from investors to purchase securities being offered for sale by existing holders, the Commonwealth issued general obligation debt that are ostensibly refunding bonds, but have a purpose of refunding leases in two instances. In late November 2008, the Commonwealth issued approximately $294 million in bonds to retire a capital lease to the Route 3 North Transportation Improvement Association (a discretely presented component unit) that the Association funded by auction rate securities. A few weeks later, the Commonwealth issued approximately $68 million in general obligation debt to retire a conduit lease through MassDevelopment (also a discretely presented component unit) to the City of Chelsea that was used to finance a Commonwealth data center.

   Approximately $1.1 billion in bond sales were either for general government purposes or unallocated as of year end and assumed to be for general purposes including construction and equipment purchases. The remaining new issues were for highway and other infrastructure construction (approximately $1 billion) or for strictly municipal purposes (approximately $36 million). Included in bond sales are issuances of taxable debt of approximately $72 million to finance activities that could not be financed through tax exempt means.

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Massachusetts trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Massachusetts trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Massachusetts trust to pay interest on or principal of such bonds.

   Your Massachusetts trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

   Michigan Risk Factors

   Economic Condition and Outlook. In the latter half of calendar year 2008, housing sales and prices plummeted and credit and financial markets faltered. As a result, the U.S. recession that had begun in late 2007 became the worst U.S. economic downturn since World War II. Given the Michigan economy's heavy reliance on the manufacturing sector, in general, and the auto industry, in particular, Michigan's economy was hit disproportionately harder by the recession. Exacerbating Michigan's economic situation, Michigan's labor market had never recovered from the 2001 recession. Consequently, Michigan has steadily shed jobs since June 2000.

   For calendar year 2009, Michigan employment is estimated to have declined by 345,000 jobs (8.3 percent) -the ninth straight year that Michigan employment has declined and the largest percentage State employment decline in 51 years. Personal income was down an estimated 3.9 percent and wages and salaries declined 7 percent. With overall prices declining 0.6 percent, real (inflation adjusted) personal income fell 3.3 percent. Michigan's unemployment rate rose from 8.4 percent to an estimated 14.1 percent, its highest rate since 1983.

   Numerous economic indicators suggest that the recession may have ended, but that the recovery will likely be weak. As a result, the U.S. economy is projected to report positive, though tepid, growth in 2010. Light vehicle sales are expected to rise compared to 2009, when vehicle sales fell to the highest level in over 40 years. However, 2010 sales are projected to remain at historically low levels. Given this, along with the tendency for job markets to lag the overall economy, Michigan employment is expected to decline 4.6 percent. In 2010, Michigan personal income is projected to fall 2.8 percent while wages and salaries are expected to fall 3.2 percent. With 1.9 percent inflation, real personal income is expected to fall 4.6 percent. Finally, Michigan's unemployment rate is forecast to rise to 15.3 percent, the State's highest annual unemployment rate since 1982.

   Revenues and Expenditures. The General Fund is the chief operating fund of the State. At the end of fiscal year 2009, the General Fund unreserved fund balance was $177.2 million and the reserved fund balance was $794.5 million. Lower tax revenues and the use of prior year fund balances to cover current year expenditures resulted in fund balance decreasing $319.3 million (24.7 percent).

   The State was again faced with difficult budget challenges during fiscal year 2009. Because actual revenues fell below the revenue estimates, the Governor issued two executive orders to reduce spending authority. In December 2008, Executive Order 2008-21 was issued authorizing expenditure reductions totaling $134 million in general fund - general purpose funding and $11.8 million in special purpose funding. In May 2009, Executive Order 2009-22 was issued authorizing additional expenditure reductions totaling $221.9 million in general fund - general purpose funding and $127.5 million in special purpose funding. In addition to the executive order reductions, the original budget ($26.2 billion) was amended by various supplemental appropriations including the federal American Recovery and Reinvestment Act of 2009 ("ARRA") funding which helped replace general fund - general purpose funding. In fiscal year 2009, the State appropriated $2.5 billion in ARRA funding for General Fund programs including Medicaid, other health and human services programs such as Food Assistance and work force development and other job related programs. In total, general fund-general purpose funding was reduced by $2.1 billion during the year. Differences between the final budget ($27.2 billion) and actual spending ($27.1 billion) result from spending authority lapses of $116.1 million and restricted revenue authorized, but not spent, of $29.8 million. At fiscal year-end, excess restricted revenues of $447.6 million were carried forward into fiscal year 2010 and are available upon appropriation. All agencies finished the year with net lapses. However, Human Services reported line item over-expenditures of $1.6 million.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   Your Michigan trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets decreased $3.8 billion (24.7 percent) over the course of this fiscal year's operations. The net assets of the governmental activities decreased $1.6 billion (10.2 percent) and business-type activities had a decrease of $2.2 billion (4,636.4 percent). The largest component of the State's net assets ($16.2 billion) reflects its investment in capital assets (e.g. land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $2.7 billion of the total. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were $7.3 billion as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State and the State Building Authority issued new bonds totaling $601.5 million and refunding bonds totaling $775.6 million and paid $777.2 million to a refunded bond escrow agent to cover future debt service payments.

   Ratings. As of May 2010, State of Michigan general obligation bonds are rated AA- by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurance that such ratings will be maintained in the future.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Michigan trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Michigan trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Michigan trust to pay interest on or principal of such bonds.

   Your Michigan trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

   Minnesota Risk Factors

   Economic Outlook. The longest and deepest recession since World War II did not skip over Minnesota. Payroll employment in the State fell by 117,000 jobs (4.3 percent) in fiscal year 2009, and at the end of the fiscal year, the State's unemployment rate was at 8.4 percent, up 3.1 percentage points from the
5.3 percent rate observed at the close of fiscal year 2008. Job losses in the State were slightly more severe than the national average, but the State's unemployment rate ended the fiscal year 1.1 percentage points below the U.S. rate. Per capita personal income in Minnesota fell by 2.4 percent, slightly less than the national average decline of 2.6 percent, but incomes in Minnesota's volatile farm sector fell by 27 percent. Nonfarm income in the State fell by 2 percent, 0.5 percentage points less than the U.S. average.

   The combination of fewer jobs and a shorter work week for those who retained their jobs has produced a decline in total nominal wages in Minnesota of 0.9 percent in fiscal year 2009. Nationally, wages declined fiscal year over fiscal year by 1.4 percent. This was the first time since World War II that a decline in nominal wages over a fiscal year has been observed. Nonfarm proprietors' income was also less in fiscal year 2009 than in fiscal year 2008.

   Minnesota manufacturing employment fell by 40,000 between June 2008, and June 2009, and professional and business services fell by 37,000, the two largest sectoral declines observed in the State's economy. Retail trade and construction employment also showed substantial declines of 19,000 and 18,000, respectively. The only sectors with notable growth during the 2009 fiscal year were education and health care, where employment increased by more than 14 percent. That "super-sector" showed an employment increase of more than 14,000 jobs. Employment in the health care portion of that sector grew by 13,100, while the education sector added 1,300 jobs. Local government employment increased by 700 jobs over the fiscal year.

   While a return to recession is not forecast for either the U.S. economy or the Minnesota economy for the 2010 fiscal year, Global Insight, Minnesota's macroeconomic consultant, believes that the recovery will be much slower than usual. December's baseline forecast for fiscal year 2010 calls for real gross domestic product ("GDP") to grow at just a 0.3 percent annual rate during the first year of the 2010-11 biennium. Even though the Global Insight forecast shows real GDP increases in each quarter of the fiscal year, the consultant believes it will take until the first quarter of calendar 2011 for real GDP to once again reach its pre-recession high.

   The outlook for Minnesota in fiscal year 2010 is very similar to the national outlook. Payroll employment is expected to decline by 28,000 jobs between the second quarter of calendar 2009 and the second quarter of calendar 2010, a much smaller job loss than the 110,000 observed over the 2009 fiscal year. All of the loss in jobs in fiscal 2010 is expected in the first half of the year. Manufacturing and construction employment jobs are expected to fall another 13,000 and 5,000, respectively. Wage income in Minnesota is expected to grow by
1.8 percent during the 2010 fiscal year and nonfarm proprietors' income by 3.9 percent. Over fiscal year 2009, personal income in Minnesota is expected to grow by less than 1.9 percent, slightly below the 2.2 percent growth rate projected for the nation as a whole.

   Debt Management. The State's debt management policies require that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3 percent of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis.

   The State's total long-term liabilities increased by $432 million (6.7 percent) during fiscal year 2009. The increase is partially due to the issuance of general obligation bonds for trunk highway projects and other various State purposes and revenue bonds for the Minnesota State Colleges and Universities and a statewide 911 emergency response communication system. The beginning balance has been restated due to the implementation of Governmental Accounting Standards Board ("GASB") Statement No. 49, "Accounting and Financial Reporting for Pollution Remediation Obligations." As a result of implementing this statement, the State recognized a change in accounting principle of $45.9 million, which restated the liability recognized for pollution remediation at the beginning of the year.

   Cash Management. The majority of cash is held in the State treasury and commingled in State bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the State's name by an agent of the State. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90 percent of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the State's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Litigation. Payment of tort claims against the State is made from funds appropriated by the Minnesota Legislature to agencies for their general operations to the extent such funds are available without unduly hindering the operation of the agency, from appropriations of dedicated receipts if practicable, or from funds appropriated for the payment of tort claims. The tort claims appropriations for each of the fiscal years ending June 30, 2009, 2010, and 2011 are $761,000. The maximum limit of liability for tort claims arising out of a single occurrence in Minnesota on or before January 1, 2000, and before January 1, 2008, is $1 million. The maximum limited liability for any one claim is $300,000 for claims arising before August 1, 2007, and $400,000 for claims arising on or after August 1, 2007, and before July 1, 2009. The maximum limits of liability for tort claims arising in Minnesota on or after January 1, 2008, and prior to July 1, 2009, are $1.2 million for any number of claims arising out of a single occurrence. For tort claims arising in Minnesota on or after July 1, 2009, the maximum limits are $500,000 for any one claim and $1.5 million for any number of claims arising out of a single occurrence.

   I-35W Bridge Collapse. On August 1, 2007, the I-35W interstate bridge over the Mississippi River collapsed. Thirteen people were killed, and approximately 145 injured. The bridge, which opened in 1967, was designed by a private contractor under contract with the State of Minnesota; it was inspected and maintained by the Minnesota Department of Transportation ("MnDOT"). The State has received 186 Notices of Tort Claim arising from the collapse of the I-35W bridge. The Minnesota Legislature enacted a compensation fund codified in Minn. Stat. Section 3.7391 et seq. and appropriated $36,640,000 for payments to representatives of decedents and claimants who were on the I-35W bridge at the time of the collapse. All 179 claimants accepted payments from the compensation fund and the emergency relief fund in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the State, and a construction company that was performing work on the bridge at the time of the collapse. The State has been third-partied into this litigation which is venued in Hennepin County state court. Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged. The State has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund, and for the State's damages associated with the collapse. The State's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $1 million.

   Lawsuits based on non-tort theories furnish another basis for potential liability. At any given time there may be numerous non-tort actions against the State of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Risk Management. Minnesota statutes permit the purchase of insurance on State-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on State properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of State property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of State agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Minnesota are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Minnesota trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Minnesota trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Minnesota trust to pay interest on or principal of such bonds.

   Your Minnesota trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

   Missouri Risk Factors

   Economic Outlook. As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. Struggles began in housing related sectors, particularly financial services and construction, and progressed to nearly every industry. Missouri was slower to feel the effects of the recession initially but is now facing similar circumstances.

   Unemployment rates in Missouri began to rise around the middle of 2008 and have continued upward since, with rapid increases during the first half of 2009. Missouri's rise in unemployment has followed the national trend, with the U.S. rate reaching 9.4 percent in May 2009, nearly doubling the 5.5 percent rate in May 2008. The seasonally adjusted unemployment rate for May 2009 in Missouri was 9 percent, up from 5.8 percent a year ago. Missouri's unemployment rate has not reached these levels since 1983.

   Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 4.3 percent rate during calendar year 2008. Taxable sales for the second quarter 2009 were $18.2 billion, which is a decrease of 6.72 percent in actual dollars compared to the same quarter of 2008. The economy has caused consumers to be cautious with their spending which has resulted in lower taxable sales. Missouri ranked 24th in personal income growth in the second quarter of 2009 and was ranked the 8th lowest in terms of cost of living.

   Manufacturing and production are important parts of both the U.S. and Missouri economies and have experienced serious adverse effects from the recession. Industrial production has declined in all but one month since January 2008. Manufacturing employment has also dropped rapidly since late 2008. In May 2009, there were 258,900 manufacturing jobs in the State, a decrease of 34,000 or 11.6 percent from a year ago, matching the national rate of decline. Declines have been spread across manufacturing sectors, but the greatest numeric drop has been in transportation equipment manufacturing, which includes motor vehicles.

   Exports by Missouri companies totaled $4.6 billion in the second quarter of 2009, compared to $6.5 billion after the second quarter of 2008. This is due to the deepening global recession and falling agriculture and oil prices that caused a decline in Missouri worldwide merchandise exports.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2009 was $29.6 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, software, and infrastructure.

   Long-Term Debt. At the end of fiscal year 2009, the primary government had total general obligation and other bonded debt outstanding of $3.7 billion. Of this amount, $600.1 million comprises debt backed by the full faith and credit of the government. Principal amounts retired in fiscal year 2009 were $66,090,000 for general obligation bonds and $124,720,000 for other bonds.

   Budget. The State of Missouri completed fiscal year 2009 with a balanced budget. Net general revenue collections decreased 6.9 percent from fiscal year 2008 ending with an amount of $7.5 billion. The fiscal year 2010 budget, as appropriated in May 2009, would require growth of 4.2 percent from fiscal year 2009 in general revenue collections to support spending. Since revenues have continued to deteriorate, expenditure reductions have occurred to balance the budget including $385 million in July 2009 and an additional $204 million in October 2009. The budget cuts and revised negative 4 percent net general revenue collections will result in a balanced 2010 budget.

   As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. Missouri's unemployment rate increased 3.8 percent in fiscal year 2009. The June 2009 unemployment rate was 9.5 percent compared to the June 2008 unemployment rate of 5.7 percent. The national unemployment rate was 9.7 percent in June 2009.

   Employment change by industry identifies the types of jobs being created and lost in the State. Comparing May 2009 to May 2008, several sectors have had employment declines in Missouri. Manufacturing employment declined by 34,000 while trade, transport, and utilities declined by 14,200 over the period. The education and health service industry had the largest growth over the year with employment increasing by 8,500; the health care and social assistance subsector makes up more than 80 percent of the industry. The government sector has also increased in employment over the year.

   In an environment of shrinking income and spending, and given that growth in Missouri revenue generally lags national economic conditions by six to eighteen months, the growth of general revenue collections for fiscal years beyond 2010 remains guarded. Compounding the matter are the State's tax reductions enacted in recent legislative sessions and changes at the federal level which will have mixed impacts on collections due to complicated tax and spending provisions. Without a substantial rebound in equities markets and a swift employment turnaround, further declines in general revenue are anticipated. This will result in several funding challenges in mandatory programs such as education, health care, and transportation. Conservative fiscal management will assist in meeting these challenges. For example, Missouri has set aside a substantial portion of the American Recovery and Reinvestment Act of 2009 for budget stabilization for future fiscal years.

   Missouri will face a significant drop in funding for transportation in 2010 when proceeds from Amendment 3 will end. During fiscal year 2009, Missouri Department of Transportation ("MoDOT") awarded 461 projects, the total of which was 9 percent under budget. That was a savings of more than $135 million. MoDOT has managed costs by: rebidding projects if they come in too high; closing roads during construction if it saved time and money; designing projects to fit specific needs; and asking contractors to use alternate materials, propose innovative design and construction methods, and work off-hours. MoDOT's Safe and Sound Bridge Improvement Program is well under way, which will repair or replace 802 of Missouri's worst bridges by October 31, 2014. MoDOT is also taking an aggressive approach to selling excess property it owns in an effort to invest more money into road and bridge projects.

   Despite funding challenges, the State is working to stimulate the economy, increase efficiency, and decrease costs. In fiscal year 2009, Missouri passed House Bill 191 which enhances Missouri's economic development programs to help businesses create jobs and train the State's workforce for the industries of tomorrow. Senate Bill 376, the Energy Efficient Investment Act, was also passed setting goals for Missouri's investor-owned electric utilities to achieve all cost-effective savings possible from energy efficiency programs. Finally, the process of contracting highway projects should be quicker and more efficient due to the passing of House Bill 359 which grants Missouri Highways and Transportation Commission expanded authority to enter into design-build construction contracts.

   Governmental Funds. At the end of fiscal year 2009, the State's governmental funds reported combined ending fund balances of $4.2 billion. Approximately
57.1 percent is unreserved and available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve, 2) to pay debt service, 3) for loans receivable, and 4) for a variety of other purposes.

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation and the Petroleum Storage Tank Insurance Fund. The State Lottery Fund was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law." This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses for petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of storage tanks in the country.

   The State Lottery Fund's net assets decreased by $1.8 million in fiscal year 2009. Operating revenues decreased by $27.1 million during the fiscal year which was partially offset by a decrease in expenses for prizes paid. The decrease in operating revenues was mainly due to a decline in ticket sales from the record sales level for fiscal year 2008. Contributing factors in the decline in sales included: economic conditions, smaller number of large jackpots in online games, and limited resources for advertising and promoting. The decline in ticket sales contributed to the decline in prizes paid.

   The Unemployment Compensation Fund's net assets decreased by $360.5 million due to the increased number of unemployment claims resulting from the current national economic condition. Missouri borrowed $185.9 million from the federal government during fiscal year 2009 to continue to pay unemployment benefits. The Petroleum Storage Tank Insurance Fund's net assets increased by $0.2 million. Operating expenses decreased by $4.5 million primarily due to decreased program expenses. However, operating revenues also decreased by $9.4 million, but total revenues continued to outpace expenses during the fiscal year. Operating revenues decreased due to a reduction in the load fees charged to customers. Load fees were reduced from $40 to $20 per 8,000 gallons.

   The general fund is the chief operating fund of the State. At the end of fiscal year 2009, the State's general fund reported a total fund balance of $1.3 billion. The net decrease in fund balance during fiscal year 2009 was $636.5 million. Expenditures of the general fund totaled $14.2 billion in fiscal year 2009, an increase of $1.2 billion from fiscal year 2008. The major contributing factor to this was an increase in expenditures for human services of $1 billion from fiscal year 2008 to fiscal year 2009. The most significant increase was medical assistance payments which increased $469.9 million.

   The public education fund provides general and special education services to the children of the State and other related functions such as library services and student loans. Total fund balance decreased by $47.5 million. Revenues of the public education funds totaled $1.3 billion in fiscal year 2009, a decrease of $265.7 million from fiscal year 2008. The major factor that contributed to this was a decrease of $235.3 million in the contributions and intergovernmental revenues. During fiscal year 2008, the public education fund received $230 million in contributions and intergovernmental revenues from the sale of the Missouri Higher Education Loan Authority's assets. The authority is required to pay a total of $350 million to the State through September 30, 2013, with the largest payment occurring in fiscal year 2008.

   The conservation and environmental protection fund provides for the preservation of the State's wildlife and environment. The fund balance increased by $34.7 million while tax revenues declined by $11.1 million and penalties and unclaimed property declined by $12.6 million during the fiscal year. Expenditures remained relatively constant and combined with a decrease in revenues that caused the fund balance to increase at a smaller rate than in previous fiscal years.

   The transportation and law enforcement fund provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance increased by $18.5 million in fiscal year 2009. The major contributing factor was a decrease in transfers out of $42.1 million.

   The Missouri road fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate State highway system. The fund balance decreased by $360.3 million in fiscal year 2009. Expenditures of the Missouri road fund increased during fiscal year 2009 by $219.5 million primarily due to an increase of $162.7 million in capital outlays and an increase of $24 million in debt service. A decrease in transfers of $42.1 million and a decrease in taxes of $22 million were also major contributing factors to the decrease in fund balance.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap State revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") imposes a limit on the amount of taxes that may be imposed by the General Assembly in any fiscal year. This limit is tied to total State revenues for each fiscal year and adjusted annually based on a formula which is tied to increases in the personal income of Missouri for certain designated periods. If the revenue limit is exceeded by 1 percent or more in any fiscal year, the excess revenue will be refunded based on the liability reported on State income tax returns. If the excess revenue collected is less than 1 percent of the revenue limit, the excess revenue shall be transferred to the General Revenue Fund.

   The revenue limit can be exceeded by a constitutional amendment adopted by the people or if the General Assembly approves, by a two-thirds vote, an emergency declaration by the Governor. The State has refunded money to income taxpayers for fiscal years 1995 through 1999, but has not exceeded the revenue limit in fiscal years 2000 through 2009. The State does not expect the limit to be exceeded in fiscal year 2010.

   The State collected program revenues of $13.8 billion and general revenues of $9.8 billion for total revenues of $23.6 billion during fiscal year 2009. Expenses for the State during fiscal year 2009 were $24.5 billion. As a result of the deficient revenues to cover expenses, the total net assets of the State decreased $903.1 million, net of contributions and transfers.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State is exposed to various risks of loss related to tort liability, general liability, motor vehicle liability, contractor liability, and injuries to employees. The State assumes its own liability for risks except for the purchase of surety bond, aircraft, and boiler coverage. The State Office of Administration ("OA"), Risk Management Unit, self-insures its workers' compensation program for all State employees, with the exception of the MoDOT and the State Highway Patrol. Liability insurance is also provided by OA-Risk Management, pursuant to State statute, through the State's legal expense fund. This insurance covers all State employees.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Missouri are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Missouri trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Missouri trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Missouri trust to pay interest on or principal of such bonds.

   Your Missouri trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

   New Jersey Risk Factors

   Economic Outlook. New Jersey's economy weakened significantly subsequent to June 30, 2009. The latest New Jersey economic forecasts from Global Insight, Moody's Economy.com, and Rutgers University project the recessionary conditions of calendar year 2009 to continue into calendar year 2010 with slight improvement. However, the weak labor market and tight credit conditions will constrain the growth path with a tenuous near-term recovery.

   The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for an economic turnaround nationally and in New Jersey.

   The State and the nation may experience further near term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the impact of the economic stimulus on the job situation, credit availability, financial market stress, and geopolitical tension. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, energy prices, and stability in financial markets. Based on information available as of the date hereof, economic conditions of the State may begin to stabilize in calendar year 2010, but there are no assurances that this will occur.

   Revenues and Expenditures. The State's fiscal year 2009 net assets decreased by $8.7 billion. Approximately 53.7 percent of the State's total revenue came from general taxes, while 27.4 percent was derived from operating grants. Charges for services amounted to 17.8 percent of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 25 percent was for educational, cultural, and intellectual development, which includes approximately $1 billion disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction. Government direction, management and control amounted to 20.1 percent of total expenditures, while physical and mental health amounted to 18 percent. Other major expenditures focused on economic planning, development, and security; public safety and criminal justice; and community development and environmental management. During fiscal year 2009, governmental activity expense exceeded program revenues. This imbalance was mainly funded through $27.8 billion of general revenues (mostly taxes and transfers). The remaining $8 billion resulted in a decrease in net assets. Expenses from business-type activities in fiscal year 2009 exceeded revenue by $184.1 million.

   During fiscal year 2009, State revenues, including transfers, totaled $50.2 billion, an increase of $0.1 billion from the prior fiscal year. General taxes totaled $26.9 billion and accounted for 53.6 percent of total State revenues for fiscal year 2009. The State's Gross Income Tax totaled $10.5 billion, the Sales and Use Tax totaled $8.3 billion, and the Corporation Business Tax totaled $2.7 billion. The State's three major taxes comprised 79.5 percent of the total general taxes that were collected during fiscal year 2009, and the economic decline had the greatest impact on these three major taxes. The State's fiscal year 2009 Tax Amnesty program collections totaled $748.9 million. The 43 day amnesty period which ran from May 4, 2009 through June 15, 2009, processed more than 108,500 payments. The program offered a waiver of all penalties, referral cost fees, and 50 percent of the balance of the interest that remained due as of May 1, 2009. A breakdown of the fiscal year 2009 Tax Amnesty program shows that the State received an additional $392.6 million in Corporation Business Tax, $151.9 million in Sales and Use Tax, and $88.9 million in Gross Income Tax. The fiscal year 2009 Tax Amnesty program was the fourth in New Jersey's history. Fiscal year 2009 expenditures totaled $58.8 billion, an increase of $3.4 billion from the prior fiscal year. Of that amount, $3.2 billion reflects an increase in unemployment benefits paid due to the depressed economy and high unemployment. A $0.6 billion increase in spending for economic planning, development, and security coupled with a $0.4 billion increase in physical and mental health spending was offset by a $0.9 billion decrease in education, cultural, and intellectual development spending. Overall, 42.9 percent of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

   Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. At any given time, there are various numbers of claims and cases pending against the State, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The claims filed can represent significant amounts and include, but are not limited to, issues regarding pensions and education funding. The majority of these claims have historically proven to be substantially less value than originally claimed. The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of June 30, 2009, the exact amount involved in these legal proceedings is not fully determinable.

   Debt Administration. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2009, New Jersey's outstanding long-term obligations totaled $51.2 billion, a $6.8 billion increase over the prior fiscal year. Long-term bonded debt obligations totaled $35.5 billion, while other long-term obligations totaled $15.7 billion. In addition, the State has $10.1 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2009, the legislatively authorized, but unissued debt, increased by $1.8 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of New Jersey are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New Jersey trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New Jersey trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New Jersey trust to pay interest on or principal of such bonds.

   Your New Jersey trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

   New York Risk Factors

   General. Over the long term, the State of New York and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The economic and financial condition of the State of New York is affected by various financial, economic, social, environmental and political conditions. The equity market volatility and continuing uncertainty surrounding both global credit markets and bank balance sheets pose a particularly large degree of uncertainty for New York, and are of particular concern since the State's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State's commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. High energy prices also pose a particular risk to the State's tourism sector.

   Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in Afghanistan, Iraq, and the Middle East in general; (ii) a return to high oil prices which could adversely affect many different sectors of the national and State economies;
(iii) continued weakness of consumer spending or a failure of investment spending to commence growth during the year, which could worsen recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

   Economic Condition and Outlook. The State's Division of the Budget ("DOB") outlook for the national economy reflects uncertainty. The nation's recovery from the longest and most severe recession since the 1930s has failed to gain momentum. Although the national labor market has added private sector jobs every month through June 2010, the 116,000 jobs added in May and June combined was well below the 400,000 jobs added during the prior two months. This loss of momentum occurred while hundreds of thousands of temporary Census workers were leaving the workforce. The DOB projects U.S. personal income growth of 3.4 percent for 2010, followed by growth of 4.1 percent for 2011. This forecast reflects wage growth of 2.3 percent projected for 2010 and 4.0 percent for 2011.

   The DOB estimates State wages to have fallen 7.2 percent for 2009. However, there are also indications that the State economy picked up substantial momentum during the first quarter of 2010, with the State labor market adding private sector jobs month-over-month on a seasonally adjusted basis during the first four months of the year. Consequently, the DOB now projects a smaller employment decline of 0.3 percent on an annual average basis for 2010, followed by growth of 1.0 percent for 2011. Private sector jobs are projected to fall 0.5 percent for 2010 and grow 1.2 percent in 2011. Wage growth of 5.1 percent is projected for 2010. However, going forward, the loss of momentum witnessed nationally, appears to be affecting New York as well. Due to the importance of financial markets to the State economy, the 15 percent equity market correction recently observed is likely to disproportionately affect New York. The most recent data indicate that the State lost over 20,000 private sector jobs in May 2010 and June 2010 combined.

   The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year 2007, which subsequently evolved into a recession in 2008 and continues to adversely impact the City's economy in 2010.

   Current and Outyear Fiscal Projections. On May 15, 2009 the State issued its Annual Information Statement containing among other disclosures, (a) extracts from the 2009-10 Enacted Budget Financial Plan, dated April 28, 2009, prepared by the DOB including the State's official Enacted Budget Financial Plan projections, and (b) a discussion of potential risks that may affect the Enacted Budget Financial Plan during the State's current fiscal year.

   The DOB projects that the Enacted Budget Financial Plan is balanced in the State's General Fund in 2009-10 and projects outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13. After actions, General Fund spending is projected to grow at an average annual rate of
7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB's economic forecast for the recession and recovery. The temporary increases with respect to State Personal Income Tax Revenue Bonds, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

   For the 2009 fiscal year, New York City's General Fund had a total surplus of $2.919 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described below, after discretionary and other transfers. The 2009 fiscal year is the twenty-ninth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

   The City's expense and capital budgets for the 2010 fiscal year were adopted on June 19, 2009 (the "June 2009 Financial Plan"). The June 2009 Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2010 fiscal year, projected revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June 2009 Financial Plan projected gaps of $4.9 billion, $5.0 billion and $5.6 billion in fiscal years 2011 through 2013, respectively.

   On July 13, 2010, the City submitted to the Control Board the Financial Plan for the 2010 through 2014 fiscal years, which relates to the City and certain entities that receive funds from the City (the "Financial Plan"). The Financial Plan is a modification to the June 2009 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 16, 2009, January 28, 2010, May 6, 2010 and June 30, 2010, and the June 2010 Financial Plan. The Financial Plan projects revenues and expenses for the 2010 and 2011 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of $3.3 billion, $4.1 billion and $4.8 billion in fiscal years 2012 through 2014, respectively, after the implementation of a gap-closing program described below.

   The Financial Plan reflects, since the June 2009 Financial Plan, increases in projected net revenues of $2.1 billion, $606 million, $705 million and $524 million in fiscal years 2010 through 2013, respectively. Certain changes in projected revenues include: (i) increases in personal income tax revenues of $890 million, $671 million, $615 million and $587 million in fiscal years 2010 through 2013, respectively; (ii) net increases in business tax revenues of $459 million, $328 million, $230 million and $257 million in fiscal years 2010 through 2013, respectively; (iii) decreases in real property transfer and mortgage recording tax revenues of $106 million, $117 million, $60 million and $90 million in fiscal years 2010 through 2013, respectively; (iv) an increase of $83 million in real property tax revenues in fiscal year 2010 and decreases in real property tax revenues of $372 million, $318 million and $436 million in fiscal years 2011 through 2013, respectively; (v) increases in sales tax revenues of $223 million, $195 million, $98 million and $69 million in fiscal years 2010 through 2013, respectively; (vi) an increase of $285 million in tax audit revenues in fiscal year 2010; (vii) increases in commercial rent tax revenues of $58 million in fiscal year 2010 and $35 million in each of fiscal years 2011 through 2013; (viii) net increases in all other taxes of $111 million, $104 million, $84 million and $87 million in fiscal years 2010 through 2013, respectively; (ix) increases in Battery Park City Authority joint purpose funds of $134 million and $66 million in fiscal years 2010 and 2011, respectively; (x) a decrease in revenues from the Health and Hospitals Corporation of $181 million in fiscal year 2010; (xi) decreases in State aid of $327 million and $346 million in fiscal years 2010 and 2011, respectively, primarily due to the elimination of State revenue sharing and decreases in State aid of $45 million in each of fiscal years 2012 and 2013; (xii) an increase of $15 million from the elimination of the reserve for disallowances in fiscal year 2010; and (xiii) net increases in miscellaneous revenues of $414 million, $42 million, $66 million and $60 million in fiscal years 2010 through 2013, respectively.

   The Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the transfer of financial resources from fiscal year 2010 to fiscal year 2011 and to reduce previously projected gaps for each of fiscal years 2012 and 2013. The gap-closing actions include agency programs reflecting reduced agency expenditures or increased revenues totaling $489 million in fiscal year 2010, $1.2 billion in fiscal year 2011 and $1.3 billion in each of fiscal years 2012 and 2013, including proposed headcount reductions of 3,333 through either layoffs or attrition.

   The Financial Plan includes a total reduction of approximately $1.2 billion in fiscal years 2010 and 2011, reflecting State actions, as of the date of the Financial Plan, with respect to the 2010-2011 State budget. This reduction includes the elimination of revenue sharing and reductions in other aid payments. It also includes the reduction in education aid of $493 million in fiscal year 2011 which will result in pedagogical headcount reductions of 2,018 through either layoffs or attrition, and the reallocation of funding from previously planned salary increases to the retention of 4,400 pedagogical positions, the elimination of which had been previously planned. Although much of the 2010-2011 State budget has been adopted, there can be no assurance that there will not be additional State actions which could have an adverse impact on the City beyond the reductions reflected in the Financial Plan. In addition, although to date the State has made statutorily required aid payments to the City, no assurance can be given that State aid payments to the City will not be significantly delayed in the future.

   General Government Results. For the fiscal year ending March 31, 2010, General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

   Overall Financial Position. The State reported net assets of $28.1 billion, comprised of $64.3 billion in capital assets net of related debt, and $3.8 billion in restricted net assets offset by an unrestricted net assets deficit of $39.9 billion. Net assets reported for governmental activities decreased by $2.9 billion from a year ago, decreasing from $30.9 billion to $28 billion. Unrestricted net assets--the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $38.5 billion at March 31, 2010.

   The deficit in unrestricted governmental net assets, which increased by nearly $3.1 billion in 2010, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($3.3 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.6 billion), local highway and bridge projects ($3.7 billion), local mass transit projects ($2.1 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($12.7 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

   Net assets for business-type activities decreased by $2.9 billion (96.2 percent), to $116 million in 2010 compared to $3 billion in 2009. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions and investment earnings ($1.7 billion); SUNY and CUNY Senior College operating expenses exceeding operating revenues and State support ($1 billion and $108 million, respectively); and Lottery expenses, including education aid transfers, exceeding revenues ($109 million).

   General Fund Budgetary Highlights. General Fund receipts exceeded disbursements by $353 million in 2009-10. The General Fund ended the fiscal year with a closing cash fund balance of $2.3 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the Rainy Day Reserve Account), $96 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $978 million in refund reserves.

   Actual operating results were $923 million more favorable than anticipated in the original financial plan, and fell above the projections in the final financial plan by $928 million. The original financial plan projected that expenditures would exceed receipts by $570 million in 2009-10. During the fiscal year, actual receipts and disbursements were less than the level forecast in the original financial plan. The 2009-10 Enacted Budget plan assumed base tax decline of 6.7 percent for the fiscal year. However, base tax collections for 2009-10 actually declined from the prior year by approximately 7.1 percent. This is the result of weaker than anticipated collections in all major tax areas. Total disbursements from 2009-10 were lower than projected in the original financial plan, primarily attributable to the deferral of a planned payment to school districts that was scheduled in 2009-10 but, by statute, is not due until June 1, 2010. In addition, agency operating spending and other local aid spending was lower due to statewide cost-cutting initiatives implemented mid-year.

   The final financial plan (issued on February 9, 2010) projected negative General Fund operating results of $575 million, or $928 million below actual results. The most significant variances from the final financial plan include lower-than-anticipated collections in all major tax areas, except personal income tax and the payroll tax which exceeded projections, and the amount of the deferrals exceeding the level originally anticipated.

   Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases, and Mortgage Loan Commitments, which represent $437 million as of March 31, 2010, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities--thus it is not expected to be repaid from resources generated by business-type activities.

   At March 31, 2010, the State had $1.3 billion in State-supported (net) variable rate bonds outstanding and $2.6 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates, at which time they can convert to either a fixed or variable rate.

   At March 31, 2010, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 2.5% of the State-supported bonded debt portfolio. At March 31, 2010, the State had $55.3 billion in bonds, notes, and other financing agreements outstanding compared with $52.5 billion the year before, an increase of $2.8 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the "Act"), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $480 million, of which $174 million pertains to SUNY, for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $331 million.

   Ratings. As of September 2010, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa2 by Moody's, and all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New York Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political sub-divisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New York Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New York Trust to pay interest on or principal of such bonds.

   Your New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

   Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government - executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with the judicial branch and legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of the State governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a two year fiscal biennium which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. Ohio employment decreased by 296 thousand jobs during the December 2007 to July 2009 period. The pattern of job losses across industries was similar to the pattern at the national level. Ohio manufacturing employment declined by 149 thousand jobs, followed by professional and business services (61,000), trade, transportation and utilities (53,000) and construction (40,000). The Ohio unemployment rate increased to a 26-year high of 11.2 percent in July 2009 from 5.8 percent in December 2007.

   In Ohio, IHS Global Insight projects the unemployment rate to peak at 11.8 percent in the first quarter of 2010 and remain at eleven percent at the end of 2011. Ohio employment is projected to continue decreasing through the third quarter of 2010, with little growth projected through 2011.

   Major Initiatives

   State Operating Budget. With enactment of Amended Substitute House Bill 119 (HB 119), the State's main operating budget, Ohio's general revenue fund ("GRF") appropriations for fiscal years 2008-09 represented the slowest growth biennial budget in more than 40 years, in part reflecting the continued implementation of comprehensive tax reform. As a result of difficult choices to limit overall spending, Ohio focused available funding on its most important priorities of primary and secondary education, higher education, and providing health care eligibility to those most in need. Appropriated spending increases for major programs over fiscal years 2006-07 actual expenditures were 13.2 percent for higher education; 5.3 percent for elementary and secondary education; 4.9 percent for corrections and youth services; 4.7 percent for mental health and mental disabilities; and 2.2 percent for Medicaid (HB 119 also included a number of Medicaid reform and cost containment initiatives). Similar to the fiscal years 2006-07 budget, the fiscal years 2008-09 budget reduced or held flat many of the State's GRF-funded agencies and consolidated functions or activities of several State agencies.

   As signals warned of the financial crisis in September 2008, the State's major revenue sources and spending patterns were closely monitored and projections reduced for both fiscal years 2008 and 2009. The Governor restored budgetary balance by, among other actions, issuing a comprehensive executive order in January 2008 directing expenditure reductions and spending controls, as well as by placing limitations on major purchases, hiring, and travel. Understanding the importance of investments in education for Ohio's economy, the Governor expressly excluded from cutback those appropriations for higher education instructional support, primary and secondary education foundation formula support, Medicaid programs, and property tax relief payments.

   As a result of the national recession induced by the September 2008 financial crisis and contraction in credit markets, revenue receipts and projections steadily declined over fiscal years 2008 and 2009, culminating in a year over year loss of 12 percent in personal income tax revenues, even more severe than anticipated. The State's original revenue projections had already anticipated an unprecedented eight percent loss. A total of $1.5 billion was reduced in agency spending from HB 119 levels in a series of continuous actions taken to offset the steady decline in revenue. The Administration's approach was to take aggressive actions to reduce expenditures to end the fiscal year in balance, while maintaining key investments. Under the Governor's Executive Order, a series of budget directives were issued to tightly control spending, including:
In September 2008, further reduction actions were announced and implemented, including an additional 4.75 percent reduction in most agency appropriations; agency appropriations were reduced by an additional 5.75 percent in December 2008. Reductions in total Medicaid program spending were also implemented; in April 2009, the State's governor ordered additional expenditure controls. Additional savings were secured by restructuring fiscal year 2009 GRF debt service, in accordance with the State's debt management policy; in June 2009, the State's governor received General Assembly approval for and subsequently used the remaining balance of the Budget Stabilization Fund.

   Stimulating Ohio's Economy. In addition to key investments made by HB 119 and in response to the national economic downturn, the Governor proposed an economic stimulus plan in March 2008 to stimulate Ohio's economy through investments in logistics and distribution, bio-products and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects, and brownfield revitalization projects. In June 2008, the Governor signed a $1.57 billion bipartisan economic stimulus package, passed by the Ohio General Assembly, that mirrored the Governor's proposals and added funding for higher education workforce programs and expanded the State's historic preservation tax credits.

   Continued Implementation of Comprehensive Tax Reform. The State's fiscal years 2008-09 operating budget continued implementation of Ohio's comprehensive tax reform, undertaken in calendar year 2005. This tax reform was a significant overhaul of Ohio's state and local tax structure and designed to spur strong business development and new jobs. Over time, the reform is expected to result in a stable and predictable tax base for all taxpayers with annualized tax relief of over $2 billion. Being phased-in between fiscal years 2006 and 2010, major components of the reform include: a 21 percent reduction in the income tax, phased in over five years; elimination of the tangible personal property tax for general businesses and for telecommunications companies, phased in over four- and five-year periods, respectively; elimination of the corporate franchise tax (except for financial institutions and their affiliates) over a five-year period; and enactment of a commercial activity tax, phased in over five years. By fiscal year 2010, the estimated reductions in revenues to the State's general revenue fund will reach over $2 billion. However, State taxes are not the only taxes reduced in this reform. Elimination of the local general business tangible personal property tax increases the size of the overall tax cut.

   Improved Financial Management. In response to profound changes in Ohio's tax structure, the State continues to fundamentally change the way in which it manages scarce resources to reflect pending budget constraints. Over the coming years, state spending reforms will include a focus on performance and accountability, improved financial systems management, improved cash management, and targeted investment of scarce resources.

   Accountability and Performance. Ohio continues to manage financial resources using a variety of accountability and performance measures to improve efficiency, accountability, and results of government programs. It will focus on clear goal setting in the budget process, identifying increased efficiency in the State's regulatory process, improved inter-agency collaborations, performance contracts for state agencies, and enhanced performance reporting.

   Improved Financial Systems Management. Ohio continued to improve its financial management and decision making when it completed deployment of a comprehensive enterprise information system throughout State government. The enterprise installation will be the most comprehensive enterprise IT system operating at a state level in the nation. Three primary stages of the Ohio Administrative Knowledge System ("OAKS") have been deployed. The initial stage of OAKS, which went live in December 2006, implemented a new human resource system for State agencies to manage payroll and personnel. The second stage of OAKS implementation, which went live in July 2007, provided the Office of Budget and Management with new, enhanced financial management and reporting tools. The third stage of OAKS implementation, which went live in July 2008, deployed new enhanced budget decision and management tools. In addition to providing new decision and management tools to public managers, OAKS implementation required that the State work to upgrade skills and invest in human capital development in the workforce across agencies.

   Cash Management. The Treasurer of State and the Office of Budget and Management are working cooperatively to update the State's cash flow models and procedures to maximize resources available. The offices will examine seasonal revenue collections in the State's various funds and the unique spending patterns of each state agency to develop an updated cash flow model. The updated cash flow model will enable the Treasurer of State and the Office of Budget and Management to revise their investment strategies for improved return on investment of State resources.

   Investment in Strategic Priorities. Ohio's investments in strategic priorities are focused on two overarching goals critical to the long term stability and growth of the economy: (1) to boost personal income and (2) to increase the education attainment level of Ohioans. Ohio will invest in its traditional economic strengths, such as energy production and entrepreneurship, and programs that ensure Ohio has the most educated workforce possible. Targeted investment priorities include access to high-quality early care and education, schools that work for every child, expanded access to Ohio's colleges and universities, Ohio's regional economies and globally competitive industries, and access to affordable health care.

   Investment in Primary and Secondary Education. Through HB 119, the Strickland Administration sought to enhance equity and reduce disparities between Ohio school districts by focusing more resources to Poverty Based Assistance and Parity Aid. In addition, all school districts benefited from the policies within HB 119 as the per pupil basic aid amount increased by three percent, the largest such increase in five years. As a result of the funding contained in HB 119, the Foundation Funding formula increases the State share percentage from 44.8 percent to 48 percent over the biennium, with individual districts seeing a more dramatic increase in their respective State share percentage as a result of the formula changes. In addition to increasing per pupil basic aid and reducing disparities, the budget also provided a hold harmless guarantee to prevent any district from receiving less State aid than what was received in the previous fiscal year regardless of whether their enrollment declined. This guarantee is intended to provide stability and reduce potential adverse impacts from both extensive formula changes and House Bill 66 tax reform policies.

   In HB 119, school reliance on property tax revenues was reduced and the State expanded its overall role in supporting education through a new Homestead Tax Exemption for Ohio's seniors and Ohioans with disabilities. Tax relief through the Homestead Tax Exemption is reimbursed by the State to schools and local governments, ensuring no local entity loses property tax revenue as a result of the program expansion.

   Tobacco Securitization: Meeting Educational Facility Needs and Expanding Property Tax Relief. HB 119 also authorized the State to securitize 100 percent of the future payments to Ohio under the Tobacco Master Settlement Agreement ("MSA") over the next 40 or more years. Securitization of the tobacco settlement receipts ("TSRs") in October 2007 generated more than $5 billion in net proceeds, with their use limited to the twin priorities of funding the capital needs of Ohio's elementary, secondary, and higher education facilities. By generating savings on debt service as a result of replacing general obligation debt as the funding source for primary, secondary, and higher education facilities, HB 119 provides the additional property tax relief through the expansion of the homestead tax exemption, detailed above.

   Increased Investment in Higher Education. To supplement the general operations of the State's 13 four-year universities, 24 regional branch campuses, one free standing medical college, 15 community colleges, and eight technical colleges, HB 119 appropriated over $3.5 billion in the fiscal years 2008-09 biennium for unrestricted operating subsidies through the State Share of Instruction ("SSI") line item. Specifically, the budget appropriated $1.68 billion in fiscal year 2008 (an increase of 5.6 percent over fiscal year 2007) and $1.84 billion in fiscal year 2009 (an increase of 9.8 percent over fiscal year 2008). Of these amounts, the budget earmarked $58 million in fiscal year 2008 and $60 million in fiscal year 2009 to be distributed based on each campus's proportional share of the total instate undergraduate tuition in fiscal year 2007. The remaining funds are first used to guarantee that all campuses receive the same amount of SSI (excluding the 'earmarked funding) they received in the prior year. They are then used to provide uniform increases (two percent in fiscal year 2008 and ten percent in fiscal year 2009) for the four-year universities and their branch campuses and varying increases for two-year community and technical colleges based on a formula developed by the Board of Regents that takes into account the enrollment growth at community and technical colleges. To receive these SSI subsidy increases, each campus must demonstrate, through increasing internal efficiencies, a one percent savings in fiscal year 2008 and a three percent savings in fiscal year 2009 as certified by the Chancellor of the Board of Regents.

   In addition to increasing the state share of instruction, HB 119 froze in-State undergraduate tuition in both fiscal years 2008 and 2009. As a result, the in-State undergraduate tuition for each campus will remain at the fiscal year 2007 level over the biennium. In fiscal year 2007, four-year campuses charged an average of $8,246 for a fulltime Ohio resident undergraduate student and two year campuses charged an average of $3,565 per full-time student. For all campuses, the average instate undergraduate tuition was $6,224 per full-time student in fiscal year 2007. The freeze in tuition represents a tremendous relief to students and their families who have experienced double-digit percentage increases in tuition in recent years.

   Expansion of Medicaid Coverage. In the first major expansion of eligibility since fiscal year 2000, HB 119 expanded Medicaid coverage to children whose parents earn up to 300 percent of the federal poverty limit ("FPL"), to foster children who have been emancipated up to age 21, and to pregnant women with incomes up to 200 percent of the FPL. In addition, parents who have an income over 300 percent of the poverty level now have the opportunity to participate in a Medicaid buy-in option for their uninsured children. Also, disabled adults can buy their own health care coverage through the Medicaid program. These expansions will ensure that Ohioans will no longer have to choose between work and affordable health care.

   Revenues and Expenditures in the 2006-07 and 2007-08 Fiscal Biennia. The GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8 percent increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5 percent increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8 percent for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives);
3.4 percent for higher education; 4.2 percent for elementary and secondary education; 5.5 percent for corrections and youth services; and 4.8 percent for mental health and mental retardation.

   The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of fiscal year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5 percent of fiscal year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the State's Basic Financial Statements ("BSF") increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

   The GRF appropriations Act for the current 2008-09 fiscal biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9 percent increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1 percent increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2 percent for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives);
13.2 percent for higher education; 5.25 percent for elementary and secondary education; 4.92 percent for corrections and youth services; and 4.7 percent for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with 2006 law limiting appropriation discussed above under Major Initiatives.

   The GRF appropriations Act for 2008-09 also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program contained in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100 percent of those receipts to the payment of debt service on the Authority's obligations. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

   With the Ohio economy expected to be negatively affected by the national economic downturn, Ohio Office of Budget and Management ("OBM") has been closely monitoring the State's major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for fiscal year 2008 and $385,100,000 for fiscal year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

   Executive and legislative actions were taken based on the new OBM estimates, including:

     o The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 (since reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below).

     o Transfer of unspent agency appropriations totaling $120,200,000 in fiscal year 2008 and $78,000,000 in fiscal year 2009.

     o Authorizing expansion of the State-run lottery system to include "keno" games currently projected to generate $65,000,000 in fiscal year 2009.

   In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State's share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

   Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. The Governor and OBM are continuing to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

   In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. After extensive hearings and review, the General Assembly in June 2008, passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include, in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, $184,000,000 in bonds backed by net profits from the State's liquor enterprise, and $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

   Budgetary Controls. With each office performing specific functions relating to State expenditures, the OBM and the Treasurer of State account for and report on the State's fiscal affairs.

   OBM maintains records of the appropriations made by the General Assembly, and its Director certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most state departments and agencies (excluding, among others, higher education institutions' non-capital expenditures). The OBM Director's certification is required for all expenditure vouchers before the OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures.

   The Treasurer of State maintains the cash and investments that comprise the State treasury, and redeems the warrants issued by the OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State's cash flow position for investment purposes.

   State financial reporting practices have been and are in accordance with GAAP. Each Comprehensive Annual Financial Report ("CAFR") includes the BFS for that Fiscal Year as examined by the Auditor of State. The 1990 through 2004 and 2006 CAFRs received the Government Finance Officers Association Certificate of Achievement for Excellence in Financial Reporting. Ohio did not receive this award for its fiscal year 2006 CAFR due to challenges in concluding audits related to the Bureaus of Workers' compensation within reporting deadlines.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool.

   During fiscal year 2008, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the State's Uniform Depository Act, are limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, bonds and other direct obligations of the State of Ohio and obligations of boards of education and other local subdivisions, commercial paper, repurchase agreements, no-load money market mutual funds, bankers' acceptances, bonds of U.S. corporations or of foreign nations diplomatically recognized by the United States, security lending agreements, and the Treasurer's STAR Ohio investment pool.

   Quarterly, the OBM allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings with those allocations made based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Ohio are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Ohio trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Ohio trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Ohio trust to pay interest on or principal of such bonds.

   Your Ohio trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

   Oklahoma Risk Factors

   Economic Outlook. Oklahoma is an attractive place to live and work. In May the NBC TV show Today ranked Oklahoma City as one of the 100 best places to raise a family. The State enjoys a very low tax burden, a low cost of doing business, has a highly skilled and productive work force, and is geographically well positioned to take advantage of opportunities anywhere in the United States. Manufacturers in Oklahoma gain a competitive edge by taking advantage of some of the lowest utility costs in the nation.

   Oklahoma is known for its abundant resources, most notably, its oil and natural gas production. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Its 200 lakes and rivers provide Oklahomans with many opportunities for outdoor recreation. In fact, Oklahoma has more miles of shoreline than any other state.

   Oklahoma boasts high quality education systems with award-winning schools. Oklahoma's Career-Technology has developed the Oklahoma Training for Industry program. This program has been ranked one of America's best and most sophisticated training programs by delivering high quality, customized training to Oklahoma employers for free. Oklahoma's Pre-Kindergarten program has been held as an example for America with more four-year-olds attending public preschool programs than any other state.

   Oklahoma's first major league sports franchise, the OKC Thunder of the National Basketball Association, began their inaugural season in Oklahoma City during 2008. To attract the team, the citizens of Oklahoma City passed a $121.6 million initiative to renovate and expand the Ford Center, a 19,675-seat multi-purpose arena, and build a practice facility. In 2009, Oklahoma City continued its commitment to improving its infrastructure by approving MAPS 3, a far-reaching $777 million initiative aimed at continuing citywide progress that began with the first MAPS in 1993. MAPS is a major building initiative which will complete a new convention center, downtown recreational facilities, and other major improvements to existing facilities. Bizjournals rated the Oklahoma City housing market the most affordable of the 50 largest metropolitan areas in America. It reported that housing payments averaged $667 (including all property taxes) with housing payments constituting only 19 percent of income. In November 2009, Forbes ranked Tulsa No. 12 and Oklahoma City No. 13 among its list of "America's Fastest-Recovering Cities." In creating this list, Forbes ranked the 100 largest metropolitan statistical areas in five categories: unemployment rate, gross metropolitan product, foreclosures, home prices and sales rates. Both Tulsa and Oklahoma City have earned several prominent rankings this year. Forbes named the Tulsa area No. 2 in the midsize category for being among the "Best Cities for Job Growth" and No. 47 out of 200 large metro areas for "Best Places for Business and Careers." Tulsa also ranked No. 5 on a list of "America's Most Livable Cities." Oklahoma City was ranked No. 1 among the "Best Cities for Startups" by Fortune and No. 6 among the "Best Cities to Look for a Job" by Indeed.com. BusinessWeek magazine has ranked Tulsa and Oklahoma City among the 40 strongest metros in the United States. Oklahoma City is No. 3 and Tulsa is No. 7. Those rankings were released in October, 2009. The magazine based its ranking on data and analysis from the Brookings Institution's new MetroMonitor study, including job growth, employment, economic growth and home prices. BusinessWeek says metro areas like Oklahoma City and Tulsa never let home prices get too hot or too cold, which has paid off in the form of a more stable economy during the recession. BusinessWeek says in the Oklahoma City metro area, home prices grew 2.1 percent in the second quarter compared with the same period a year earlier. The magazine says Tulsa has remained relatively stable in large part because of the oil and gas industry, with home prices growing 2.5 percent in the second quarter.

   Revenues and Expenditures. Revenue collections during the fiscal year 2009 have lagged significantly. As of the end of November 2009, year-to-date collections were 28.5 percent below prior year and 24.3 percent less than budget estimates. As a result, the State Director of Finance has implemented a 10 percent cut in allocations through January 2010 with the possibility of extending those to the end of the fiscal year depending on Tax Commission projections. There is also a strong likelihood that the Rainy Day Fund will be utilized to aide in covering budget shortfalls.

   Receipts from the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) were less than revenues of the prior year. The taxes combined for $4.8 billion, or 86 percent of total General Revenue Fund ("GRF") receipts. The total of major taxes collected decreased $432 million or 7.3 percent from that of last year. As compared to fiscal year 2008, collections from income taxes decreased by $293 million, or 11.6 percent; sales taxes increased by $35 million, or 2.2 percent; motor vehicle taxes decreased $76 million, or 30.2 percent, and gross production taxes on gas and oil decreased by $98 million, or 11.9 percent.

   Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in fourteen years and dipped below the estimate ten years.

   Assets and Funds. The State's combined net assets (government and business-type activities) totaled $13.8 billion at the end of 2009, compared to $13.9 billion at the end of the previous year. The largest portion of the State's net assets (53.4 percent) reflects its investment in capital assets such as land, buildings, equipment, and infrastructure (road, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens. Consequentially, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   A portion of the State's net assets (25 percent) represents resources that are subject to external restrictions on how they may be used. The remaining balance of unrestricted net assets may be used to meet the State's ongoing obligations to citizens and creditors. Internally imposed designations of resources are not presented as restricted net assets.

   At the end of the fiscal year 2009, the State is able to report positive balances in all three categories of net assets, both for the government as a whole, as well as for its separate governmental and business-type activities. The same situation held true for the prior fiscal year.

   The State's net assets decreased by $120.7 million, or 0.9 percent. Approximately 51 percent of the State's total revenue came from taxes, while 40 percent resulted from grants and contributions (including federal aid). Charges for various goods and services provided 7.3 percent of the total revenues. The State's expenses cover a range of services. The largest expenses were for general education, social services, and health services. In 2009, governmental activity expenses exceeded program revenues, resulting in the use of $8.2 billion in general revenues (mostly taxes). The business-type activities' program revenues exceeded their expenses for 2009 by $33 million.

   As of the end of the fiscal year 2009, the State's governmental funds reported combined ending fund balances of $5.8 billion, a decrease of $475 million from the prior year. More than one half ($3.1 billion or 54.2 percent) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($356.9 million), 2) to pay debt service ($100.5 million), 3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($1.8 billion), 4) to be used for the "Economic Development Generating Excellence" Fund ($157.4 million), or 5) for a variety of other restricted purposes ($253.2 million). The general fund is the chief operating fund of the State. At the end of the fiscal year 2009, unreserved fund balance of the general fund was $3.1 billion, while the total fund balance decreased $329 million to $3.9 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents
19.9 percent of total general fund expenditures (down from 24.2 percent a year ago), while total fund balance represents 24.7 percent of that same amount (down from 29.5 percent). Overall, the fund balance of the State's general fund decreased by $329 million during the fiscal year 2009. This 7.7 percent decrease from the prior year is primarily due to reduced tax collections.

   The State of Oklahoma's total debt increased by $132 million, or 7.6 percent, during the fiscal year 2009. The increase in long-term obligations of governmental activities was primarily due to the Department of Transportation issuing $98.2 million in notes payable, and the Office of State Finance issuing $43.5 million for building bonds. Business-type activities' debt decreased by $42 million as long-term revenue bonds were paid down through normal debt extinguishment.

   Government Funds. The Commissioners of the Land Office manage land and cash set aside by the federal government for the use and benefit of public education in Oklahoma to generate maximum earnings for Trust beneficiaries. The Trust beneficiaries are common education and thirteen Oklahoma colleges and universities. The fiscal year 2009 total program revenues were a net $55 million loss compared to a $73 million gain for the prior year. Distributions to beneficiaries totaled $82 million for fiscal year 2009 with $22 million disbursed to universities and colleges and $60 million disbursed to public schools. This was an increase of $6 million from the apportionments of fiscal year 2008.

   The Department of Wildlife's Lifetime Licenses fund balance decreased by 3.1 percent to $78.4 million. This decrease occurred due to losses in investment revenue over the previous year.

   The Tobacco Settlement Endowment Permanent Fund holds certain moneys that are received in settlement of claims by the State against tobacco manufacturers. Earnings from these moneys are to be utilized for research, education, prevention and treatment of tobacco related diseases and certain other health programs. This fund reported a $12.8 million net increase in fund balance with $74 million coming in from the settlement payment by tobacco manufacturers for 2009. The fiscal year 2008's payment was about $68 million. The State now has $428.4 million in the permanent fund.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2009, the outstanding general obligation net debt of the State of Oklahoma was $207 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management. In general, the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. CompSource provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Oklahoma are rated AA+ by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Oklahoma trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Oklahoma trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Oklahoma trust to pay interest on or principal of such bonds.

   Your Oklahoma trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

   Pennsylvania Risk Factors

   Economic Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Commonwealth Financial Structure. The Commonwealth's constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2009. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds, and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income, and sales and use taxes, constitute approximately 90.8 percent of the non-federal General Fund budgetary basis revenues. General Fund expenditures are reported in the following functional assignments, along with the related percentage of non-federal expenditures: direction and supportive services (3.56), protection of persons and property (12.44), health and human services (37.34), public education (39.82), recreation and cultural enrichment (1.08), economic development (2.63), transportation (.04) and transfers to debt service funds (3.09) for all obligations, except those incurred for highway or other special revenue fund purposes.

   The worst economic recession since the Great Depression continues to adversely impact the national and state economy. Sharp declines in the housing and financial markets nationally have impacted the economy in Pennsylvania, leading to job losses and declining state revenues. Unemployment levels grew to 10 percent nationally, with Pennsylvania fairing only slight better with unemployment averaging a full percentage point lower in Pennsylvania. Economic activity, as measured by the gross domestic product ("GDP"), declined sharply during the first part of the fiscal year, contracting at an annual rate of 6.3 percent and 6.4 percent during the fourth quarter of 2008 and the first quarter of 2009 respectively. The economic contraction slowed during the last quarter of fiscal year 2009, resulting in a -0.7 percent change in GDP. In response to tight credit, declining wealth and job losses, consumer spending plummeted during the fiscal year. As result of the combined forces of the economic contraction, fiscal year 2009 revenue collections were 11.3 percent below the estimate, resulting in a revenue shortfall of $3.2 billion.

   During the fiscal year ended June 30, 2009, total General Fund expenditures and other uses exceeded revenues and other sources by $2.62 billion and, at June 30, 2009, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of negative $2.03 billion in the General Fund. This compares to a budgetary basis fund balance of $585.3 million at June 30, 2008. The budgetary basis results for the fiscal year ended June 30, 2009 include revenue collections totaling $44,992.7 million, less appropriation authorizations totaling $47,772.2 million, less other net financing uses totaling $163.8 million. Included in the $47,772.2 million appropriation authorizations are $(712.3) of state supplemental appropriation reductions and $1,851.8 in federal supplemental appropriations authorized during the fiscal year ended June 30, 2009.

   Debt Administration. The constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2009 was $56.1 billion. Outstanding capital project debt at August 31, 2009 amounted to $7.5 billion, for a remaining legal debt margin of $48.6 billion. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate-approved programs, such as economic revitalization, land and water development, water facilities restoration, and certain environmental initiatives; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2009 was $9.15 billion. Total debt service fund transfers paid from General Fund and Motor License Fund appropriations to make principal and interest payments to bondholders during the fiscal year ended June 30, 2009 amounted to $904.5 million and $37.9 million, respectively.

   The Commonwealth continues to evaluate refunding opportunities for its outstanding bonds to reduce interest costs. During the fiscal year ended June 30, 2009, the Commonwealth closed one refunding issue that refunded $154.4 million of outstanding bonds and will produce $8 million of interest savings over the remaining life of those bonds. On September 1, 2009, the Commonwealth closed a refunding issue that refunded $712.1 million of outstanding bonds and will produce $31.5 million of interest savings. As market conditions provide additional opportunities, the Commonwealth may pursue additional refundings.

   In addition to general obligation bonds, the Commonwealth may issue tax anticipation notes to meet operating cash needs during certain months of the fiscal year. Tax anticipation notes may be issued only for the General Fund and the Motor License Fund. They may not exceed 20 percent of the funds' estimated revenues for the fiscal year and must mature during the fiscal year in which they were issued. Cash shortages may occur during the fiscal year because tax receipts, unlike cash disbursements, are concentrated in the last four months of the fiscal year. The Commonwealth has not issued tax anticipation notes during the eleven fiscal years before 2009 but did issue $800 million of such notes for the General Fund during December 2009. This amount is in addition to the $650 million the General Fund borrowed from the Motor License Fund for cash flow purposes in October 2009. The General Fund must repay the Motor License Fund within eight months of the date of the loan.

   Capital Asset Activity. General capital assets as of June 30, 2009 amounted to $26.7 billion at actual or estimated historical cost, net of accumulated depreciation of $14.7 billion.

   During the fiscal year ending June 30, 2010, the Office of the Budget currently plans general obligation bond issuances, excluding refundings, amounting to $1,933 million, an increase of $869 million as compared to actual bond issuances of $1,064 million, excluding refundings, during the fiscal year ended June 30, 2009. This plan reflects the need to make continued investments in the Commonwealth's capital infrastructure, local capital projects and mass transportation. Additionally, a significant portion of the projected issuances for the 2010 fiscal year is attributable to the construction of three new prisons, each containing 2,000 plus beds, as well as the ongoing expansion of the Pennsylvania Convention Center in Philadelphia. Debt principal retirements of $626.1 million are currently planned for the fiscal year ending June 30, 2010.

   Legislation. In February 2009, the American Recovery and Reinvestment Act ("ARRA") was passed and signed into law. Among other things, the ARRA increased federal participation in specific, targeted programs to increase economic growth and create new jobs. Through June 30, 2009, the ARRA financed over $1.2 billion of qualifying Commonwealth program costs since the enactment date of February 17, 2009. Of the $1.2 billion in stimulus funding, in the General Fund, $957 million was attributable to higher Federal Medical Assistance Percentage medical assistance and nearly $6 million funded higher Child Support Enforcement. In the Unemployment Compensation Fund, $190 million and nearly $42 million, respectively, funded larger and extended unemployment benefit payments to claimants. In the Motor License Fund, $9 million funded highway and bridge rehabilitation projects. $3.8 million funded in other programs. Also, as of June 30, 2009 nearly $385 million was committed for future expenditure, primarily for highway and bridge projects ($307.4 million) and job training/youth employment programs ($71.9 million).

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Pennsylvania trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Pennsylvania trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Pennsylvania trust to pay interest on or principal of such bonds.

   Your Pennsylvania trust is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

   Puerto Rico Risk Factors

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico," or the "Commonwealth") is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide. According to the United States Census Bureau, the population of Puerto Rico was approximately 3,808,610 in 2000 (3,954,037 as of July 1, 2008, according to a United States Census Bureau estimate), compared to 3,522,000 in 1990. However, the Puerto Rico Planning Board (the "Planning Board") estimates that as of July 2010, the population will be approximately 4,022,446.

   Relationship with the United States. Puerto Rico came under United States sovereignty pursuant to the Treaty of Paris, signed on December 10, 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. In 1950, after a long evolution toward greater self-government, Congress enacted Public Law 600, which provided that the existing political, economic and fiscal relationship between Puerto Rico and the United States would remain the same, but Puerto Rico would be authorized to draft and approve its own Constitution, guaranteeing a republican form of government. The Constitution of Puerto Rico was drafted by a Constituent Commission, approved in a special referendum by the people of Puerto Rico, amended and ratified by the United States Congress, and subsequently approved by the President of the United States. The official designation of the Government or body politic has henceforth been "Estado Libre Asociado," which literally translates to "Free Associated State," and has been called "Commonwealth" by the United States Government.

   The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives, 51 seats, and the Senate, 27 seats.

   While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are Puerto Rico's local taxation system and exemption from Internal Revenue Code, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of assignation of some revenues reserved for the states.

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been primarily financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities.

   Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the local economy are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

   From fiscal year 2008 to fiscal year 2012, the manufacturing and service sectors generated the largest portion of gross domestic product. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. In the last three decades, industrial development in Puerto Rico has been relatively capital intensive and dependent on skilled labor.

   Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain services such as professional, scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences on the magnitudes of those changes. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

   Tourism makes a significant contribution to economic activity. An estimated $3.2 billion were spent by visitors in Puerto Rico during fiscal year 2012. San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world. During the fiscal year 2012, the number of persons registered in tourist hotels increased 9.4% compared with fiscal year 2011.

   The Puerto Rico Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2012 indicate that real gross national product increased 0.1% over fiscal year 2011. Nominal gross national product was $69.5 billion in fiscal year 2012, compared to $65.6 billion in fiscal year 2011. Aggregate personal income increased from $61.6 billion in fiscal year 2011 to $62.3 billion in fiscal year 2012, and personal income per capita increased from $16,611 in fiscal year 2011 to $16,934 in fiscal year 2012.

   According to the Household Survey, the number of persons employed in Puerto Rico during fiscal year 2012 averaged 1,035,465, a decrease of 1.1% compared to the previous fiscal year; and the unemployment rate averaged 15.2%.

   Debt, Revenues and Expenditures. Total assets and total liabilities of the Commonwealth's primary government at June 30, 2012 amounted to $16.3 billion and $55.3 billion, respectively, for a net deficit of $39 billion, compared to a $33.7 billion net deficit at the beginning of the current year.

   The Commonwealth's net deficit increased by $5.4 billion or 16% from last year's total net deficit, as restated. Approximately 47.2% of the Commonwealth's total revenue came from taxes, while 41.5% resulted from grants and contributions (primarily federal financial assistance). Charges for services provided represented 10.5% of the total revenue. The Commonwealth's expenses cover a range of services. The largest expenses were for general government, education, public housing and welfare, health, and public safety, which presented a combined increase of 6.2% when compared with prior fiscal year. In 2012, governmental activities' expenses exceeded program revenue by $13.9 billion, resulting in the use of $8.4 billion of general revenue (mostly taxes and transfers). On the other hand, program revenue from business-type activities in fiscal year 2012 exceeded expenses by approximately $340.8 million.

   Total General Fund actual revenues on a budget basis (sources) for fiscal year 2012 was $8.6 billion, (excluding other financing source) representing an increase of approximately $51.5 million, or 6%, from original budgeted revenues and an increase of approximately $579 million from actual revenues of $7.9 billion for fiscal year 2011.

   Ratings. As of September 2013, all outstanding general obligation bonds of the Commonwealth are rated BBB- by S&P and Baa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Puerto Rico trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Puerto Rico trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Puerto Rico trust to pay interest on or principal of such bonds.

   Your Puerto Rico trust is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceding information. It is based in part on information obtained from Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

   Texas Risk Factors

   General Economic Information. The Texas economy joined the nation in employment losses in 2009. Over the 12 months ending in December 2009, Texas lost 2.6 percent of its jobs. Texas' nonfarm employment totaled 10.4 million in December 2009, for a year-to-year decline of 276,000 jobs. After five years of Texas job growth averaging 2.5 percent per year, distressed national and international markets dragged the State into its first job decline since 2003.

   Although the 2.6 percent jobs loss in 2009 was the biggest hit to Texas employment since 1986, it was less extreme than the national employment picture, where the U.S. lost 3.1 percent of its jobs over the year. Among the ten most populous states, seven had job loss rates greater than 3 percent, with the largest being a 5.1 percent loss in Michigan.

   The relative advantage of the Texas economy over that of the nation has been long-standing. As an indicator that the State's economy was comparatively healthy, the U.S. Bureau of the Census ("Census Bureau") reported that Texas added more people (478,000) than any other state from July 1, 2008, to July 1, 2009. Texas ranked third in the rate of population growth, having a faster rate of growth than all states except the much less populous states of Utah and Wyoming, and had more than twice the net migration of any other state. According to Census Bureau estimates, Texas (with 8.1 percent of the U.S. population) accounted for 18.2 percent of the nation's total population growth during the year. Nearly one half of the population increase during the year (232,000) was from net migration.

   The State's 8.3 percent unemployment rate was well below the nation's unemployment rate of 10 percent. Texas had the lowest rate of unemployment among the ten largest states, with rates ranging from 8.3 percent in Texas to
14.6 percent in Michigan. The State's jobless rate rose from 5.6 percent in December 2008 to a 22-year peak of 8.3 percent in October and December 2009. The nation's unemployment rate increased from 7.4 percent in December 2008 to a peak of 10.2 percent in October 2009 and 10 percent in December 2009.

   In 2009, the nation experienced its worst recession since World War II. As the nation's real gross domestic product fell by 2.5 percent during the year, the State's real gross domestic product fell by 1.7 percent in 2009. This was the State's first decline in inflation-adjusted economic production since the mid-1980s. Weaker export markets and a downshift in the oil and natural gas industry led to job contraction in Texas. Recessions during the year in much of the world combined with a stronger dollar to wallop domestic markets and international export potential. In its position as the nation's largest exporting state, Texas accounted for one-seventh of total U.S. exports, so its estimated 19 percent drop in exports during 2009 was a major drag on the State economy, particularly as this loss coalesced with a marked weakness in energy, construction and goods manufacturing.

   Texas had its worst year in personal income improvements since the federal government has produced personal income estimates for states. During 2009, Texas posted a year-to-year nominal loss in total personal income for the first time in nearly 50 years of state reports.

   The Consumer Confidence Index, a monthly measure of the level of optimism consumers have in the economy produced by the Conference Board, is one positive indicator that State economy is in the early stages of a slow recovery. In March 2009, the monthly confidence index for the region containing Texas and its neighboring states fell to its lowest level on record. From March to December 2009, the index climbed by 25.3 points (55 percent), from its March low of 46.4 to 71.7 as 2009 ended. Even with this marked improvement during the year, the 2009 annual average of 68.3 points was well below its 1985 baseline level of 100 points and the lowest annual average since 1992. A deep fallout from lower employment levels, severely tight credit and serious losses in personal income kept consumers uncertain and comparatively pessimistic about the economy.

   Current Economic Information. Even in the midst of recession, some Texas industries expanded in 2009. The State's major goods-producing industries each lost employment during the year, but three of Texas' eight service-providing industries bucked the trend and added jobs. Of particular note was education and health services, which had a net gain of 60,400 jobs and expanded by 4.6 percent, due primarily to increased outpatient health care and social assistance services. Other industries that expanded included other services due to growth in religious, professional and civic services, and government, which responded to new service needs during the slow economy. In general, however, the contraction in goods-producing industries -- mining, construction and manufacturing -- far outstripped the service industries' job gains in 2009.

   Mining and logging, the industry that had buffered Texas from the national recession during most of 2008, experienced a 12.6 percent drop in employment from December 2008 to December 2009. The State's oil and natural gas sector benefited significantly from higher energy prices in 2008, promoting active oil and gas exploration and development. Oil prices fell sharply in late 2008, to a low of about $35 per barrel before recovering to nearly $80 per barrel as 2009 came to an end. With Texas serving as the headquarters for many companies in the oil and natural gas industry, mining's contribution to Texas personal income is more than five times the national share. Texas employment in the industry peaked at 240,200 jobs in December 2008. Because of a lag time between energy price changes and employment changes, industry employment sank as far as 201,800 jobs in August 2009, before firmer prices translated into a partial job recovery to 209,900 jobs by December 2009. The number of operating oil and natural gas drilling rigs in the State averaged 898 in 2008, but fell to an average of 432 in 2009, with the lowest point of 329 in June 2009 before an uptick to 470 by December 2009.

   The Texas construction industry had begun to lose jobs before mining, with a peak employment in April 2008 and continuing job losses through 2009. With the nation's mortgage woes and tight credit markets, the precipitous decline in housing construction nationally seeped into Texas as well. As the recession took hold in Texas, the focus of construction activity shifted from building single-family homes to the construction of utility systems, refineries and pipelines related to the State's oil and natural gas industry, as well as heavy engineering construction of multi-family residences and highways. As the economy sank deeper, double-digit percentage job losses were seen in all of the State's major construction sectors.

   According to data from the Texas A&M Real Estate Center, new single-family house building permits in Texas declined 15 percent in the 12 months ending in December 2009. The number of multi-family permits fell more precipitously, by nearly two-thirds (66 percent) over this period. Even with these losses during the year, Texas has fared better than many other states, mostly because of its relatively stable real estate prices.

   A national recession, weak international markets, anemic consumer spending and continued growth in productivity per worker coalesced and caused a 9.8 percent loss in manufacturing jobs during the 12 months ending in December 2009. Nearly all manufacturing sectors lost employment, although chemical manufacturing eked out a gain of 0.7 percent, with an increase of 500 jobs. Fabricated metal products had the greatest percentage job decline of any Texas sector, losing 24.5 percent during the year, for a 33,100 job loss. This sector was particularly hurt by a severe curtailment in the demand for oil and natural gas drilling rigs and equipment. Exports remain a hallmark of the State economy, but exporting manufacturers face recessionary economies in much of the world, choking off a potent source for manufacturing growth in the near future.

   During 2009, wage cuts, shorter working hours, the loss of home equity income and high debt burdens kept consumer spending lukewarm. With this anemic spending, Texas saw an 8.2 percent decline in sales tax collections during calendar year 2009. Motor vehicle sales retrenched even more, and although the federal Cash for Clunkers program stimulated some temporary sales, motor vehicle sales tax collections fell by nearly 21 percent in 2009.

   Fiscal Matters. The State operates on a fiscal year basis, which begins on September 1 and ends on August 31. The State's appropriation period is a biennium covering two fiscal years. During the 1987 session, the Legislature imposed uniform accounting and financial reporting procedures on all State agencies and provided that accounting for State agencies be in accordance with generally accepted accounting principles.

   Total assets of the State on Aug. 31, 2009, were $193.6 billion, a decrease of $17.2 billion or 8.2 percent. Total liabilities as of Aug. 31, 2009, were $62.7 billion, a decrease of $5.3 billion or 7.7 percent. Net assets were affected by a number of factors. Cash and cash equivalents fell $11.1 billion from fiscal year 2008 while investments decreased $10.9 billion. The decrease in cash and cash equivalents was partly due to spending down available balances as income resources diminished. The issuance of tax and revenue anticipation notes in fiscal 2008 were repaid in fiscal year 2009 as well. This also is the primary explanation for the $9.9 billion decrease in current liabilities from the reduction of this short-term debt. Investments decreased by $10.9 billion as financial markets weakened, and university contributions and various dedicated resources declined. Investments in capital assets, net of related debt, increased $1.8 billion from additions to the State's highway system and college and university building and building improvement projects. There was an increase in total bond debt of $3.9 billion as well, with increases to both general obligation and revenue bonds. The State's bonded indebtedness was $31.4 billion, which included new issuances of $5.6 billion in State bonds to finance new construction, housing, water conservation and other projects. Approximately $1.8 billion in bonded debt was retired or refunded. The net asset balance was $130.9 billion in fiscal 2009, a decrease of $11.9 billion or 8.4 percent. Of the State's net assets, $67.4 billion were invested in capital assets, net of related debt, while $51.4 billion were restricted by statute or other legal requirements and were not available to finance day-to-day operations of the State. Unrestricted net assets were $12.1 billion.

   The State earned program revenues of $59.8 billion and general revenues of $38.7 billion, for total revenues of $98.6 billion, a decrease of $748.7 million or 0.8 percent. The major components of this decrease were taxes, which had a decline of $5.5 billion and unrestricted investment earnings with a decline of $924.9 million. Operating grants and contributions, however, increased $5.3 billion, or 17.3 percent, in collections over the prior year. Increases totaling $7.5 billion in federal funding for hurricane disaster relief, unemployment assistance, Medicaid, nutrition assistance and from ARRA offset other declines.

   The expenses of the State were $109.2 billion, an increase of $12 billion or
12.3 percent. The expense fluctuations in governmental activities are largely attributable to the health and human services function and public safety function, due to increased funding for hurricane disaster relief, Medicaid, nutrition assistance and programs funded by the American Recovery and Reinvestment Act. In the business-type activities, unemployment benefit payments increased $3.4 billion. Colleges and universities expenses reported increases of $1.5 billion. As a result of expenses exceeding revenues, the State's total net assets decreased by $10.5 billion, a decrease of $12.6 billion from the previous year's increase of $2.1 billion.

   Debt. The State of Texas issues both General Obligation Bonds and Revenue Bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal 2009, the State's state agencies and universities issued $5.6 billion in State bonds to finance new construction, transportation, housing, water conservation and treatment and other projects. General obligation debt accounted for $2.6 billion of State bonds issued in fiscal 2009. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the State. The remaining $3 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $523.1 million in general obligation bonds and $622.1 million in revenue bonds. Also, $174.6 million in general obligation bonds and $408.7 million in revenue bonds were refunded. The total outstanding general obligation debt of the State after new issuances, retirements and refundings as of Aug. 31, 2009, was $12.7 billion. This represents an increase of $1.9 billion or 17.7 percent from fiscal 2008. An additional $12.1 billion of general obligation bonds have been authorized but have not been issued. Total revenue bonds outstanding were $18.8 billion, which is an increase of $2 billion or 11.7 percent from fiscal year 2008. The net increase of $1.2 billion for general obligation bonds are from issuances for the Texas mobility fund to finance highway projects in the State. The net increase of $1.9 billion for revenue bonds were from issuances of the State's universities for campus improvements or associated with refundings to take advantage of lower interest rates.

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in fully collateralized time deposits, obligations of the United States, obligations of various federal credit organizations, direct security repurchase agreements, reverse repurchase agreements, bankers' acceptances, commercial paper, and contracts written by the Comptroller which are commonly known as covered call options.

   The State's real gross domestic product in 2009 fell by 1.7 percent. This was the first decline in inflation-adjusted economic production since the mid-1980s. Recession throughout much of the world combined with a stronger dollar to hurt both domestic markets and international export potential. As the nation's largest exporting state, an estimated 19 percent drop in exports during 2009 was a major drag on the State's economy. Weaknesses in energy, construction and goods manufacturing contributed to the decline.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Texas are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Texas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Texas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Texas trust to pay interest on or principal of such bonds.

   Your Texas trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

   West Virginia Risk Factors

   Economic Conditions and Outlook. In 2009, West Virginia led the nation in personal income growth and the State ranked second overall in the most recent index of state economic momentum. Since 2005, 243 companies have located or expanded in West Virginia, investing more than $9 billion in the State.

   Because of this responsible management and forward-thinking budgeting, the West Virginia government has not been forced to implement employee furloughs, government shutdowns or increased taxes. To ensure proper funding of vital programs and services, in December 2009, Governor Manchin requested all spending entities to reduce their current General Revenue budgets by 3.4 percent. The other branches of State government (the Supreme Court and Legislature) voluntarily have reduced their spending, as well.

   Tourism in West Virginia has historically produced revenue for the State. In June of 2009, the new State Museum opened its doors, showcasing the State's proud heritage and culture. Within the first six months of operation, approximately 50,000 people visited the museum.

   As with most states, federal stimulus funding has enabled many projects to begin that might not have been feasible. West Virginia is a top state for putting stimulus dollars to work on their highways as well as on their water and sewer line expansion. 2009 is the 10th consecutive year that West Virginia budgeted State and federal funds in excess of $1 billion for their roadway system. During 2009, the State completed such projects including half of Corridor H, advanced sections of U.S. 35, Route 9, Route 10, the Coalfields Expressway, the Mon/Fayette Expressway, the King Coal Highway and the Fairmont Gateway Connector. More than 80 miles of four-lane highway are being constructed.

   Long-term Financial Planning and Relevant Financial Policies. By continuing to work efficiently by utilizing innovative methods, several initiatives have been established to allow the State to utilize its resources more effectively. In 2008, the Comprehensive Tax Modernization Group was reconvened and, upon its findings, the State will look at addressing lower taxation on commercial and industrial properties while considering the impact on local governments.

   The State is also progressing toward replacing the antiquated financial management system that was implemented in the early 1990s. A new enterprise resource planning system will allow the State to better track revenue and assets, payroll and payments. This system will provide the information the State needs to make timely and financially sound decisions. Substantial savings are expected with the implementation of this system, resulting in the consolidation of more than 60 individual automated systems throughout State government.

   The State of West Virginia is proud to have been selected as one of three states as part of the Pew Center on the States' State Lab Project, which strives to accelerate State improvements in targeted areas. In this year-long partnership, West Virginia receives intensive management support from Pew experts and advisors, along with a grant of $50,000. Each State project, included in the Pew's Management Lab, focuses on specific challenges to improve statewide results which will be shared with other states to spur government improvements nationwide. Responsible government will establish a new statewide planning and budgeting system to ensure the best return on the State's investments.

   Major Initiatives. In addition to the economy, the State is placing continued strong emphasis on energy and education. West Virginia ranks second in the nation in exporting electricity, and most of the coal and natural gas is exported out of State. The State's alternative and renewable energy portfolio requires one-fourth of the energy used in the State to come from alternative or renewable energy sources by the year 2025. This progressive law is benefiting the State of West Virginia. The State has more than 1,000 megawatts of wind power in service or in development, which equates to providing power to more than 250,000 homes. The State also has the third-largest wind capacity of any eastern state.

   The world's first successful carbon capture and sequestration project is at the American Electric Power's Mountaineer Power Plant in Mason County and an advanced pilot project is capturing carbon dioxide at the Dow Chemical Plant in South Charleston, West Virginia. A coal-to-liquids project in Mingo County that will use state-of-the-art cleaner coal technology is underway. This technology will enable West Virginia coal to be their primary energy source as they transition to the fuels of the future.

   To ignite the economic momentum of West Virginia, the State is strengthening its focus on education by moving forward on building or improving schools at a lower interest rate through the Qualified School Construction Bonds statewide. At the end of 2009, West Virginia had $540 million in ongoing school construction, the largest amount in the School Building Authority's history. A $78 million bond issue to improve the State's community and technical colleges has been completed.

   As a result of the challenging economic scenario throughout the nation, the State of West Virginia has maintained a strong stance in providing the necessary governmental programs and services, while demonstrating fiscal responsibility in its decision-making. The State has proved to be resilient through a difficult economic time by making sound decisions and implementing innovative planning strategies. Focusing in the future on such issues as health care, economic development, continued enhanced infrastructure, and education, West Virginia stands ready to address the challenges and opportunities of the future.

   Government-wide Financial Highlights. The assets of the primary government exceeded its liabilities at the close of fiscal year 2009 by $10 billion (reported as net assets). Governmental activities reported $10.1 billion in net assets (a $249 million increase, up 2.5 percent from last year, as restated), while the business type activities reported a deficit of $83.5 million, a $160 million decrease in the deficit.

   Fund Level Financial Highlights. At end of fiscal year 2009, the governmental funds reported a combined ending fund balance of $3.35 billion, a decrease of $111 million, or 3.21 percent lower than the prior year, as restated. The unreserved fund balance for the general fund was $767 million, or 10 percent, of total general fund expenditures. General Revenue surpluses allowed $11 million to be transferred to the Revenue Shortfall Reserve Fund (the "Rainy Day Fund"), down from the previous year by $6.6 million.

   Long-Term Debt. At year-end the State had $6.2 billion in bonds, capital leases, notes payable, claims and judgments, compensated absences, pension obligations, and other long-term obligations outstanding.

   The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House of Delegates before it can be ratified or rejected by the voters. Once the amendment has voter approval, the Legislature must pass specific legislation authorizing the issuance of the general obligation debt. Revenue bonds are issued pursuant to specific statutory provisions enacted by the Legislature primarily for the purpose of financing capital construction. Neither the West Virginia Constitution nor its statutes establish a general limit on any type of debt, although certain agencies have debt limits in their specific Code sections.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of West Virginia are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your West Virginia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your West Virginia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your West Virginia trust to pay interest on or principal of such bonds.

   Your West Virginia trust is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.


                                                                    U-SECSUP0214

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Municipal Series 589, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 25th day of February 2014.

Van Kampen Unit Trusts, Municipal Series 589
(Registrant)

By: Invesco Capital Markets, Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on February 25, 2014, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets,
Inc.:

SIGNATURE                                 TITLE

Steven Massoni                            Director and President

M. Kevin Cronin                           Director and Senior Vice President

Annette J. Lege                           Treasurer and Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)

--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 1281 (File No. 333-184518) dated December 6, 2012.